                        THE TRAVELERS INSURANCE COMPANY

                   THE TRAVELERS SEPARATE ACCOUNT QP (SELECT)
                             FOR VARIABLE ANNUITIES

The group variable annuity contracts (the "Contracts") described in this prospectus are designed to fund plans ("Plans") established under certain sections of the Internal Revenue Code of 1986 (the "Code").

The Contracts are designed for use in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees of certain other tax exempt and qualifying employers), and deferred compensation plans for state and local governments. These Plans also allow for Third Party Administrator involvement. Amounts held under the Plans may be entitled to tax-deferred treatment under certain sections of the Code.

The Funding Options available under the Contracts are listed below. They may not all be available under an employer's plan or in all states. This prospectus is not valid without the current prospectuses for these Funding Options. A Fixed Account Option is also available and is described in a separate prospectus. Unless specified otherwise, this prospectus refers to the Funding Options.

  Managed Assets Trust                             American Odyssey Funds, Inc.
                                                   American Odyssey Core Equity Fund
  High Yield Bond Trust                              American Odyssey Emerging Opportunities Fund
                                                     American Odyssey International Equity Fund
  Capital Appreciation Fund                          American Odyssey Long-Term Bond Fund
                                                     American Odyssey Intermediate-Term Bond Fund
  The Travelers Series Trust                         American Odyssey Short-Term Bond Fund
    U.S. Government Securities Portfolio
     Utilities Portfolio                           Travelers Series Fund, Inc.
     Social Awareness Stock Portfolio              Smith Barney Income and Growth Portfolio
     Lazard International Stock Portfolio            Alliance Growth Portfolio
     Federated Stock Portfolio                       Smith Barney International Equity Portfolio
     Federated High Yield Portfolio                  Putnam Diversified Income Portfolio
     Large Cap Portfolio                             Smith Barney High Income Portfolio
     Equity Income Portfolio                         MFS Total Return Portfolio
                                                     Smith Barney Money Market Portfolio

This prospectus sets forth the information that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Account has been filed with the Securities and Exchange Commission and is available without charge upon request. To obtain the Statement of Additional Information ("SAI") send a written request to The Travelers Insurance Company, Attn: Annuity Marketing, One Tower Square, Hartford, CT 06183 or call 1-800-842-8573. The Table of Contents for the SAI dated May 1, 1997, appears in Appendix B. The SAI is incorporated by reference to this prospectus. For more information about the Contract, contact your registered representative, or write to us at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDING OPTIONS. THE PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUNDING OPTIONS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS.......................      3
SUMMARY.........................................      5
FEE TABLE.......................................      6
INTRODUCTION....................................      9
THE CONTRACTS...................................      9
  General.......................................      9
  Allocated Contracts...........................      9
  Unallocated Contracts.........................      9
  Right to Return...............................      9
OPERATION OF THE CONTRACT.......................     10
  Crediting Purchase Payments...................     10
  Transfers of Cash Value Between Funding
    Options.....................................     10
  Dollar Cost Averaging (Automated Transfers)...     10
  Asset Allocation Advice.......................     10
  Contract Exchanges............................     11
  Contract and Participant's Individual Account
    Termination.................................     11
  Account Value.................................     11
  Accumulation Unit Value.......................     12
PAYMENT OF BENEFITS.............................     12
  Death Benefits Proceeds Prior to Maturity
    Date........................................     12
  Death Proceeds After the Maturity Date........     13
  Election of Settlement Options................     13
  Minimum Amounts...............................     14
  Misstatement..................................     14
  Retired Life Certificate......................     14
  Allocation of Cash Surrender Value During the
    Annuity Period..............................     14
  Annuity Options...............................     14
  Variable Annuity..............................     15
    Amount of First Payment.....................     15
    Annuity Unit Value..........................     15
    Initial Payment and Number of Annuity
      Units.....................................     15
    Amount of Subsequent Payments...............     15
  Fixed Annuity.................................     16
CHARGES UNDER THE CONTRACT......................     16
  Sales Charges.................................     16
    Free Withdrawal Allowance...................     16
  Mortality and Expense Risk Charge.............     17
  Funding Option Charges........................     17
  Administrative Charge.........................     17
  Premium Tax Deductions........................     17
  TPA Administrative Charges....................     17
THE COMPANY, THE SEPARATE ACCOUNT AND THE
  FUNDING OPTIONS...............................     17
  The Company...................................     17
  The Separate Account..........................     18
PERFORMANCE INFORMATION.........................     21
FEDERAL TAX CONSIDERATIONS......................     21
  General Taxation of Annuities.................     21
  Types of Contracts: Qualified or
    Nonqualified................................     21
  Investor Control..............................     22
  Mandatory Distributions for Qualified Plans...     22
  Nonqualified Annuity Contracts................     22
  Qualified Annuity Contracts...................     23
  Penalty Tax for Premature Distributions.......     23
  Diversification Requirements..................     23
MISCELLANEOUS...................................     23
  Voting Rights.................................     23
  Distribution of the Contracts.................     23
  Postponement of Payment (Emergency
    Procedure)..................................     24
  Contract Modification.........................     24
  Legal Proceedings.............................     24
APPENDIX A: CONDENSED FINANCIAL INFORMATION.....    A-1
APPENDIX B: CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................    B-1

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

ACCUMULATION PERIOD: The period before the commencement of Annuity payments.

ACCUMULATION UNIT: An accounting unit of measure used to calculate values before Annuity payments begin.

ANNUITANT: A Person on whose life the Annuity payments are to be made under a Contract.

ANNUITY: Payment of income for a stated period or amount.

ANNUITY PERIOD: The period following the commencement of Annuity payments.

BENEFICIARY(IES): The person(s) or trustee designated to receive contract values in the event of the Participant's or Annuitant's death.

CASH SURRENDER VALUE: The Cash Value less any amounts deducted upon surrender and any applicable premium tax.

CASH VALUE: The value of the Accumulation Units in Your Account or a Participant's Individual Account less any reductions for administrative charges. Sometimes referred to as "Account Value."

CERTIFICATE: The certificate issued to a participant representing his or her participation in the Contract.

CERTIFICATE YEAR: The 12-month period beginning with the date the Certificate was issued or any anniversary thereof.

CODE: The Internal Revenue Code of 1986, as amended.

COMMISSION: Securities and Exchange Commission.

COMPANY (WE, US, OUR): The Travelers Insurance Company.

COMPETING FUND: Any investment option under the Plan, which in our opinion, consists primarily of fixed income securities and/or money market instruments.

CONTRACT DATE: The date on which the Contract becomes effective, as shown on the Contract.

CONTRACT OWNER (YOU, YOUR): The employer or entity owning the Contract.

CONTRACT YEAR: The twelve month period commencing with the Contract Date or with any anniversary thereof.

DUE PROOF OF DEATH: (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

EXCESS PLAN CONTRIBUTIONS: Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Qualified Plan.

FIXED ANNUITY: An Annuity with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.

FUNDING OPTIONS: The variable investment options to which Purchase Payments under the Contract may be allocated.

GENERAL ACCOUNT: The Company's General Account in which amounts are held if directed to the Fixed Account during the Accumulation Period and in which reserves are maintained for Fixed Annuities during the Annuity Period.

HOME OFFICE: The Travelers Insurance Company, One Tower Square, Hartford, CT
06183

MATURITY DATE: The date on which Annuity payments are to begin.

PARTICIPANT: An eligible person who is a member in the Qualified Plan.

PARTICIPANT'S INDIVIDUAL ACCOUNT: An account to which Accumulation Units are credited to a Participant or Beneficiary under the Contract.

PURCHASE PAYMENTS: Payments made to the Contract.

QUALIFIED PLAN: An employer's voluntary retirement plan which qualifies for special tax treatment under a particular section of the Internal Revenue Code.

SEPARATE ACCOUNT: The Travelers Separate Account QP for Variable Annuities.

THIRD PARTY ADMINISTRATOR ("TPA"): An entity which has contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.

VALUATION DATE: A day on which the New York Stock Exchange is open for business. The value of the Separate Account is determined at the close of the New York Stock Exchange on such days.

VALUATION PERIOD: The period between the end of one Valuation Date and the end of the next Valuation Date.

VARIABLE ANNUITY: An Annuity providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.

WRITTEN REQUEST: A written form satisfactory to us and received at the Home Office.

YOUR ACCOUNT: Accumulation Units credited to you under this Contract.

                                    SUMMARY
--------------------------------------------------------------------------------

CONTRACTS OFFERED

The Contracts are designed for use in conjunction with qualified pension or profit-sharing plans, tax deferred annuity plans (for public school teachers and employees and employees of certain other tax exempt and qualifying employers) and deferred compensation plans for state and local governments. The minimum Purchase Payment allowed is an average of $1,000 annually, per Participant's Individual Account or $10,000 annually per Contract.

Because of the size of these Contracts, the possible involvement of TPAs, the allocated or unallocated nature of the Contract and a competitive bidding process which may include negotiation, many of the charges imposed in the Contract are likely to vary from one Contract to the next. The Contract design allows the Company maximum flexibility, within the limitations imposed by law, to "custom design" a charge structure which is likely to be acceptable to a particular prospective Contract Owner.

RIGHT TO RETURN

For Contracts in used with deferred compensation plans, tax-deferred annuity plans, and combined qualified plan/deferred annuity plans, you may return the Contract or Certificate, as applicable, and receive a full refund of the Cash Value (including charges) within ten days after the Contract or Certificate is delivered to you, unless state law requires a longer period. (See "Right to Return.")

ASSET ALLOCATION

If available Contract Owners and/or Participants may elect to enter into an asset allocation investment advisory agreement which is fully described, including associated fees, in a separate disclosure statement. (See "Asset Allocation Advice.")

DEATH BENEFITS

A death benefit is provided in the event of death of the Participant under a Participant's Individual Account prior to the earlier of the Participant's 75th birthday or the Maturity Date. (See "Death Benefits under an Allocated Contract.")

ANNUITY OPTIONS

The Contract Owner selects a Maturity Date and an Annuity Option for a Participant as provided by the Plan. The Contract contains six optional annuity forms, which may be selected on either a fixed or variable annuity basis, or a combination thereof. (See "Payment of Benefits.")

CHARGES AND FEES

Maximum levels for sales-related expenses and mortality and expense risk charges are set forth in this prospectus. These charges, as well as allocation and transfer fees are subject to negotiation or a competitive bidding process, or both, with the prospective Contract Owner prior to the issuance of a Contract.

The Company will charge a maximum surrender charge of 5% of the amount surrendered in the first and second Contract/Certificate Years, up to 4% in years three and four, up to 3% in years five and six, up to 2% in years seven and eight, and 0% beginning in year nine.

The Company will make a daily charge against the value of the Contract held in the Separate Account for the Mortality and Expense Risk Charge. The maximum rate is 1.20% annually. (See "Mortality and Expense Risk Charge.") An administration charge of .10% may apply to amounts allocated to the funding options. (See "Administrative Charge.")

Deductions for the payment of any premium taxes that may be levied against the Contract will be made as appropriate. (See "Charges Under the Contract.")

                                   FEE TABLE
--------------------------------------------------------------------------------

The purpose of this Fee Table is to assist Contract/Certificate Owners in understanding the various maximum costs and expenses that Contract/Certificate Owners or Participants will bear, directly or indirectly, under the Contract/Certificate. The information listed reflects expenses of the Separate Account as well as of the Funding Options. Except as noted, the fees are based on the most recent fiscal year end of each option. For additional information regarding the charges and deductions assessed under the Contract/Certificate, including possible waivers or reductions of these expenses, see "Charges Under the Contract."

 MAXIMUM CONTRACT/CERTIFICATE OWNER TRANSACTION CHARGES

        ----------------------------------------------------------------------------------
                                                               CONTRACT/
                        SURRENDER CHARGE                      CERTIFICATE       PERCENTAGE
        ----------------------------------------------------------------------------------
        As a percentage of amount surrendered                     1-2                5%
                                                                  3-4                4
                                                                  5-6                3
                                                                  7-8                2
                                                                    9+               0

 MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and Expense Risk Fees                                1.20%

(As a percentage of average daily net assets of the Separate Account)

 MAXIMUM CONTRACT/CERTIFICATE ADMINISTRATIVE CHARGE

Funding Option Administrative Charge                           0.10%

(As a percentage of amounts allocated to the variable funding options under the contracts)

 FUNDING OPTION EXPENSES
(as a percentage of average net assets of the Funding Option based on most recent fiscal year end of each)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  OTHER                TOTAL
                                                                    MANAGEMENT FEE              EXPENSES            UNDERLYING
                        UNDERLYING FUNDS                         (AFTER REIMBURSEMENT)    (AFTER REIMBURSEMENT)    FUND EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                 0.75%                    0.08%(1)             0.83%
High Yield Bond Trust                                                     0.50%                    0.47%(1)             0.97%
Managed Assets Trust                                                      0.50%                    0.08%(1)             0.58%
U.S. Government Securities Portfolio                                      0.32%                    0.30%(1)             0.62%
Social Awareness Stock Portfolio                                          0.65%                    0.60%(1)             1.25%
Utilities Portfolio                                                       0.65%                    0.42%(1)             1.07%
Lazard International Stock                                                0.83%                    0.42%(2)             1.25%
Federated Stock                                                           0.63%                    0.32%(2)             0.95%
Federated High Yield                                                      0.65%                    0.30%(2)             0.95%
Large Cap (Sub-Adv. Fidelity)                                             0.75%                    0.20%(3)             0.95%
Equity Income (Sub-Adv. Fidelity)                                         0.75%                    0.20%(3)             0.95%
American Odyssey International Equity Fund                                0.65%                    0.21%(4)             0.86%
                                                                                                   1.46%*               2.11%*
American Odyssey Emerging Opportunities Fund                              0.60%                    0.12%(4)             0.72%
                                                                                                   1.37%*               1.97%*
American Odyssey Core Equity Fund                                         0.57%                    0.11%(4)             0.68%
                                                                                                   1.36%*               1.93%*
American Odyssey Long-Term Bond Fund                                      0.50%                    0.13%(4)             0.63%
                                                                                                   1.38%*               1.88%*
American Odyssey Intermediate-Term Bond Fund                              0.50%                    0.16%(4)             0.66%
                                                                                                   1.41%*               1.91%*
American Odyssey Short-Term Bond Fund                                     0.50%                    0.25%(4)             0.75%
                                                                                                   1.50%*               2.00%*
Smith Barney Income and Growth Portfolio                                  0.65%                    0.08%(5)             0.73%
Alliance Growth Portfolio                                                 0.80%                    0.07%(5)             0.87%
Putnam Diversified Income Portfolio                                       0.75%                    0.21%(5)             0.96%
Smith Barney High Income Portfolio                                        0.60%                    0.24%(5)             0.84%
MFS Total Return Portfolio                                                0.80%                    0.11%(5)             0.91%
Smith Barney International Equity Portfolio                               0.90%                    0.20%(6)             1.10%
Smith Barney Money Market Portfolio                                       0.60%                    0.05%(7)             0.65%

(1) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse each Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 1.25%. Without such arrangement, Other Expenses would have been 1.69% for the Social Awareness Stock Portfolio. None of the other portfolios were affected. The Other Expenses figure includes a .06% Sub-Administrator Charge.

(2) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, the Travelers has agreed to reimburse the Portfolios' expenses for the same period. Without such arrangements, Other Expenses for the Travelers Series Trust, Lazard International Stock Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolios would have been 2.87%, 2.19%, and 3.03%, respectively. The Other Expenses figure includes a Sub-Administrator Charge of .06%.

(3) Other Expenses take into account the current expense reimbursement arrangement with the Company. The Company has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.95%. Without such arrangements, Other Expenses for the Travelers Series Trust Large Cap Portfolio and Equity Income Portfolios would have been 1.55%.

(4) The Short-Term Bond Fund is required to repay the Manager for any fees the Manager previously waived or expenses the Manager previously reimbursed, provided that this repayment by the Fund does not cause the total expense ratio to exceed 0.75%. Without these repayments, Total Underlying Fund Expenses for the Short-Term Bond Fund for 1996 would have been 0.68%
(5) Other Expenses are as of October 31, 1996 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1996.
(6) During the fiscal year ended October 31, 1996, the Smith Barney International Equity Portfolio earned credits from the Custodian which reduced the service fees incurred. When these credits are taken into consideration, Total Underlying Fund Expenses for this Portfolio are 1.05%.
(7) Other Expenses are as of October 31, 1996, taking into account the current expense limitations agreed to by the Manager. The Manager waived all of its fees for the period and reimbursed the Fund for their expenses. If such fees were not waived and expenses were not reimbursed, Total Underlying Expenses for the Smith Barney Money Market Portfolio would have been 0.74%.
* Includes CHART Asset Allocation Fee of 1.25%.

 EXAMPLE WITH SURRENDER CHARGES (PERCENTAGE OF AMOUNT SURRENDERED)

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Assuming a 5% annual return on assets, a $1,000 investment would be subject to the following expenses:
                                                                                                                    (b) If the
                                                                                                   Contract/Certificate is NOT
                                                                                                     surrendered at the end of
                                                              (a) if the Contract/Certificate is
                                                                       surrendered at the end of                           the
                                                                              the period shown*:                 period shown:
------------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR(A)     3 YEARS(A)     5 YEARS(A)     10 YEARS(A)      1 YEAR(B)     3 YEARS(B)
------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                 $ 73          $ 110          $ 149           $246            $ 22          $  67
High Yield Bond Trust                       74            114            156            261              23             71
Managed Assets Trust                        71            103            137            220              19             59
U.S. Government Securities Portfolio        71            104            139            225              20             60
Social Awareness Stock Portfolio            77            122            169            289              26             79
Utilities Portfolio                         75            117            161            271              24             74
Lazard International Stock                  77            122            169            289              26             79
Federated Stock                             74            114            155            258              23             70
Federated High Yield                        74            114            155            258              23             70
Large Cap                                   74            114            155            258              23             70
Equity Income                               74            114            155            258              23             70
American Odyssey Funds(1):
  International Equity Fund                 73            111            150            249              22             68
  Emerging Opportunities Fund               72            107            144            235              21             63
  Core Equity Fund                          72            106            142            231              20             62
  Long-Term Bond Fund                       71            104            139            225              20             61
  Intermediate-Term Bond Fund               71            105            141            229              20             62
  Short-Term Bond Fund                      72            108            145            238              21             64
American Odyssey Funds(2):
  International Equity Fund                 85            147            210            369              34            105
  Emerging Opportunities Fund               84            143            203            357              33            101
  Core Equity Fund                          83            142            202            353              33            100
  Long-Term Bond Fund                       83            140            199            348              32             98
  Intermediate-Term Bond Fund               83            141            201            351              32             99
  Short-Term Bond Fund                      84            144            205            359              33            102
Smith Barney Income and Growth
  Portfolio                                 72            107            144            236              21             64
Alliance Growth Portfolio                   73            111            151            250              22             68
Putnam Diversified Income Portfolio         74            114            155            260              23             71
Smith Barney High Income Portfolio          73            111            149            247              22             67
MFS Total Return Portfolio                  74            113            153            254              22             69
Smith Barney International Equity
  Portfolio                                 76            118            162            274              24             75
Smith Barney Money Market Portfolio         71            105            140            227              20             61

Assuming a 5% annual return on assets,

--------------------------------------
                                           5 YEARS(B)     10 YEARS(B)
--------------------------------------
Capital Appreciation Fund                   $ 114           $246
High Yield Bond Trust                         122            261
Managed Assets Trust                          102            220
U.S. Government Securities Portfolio          104            225
Social Awareness Stock Portfolio              136            289
Utilities Portfolio                           127            271
Lazard International Stock                    136            289
Federated Stock                               120            258
Federated High Yield                          120            258
Large Cap                                     120            258
Equity Income                                 120            258
American Odyssey Funds(1):
  International Equity Fund                   116            249
  Emerging Opportunities Fund                 109            235
  Core Equity Fund                            107            231
  Long-Term Bond Fund                         104            225
  Intermediate-Term Bond Fund                 106            229
  Short-Term Bond Fund                        110            238
American Odyssey Funds(2):
  International Equity Fund                   177            369
  Emerging Opportunities Fund                 171            357
  Core Equity Fund                            169            353
  Long-Term Bond Fund                         166            348
  Intermediate-Term Bond Fund                 168            351
  Short-Term Bond Fund                        172            359
Smith Barney Income and Growth
  Portfolio                                   109            236
Alliance Growth Portfolio                     116            250
Putnam Diversified Income Portfolio           121            260
Smith Barney High Income Portfolio            115            247
MFS Total Return Portfolio                    118            254
Smith Barney International Equity
  Portfolio                                   128            274
Smith Barney Money Market Portfolio           105            227

---------------

 * The applicable sales charge may be waived upon annuitization. (See "Charges Under the Contract.")
  (1) Reflects expenses that would be incurred for those who DO NOT participate in the CHART Asset Allocation program.
  (2) Reflects expenses that would be incurred for those who DO participate in the CHART Asset Allocation program.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A, page A-1.

                                  INTRODUCTION
--------------------------------------------------------------------------------

This prospectus has been designed to provide all the necessary information to make a decision on purchasing Contracts issued in conjunction with qualified pension and profit-sharing plans, tax deferred annuity plans (for public school teachers and employees and employees of certain other tax exempt and qualifying employers) and deferred compensation plans for state and local governments. This prospectus describes only the elements of the variable Contracts. Please read the Glossary of Special Terms prior to reading this prospectus to become familiar with the terms being used.

                                 THE CONTRACTS
--------------------------------------------------------------------------------

GENERAL

The Contracts, issued on a group basis, are designed for use only with plans which qualify for special tax treatment under the Internal Revenue Code, such as tax deferred annuity plans for public school teachers and employees and employees of certain other tax-exempt organizations; pension and profit-sharing plans; and deferred compensation plans for state and local governments.

Purchase Payments may be allocated to your choice of one or more Funding Options. Purchase Payments (net of any premium taxes due) are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option's individual investments. While you will not receive any distributions from the Funding Options, any such distributions would be reflected in the value of that Funding Option's corresponding Accumulation Unit. During the Variable Annuity payout period, both your Annuity payments and reserve values will vary in accordance with these factors.

The Contracts may be issued on either an allocated or an unallocated basis. Both the allocated and unallocated contracts provide for fixed (Fixed Acccount Option) and variable (Separate Account) accumulations and annuity payouts. The Fixed Account Option is described in a separate prospectus.

ALLOCATED CONTRACTS

A group allocated Contract will cover all present and future Participants under the Contract. A Participant under an allocated Contract may receive a certificate which evidences participation in the Contract.

UNALLOCATED CONTRACTS

We offer an unallocated annuity Contract, designed for use with certain Qualified Plans where the employer has secured the services of a TPA.

The Contracts will be issued to an employer or the trustee(s) or custodian of an employer's Qualified Plan. All Purchase Payments are held under the Contract, as directed by the Contract Owner. There are no individual allocations under the unallocated Contracts for individual participants in the Qualified Plan.

RIGHT TO RETURN

For Contracts in use with deferred compensation plans, tax-deferred annuity plans, and combined qualified plans/tax deferred annuity plans, you may return the Contract for a full refund of the Cash Value (including charges) within ten days after you receive it (the "right to return period"). Where state law requires a longer right to return period, or the return of Purchase Payments, the Company will comply. The Contract Owner bears the investment risk during the right to return period; therefore, the Cash Value returned may be greater or less than your Purchase Payment. All Cash Values will be determined as of the next valuation following the Company's receipt of your written request for refund.

                           OPERATION OF THE CONTRACT
--------------------------------------------------------------------------------

CREDITING PURCHASE PAYMENTS

The Purchase Payments to Your Account or to a Participant's Individual Account under a Contract are applied to purchase Accumulation Units of the selected Funding Options. With respect to an initial Purchase Payment, the Purchase Payment is credited to the applicable account within two business days of our receipt of a properly completed application or purchase order form and the initial Purchase Payment. If an application or any other information provided is incomplete when received, the Purchase Payment will be credited to the applicable account within five business days. If an initial Purchase Payment is not credited within five business days, it will be immediately returned unless you have been informed of the delay and request that the Purchase Payment not be returned.

Any subsequent payment is credited at the end of the business day on which it is received. For subsequent Purchase Payments, the number of Accumulation Units credited is determined by dividing the Purchase Payment by the appropriate Accumulation Unit value next computed after we receive the payment at our Home Office.

TRANSFERS OF CASH VALUE BETWEEN FUNDING OPTIONS

You may transfer Cash Values from one or more Funding Options to other Funding Options, subject to the terms and conditions of the Contract (and your Plan). If authorized by the Contract Owner, Participants under allocated Contracts may transfer all or any of their Cash Value from one Funding Option to another up to 30 days before the due date of the first Annuity Payment.

DOLLAR COST AVERAGING (AUTOMATED TRANSFERS)*

Dollar cost averaging permits the Contract Owner or Participant to transfer a fixed dollar amount to other Funding Options on a monthly or quarterly basis so that more Accumulation Units are purchased if the value per unit is low and fewer Accumulation Units are purchased if the value per unit is high. Therefore, a lower-than-average value per unit may be achieved over the long run.

You may elect automated transfers through written request or other method acceptable to the Company. Certain minimums apply to amounts transferred and/or to enroll in the program.

You may start or stop participation in the Dollar Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Contract, including provisions relating to the transfer of money between funding options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Cash Value, Contract Owners should consider the risks involved in switching between investments available under this Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

* Automated transfers are subject to the terms and conditions of the Contract (and your plan).

ASSET ALLOCATION ADVICE

Owners may elect to enter into a separate advisory agreement with Copeland Financial Services, Inc. ("Copeland"), an affiliate of the Company, if the program is available. Copeland provides asset allocation advice under its CHART program, which is fully described in a separate disclosure statement. Under the CHART Program, Purchase Payments and Cash Values are allocated among the specified asset allocation funds. Copeland's charge for this advisory service is equal to a maximum of 1.50% of the assets subject to the CHART Program. The CHART Program fee will be paid by quarterly withdrawals from the Cash Values allocated to the asset allocation funds. The fee is in addition to the Contract charges described in "Charges Under the Contract." The Company will not treat these withdrawals as taxable distributions. The CHART Program may not be available in all marketing programs through which this Contract is sold.

CONTRACT EXCHANGES

a) You may transfer all or any part of Your Account's Cash Surrender Value from any Funding Option to any contract not issued by us. Such transfers may be subject to a sales charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Individual Account's Cash Surrender Value from one Funding Option to any contract not issued by us.

b) Under specific conditions, we may allow you to transfer to this Contract funds held by you in another group annuity contract issued by us or to transfer amounts from this Contract to another Contract issued by us without applying a sales charge to the funds being transferred. Once the transfer is complete and we have established an account for you at your direction, a new sales charge may apply, as described in the new Contract.

c) Under specific conditions, when authorized by state insurance law, we may credit a Plan up to 4% of the amount transferred to us from another group annuity not issued by us as reimbursement to the Plan for any exit penalty assessed by the other issuer. We may recover this credit through reduced compensation paid to the servicing agent or broker.

CONTRACT AND PARTICIPANT'S INDIVIDUAL ACCOUNT TERMINATION

Under the allocated Contracts, if the Cash Value in a Participant's Individual Account is less than the termination amount as stated in your Contract, we reserve the right to terminate that Account and move the Cash Value of that Participant's Individual Account to Your Account.

Any Cash Value to which a terminating Participant is not entitled under the Plan will be moved to Your Account at your direction.

You may discontinue this Contract by Written Request at any time for any reason. We reserve the right to discontinue this Contract if:

     a) the Cash Value of the Contract is less than the termination amount; or

     b) We determine within our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or

     c) We receive notice that is satisfactory to us of plan termination.

If we discontinue this Contract or we receive your Written Request to discontinue the Contract, we will, in our sole discretion and judgment:

     a) accept no further payments for this Contract; and

     b) pay you the Cash Surrender Value of the Funding Options within 7 days of the date of our written notice to you, or distribute the Cash Surrender Value of each Participant's Individual Account as described in the Settlement Provisions section at your direction; and

     c) pay you an amount as described in the Fixed Account Prospectus.

If the Contract is discontinued, we will distribute the Cash Surrender Value to you no later than 7 days following our mailing the written notice of discontinuance to you at the most current address available on our records. Discontinuance of the Contract will not affect payments we are making under Annuity options which began before the date of discontinuance.

ACCOUNT VALUE

During the Accumulation Period, the Account Value can be determined by multiplying the total number of Funding Option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate Funding Option and adding the sums for each Funding Option. There is no assurance that the value in any of the Funding Options will equal or exceed the Purchase Payments made to such Funding Options.

ACCUMULATION UNIT VALUE

The Accumulation Unit value for each Funding Option will vary to reflect the investment experience of the applicable Funding Option and will be determined on each by multiplying the Accumulation Unit value of the particular Funding Option on the preceding Valuation Date by a net investment factor for that Funding Option for the Valuation Period then ended. The value of the Accumulation Unit for each Funding Option was initially established at $1.00 on the date that Purchase Payments were first allocated to that Funding Option. The net investment factor is described in the Statement of Additional Information.

You should refer to the Funding Option prospectuses which accompany this prospectus for a description of how the net assets of each Funding Option are valued since this valuation has a direct bearing on the Accumulation Unit value of the Funding Option and therefore the Contract and Account values.

                              PAYMENT OF BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS PRIOR TO MATURITY DATE

ALLOCATED CONTRACT. The allocated Contract provides that, in the event the Participant dies before the selected Maturity Date or the Participant's age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Cash Value of the Participant's Individual Account or (b) the total Purchase Payments under that Participant's Individual Account, less any applicable premium tax, minus outstanding loan amounts and prior surrenders not previously deducted as of the date we receive Due Proof of Death.

If the Participant dies on or after age 75 and before the Annuity Commencement Date, we will pay the Beneficiary the Cash Value of the Participant's Individual Account, less any applicable Premium Tax or outstanding loan amounts as of the date we receive Due Proof of Death.

We must be notified of a Participant's death no later than six months after the Participant's date of death in order for the Beneficiary to receive the death proceeds as described. If notification is received more than six months after the Participant's death, the Beneficiary shall receive the Cash Value of the Participant's Individual Account less any outstanding loan amounts as of the date we receive Due Proof of Death.

The death benefit may be taken by the beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of Due Proof of Death, unless subject to postponement as explained in "Postponement of Payment," 2) applied to a nonlifetime Annuity option, in which case the proceeds must be distributed within 5 years of the Participant's date of death, or 3) applied to a lifetime Annuity.

An election to receive death benefits under a form of Annuity must be made within one year after the death. The election must be made by written notice to us at our Home Office. The beneficiary may choose to have Annuity payments made on a variable basis, fixed basis, or a combination of the two.

No election to provide Annuity payments will become operative unless the amount placed under the Annuity Option is at least $2,000. The manner in which the Annuity payments are determined and in which they may vary from month to month are the same as applicable to a Participant's Individual Account after retirement.

UNALLOCATED CONTRACT. The unallocated Contract provides that, in the event the Participant dies before the selected Maturity Date, or the Participant's attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Cash Value attributable to the Participant under the contract or (b) the Total Purchase Payments attributable to the Participant under the contract, less any applicable Premium Tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.

If the Participant dies on or after attainment of age 75 and before the Maturity Date, we will pay the Beneficiary the Cash Value Attributable to the Participant under the contract, less any applicable Premium Tax, prior surrenders not previously deducted and any outstanding loan balance (if applicable) as of the date we receive Due Proof of Death.

We will pay this benefit upon receiving Due Proof of Death along with a Written Request noting the Cash Value and the total Purchase Payments attributable to the Participant under the Contract. In addition, we will require copies of records and any other reasonable proof we find necessary to verify the Cash Value and total Purchase Payments attributable to the Participant under the unallocated Contract.

We must be notified of a Participant's death no later than six months after the Participant's date of death in order for the Beneficiary to receive the death benefits as described. If notification is received more than six months after the Participant's death, the Beneficiary shall receive the Cash Value attributable to the Participant under the contract as of the date we receive Due Proof of Death. The death benefit may be taken by the Beneficiary in one of three ways: 1) in a single sum, in which case payment will be made within seven days of our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) applied to a Fixed Period Annuity Option, in which case the proceeds must be distributed within five years of the Participant's date of death, or; 3) applied to a Life Annuity Option available under the Contract.

A Written Request electing the distribution of death proceeds in the form of an Annuity Option must be received by Us within one year from the date of death. The Minimum Amount that can be placed under an Annuity Option is $2,000.

The death proceeds may be received in the form of Annuity payments made on a variable basis, a fixed basis, or a combination of the two. Annuity payments will be determined as described in the "Payment of Benefits" section.

The death benefit described above is available by Endorsement to the Contract and may not be available in all jurisdictions.

DEATH PROCEEDS AFTER THE MATURITY DATE

If the Annuitant dies on or after the Maturity Date, we will pay the Beneficiary a death benefit consisting of any benefit remaining under the Annuity Option then in effect.

ELECTION OF SETTLEMENT OPTIONS

Any amount distributed from the Contract may be applied to any one of the Annuity options described below.

Election of any of these options must be made by Written Request to our Home Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract/Certificate Owner. The following information must be provided with any such request:

     a) the Participant's name, address, date of birth, social security number;

     b) the amount to be distributed;

     c) the Annuity option which is to be purchased;

     d) the date the Annuity option payments are to begin;

     e) if the form of the Annuity provides a death benefit in the event of the Participant's death, the name, relationship and address of the beneficiary as designated by you; and

     f) any other data that we may require.

The beneficiary, as specified in item (e) above, may be changed by you or the Annuitant as long as we are notified by Written Request while the Annuitant is alive and before payments have begun. If the beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the beneficiary. After we receive the Written Request and the written consent of the beneficiary (if required), the new beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment we made before the Written Request.

MINIMUM AMOUNTS

The minimum amount that can be placed under an Annuity option is $2,000 unless we consent to a lesser amount. If any periodic payments due are less than $100, we reserve the right to make payments at less frequent intervals.

MISSTATEMENT

If an Annuitant's sex or age was misstated, all benefits of this Contract are what the Cash Values would have purchased on the date of issue at the correct sex and age.

RETIRED LIFE CERTIFICATE

We will issue to each person to whom annuity benefits are being paid under this Contract a certificate setting forth a statement in substance of the benefits to which such person is entitled under this Contract.

ALLOCATION OF CASH SURRENDER VALUE DURING THE ANNUITY PERIOD

At the time an Annuity Option is elected, you also may elect to have the Participant's Cash Surrender Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination of both.

If no election is made to the contrary, the Cash Surrender Value will provide an Annuity which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You or the Participant, if you so authorize, may elect to transfer Cash Value from one Funding Option to another, as described in the provision "Transfers of Cash Value Between Funding Options," in order to reallocate the basis on which Annuity payments will be determined. Once Annuity payments have begun, no further transfers are allowed.

ANNUITY OPTIONS

OPTION 1 -- LIFE ANNUITY/NO REFUND. A Life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED. An Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then we will continue to make payments to the designated beneficiary during the remainder of the period.

OPTION 3 -- LIFE ANNUITY -- CASH REFUND. We will make monthly Annuity payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a Variable Annuity:

     (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity payment;

     (b) and is

        (1) the number of Annuity Units represented by each payment;
            times

        (2) the number of payments made;

and for a Fixed Annuity:

     (a) is the Cash Value applied on the Maturity Date under this option; and

     (b) is the dollar amount of Annuity payments already paid.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY. Monthly Annuity payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.

OPTION 5 -- JOINT AND LAST SURVIVOR ANNUITY -- ANNUITY REDUCED ON DEATH OF PRIMARY PAYEE. Monthly Annuity payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, we will continue to make monthly Annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.

On the death of the primary payee, if survived by the secondary payee, we will continue to make monthly Annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- FIXED PAYMENTS FOR A FIXED PERIOD OF 120, 180, OR 240 MONTHS. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than 120, 180, or 240 months, as elected, we will continue to make payments to the designated beneficiary during the remainder of the period.

OPTION 7 -- OTHER ANNUITY OPTIONS. We will make other arrangements for Annuity payments as may be mutually agreed upon by you and us.

VARIABLE ANNUITY

AMOUNT OF FIRST PAYMENT. The Life Annuity Tables are used to determine the first monthly Annuity payment. They show the dollar amount of the basic first monthly Annuity payment which can be purchased with each $1,000 applied. The amount applied to an Annuity will be the Cash Surrender Value of a Participant's Individual Account as of 14 days before the date Annuity payments start. We reserve the right to require satisfactory proof of the age of any persons on whose life Annuity payments are based before making the first payment under any of these options.

ANNUITY UNIT VALUE. The initial value of an Annuity Unit of each Funding Option was set at $1.00. On any Valuation Date, the Annuity Unit Value for a Funding Option equals the Annuity Unit Value on the immediately preceding Valuation Date, multiplied by the net investment factor for that Funding Option for the Valuation Period just ended, divided by the Assumed Daily Net Investment Factor. The Assumed Daily Net Investment Factor is given in the Contract.

The value of an Annuity Unit as of any date other than a Valuation Date will be equal to its value as of the succeeding Valuation Date.

INITIAL PAYMENT AND NUMBER OF ANNUITY UNITS. We determine the number of Annuity Units credited to the Annuitant's Individual Account in each Funding Option by dividing the basic first monthly Annuity payment attributable to that Funding Option by the Funding Option's Annuity Unit Value as of 14 days before the due date of the first Annuity payment.

AMOUNT OF SUBSEQUENT PAYMENTS. The dollar amount of any subsequent payments made to an Annuitant after the first payment date may change from month to month based on the net investment results of the Funding Option(s). The total amount of each Annuity payment will be equal to the sum of the payments in each Funding Option allocated to that Annuitant's Individual Account.

The amount of the payments made to an Annuitant is determined by multiplying, for each Funding Option, the number of Annuity Units credited to that Annuitant by the Annuity Unit Value of the Funding Option as of the date 14 days prior to the date on which payment is due and by adding the sums.

FIXED ANNUITY

A Fixed Annuity provides for payments which do not vary during the Annuity Period. The minimum guaranteed amount of the Fixed Annuity payments will be calculated as described under "Variable Annuity: Determination of First Annuity Payment" except that the Cash Surrender Value will be determined as of the day annuity payments commence. If it would produce a larger payment, the Fixed Annuity Payments will be determined using the Life Annuity Tables in effect on the Maturity Date.

                           CHARGES UNDER THE CONTRACT
--------------------------------------------------------------------------------

SALES CHARGES

Purchase Payments made under the Contract pursuant to the terms of the contracts are not subject to a front-end sales load. However, upon redemption, the Company will charge a surrender charge. Any sales charge, penalty tax and withholding will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the Contract Owner or Participant. The Company will charge a maximum surrender charge of 5% of the amount surrendered in the first and second Contract/Certificate Years, up to 4% in years three and four, up to 3% in years five and six, up to 2% in years seven and eight, and 0% beginning in year nine. Any applicable sales charge will not exceed 8.5% of the aggregate amount of the Purchase Payments made.

The sales charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of TPAs. When considering a change in the sales charges, the Company will take into account:

     (a) The expected level of initial agent or the Company involvement during the establishment and maintenance of the Contract including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and

     (b) Contract Owner, agent or TPA involvement in conducting ongoing enrollment of subsequently eligible Participants, and

     (c) The expected level of commission the Company may pay to the agent or TPA for distribution expenses, and

     (d) Any other factors which the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.

The surrender charge will not be assessed for withdrawals made under the following circumstances: retirement, separation from service, loans (if available in your Plan), hardship (as defined by the Code), death, disability as defined in Code section 72(m)(7), return of Excess Plan Contributions, minimum required distributions generally at age 70 1/2, transfers to an Employer Stock Fund, certain Plan expenses as mutually agreed upon and annuitization under this Contract or another contract issued by us.

For unallocated Contracts, we make the deductions described above pursuant to the terms of the various agreements among the custodian, the principal underwriter, and us.

FREE WITHDRAWAL ALLOWANCE. For Contracts in use with deferred compensation plans, the tax deferred annuity plans and combined qualified plans/tax-deferred annuity plans, there is a 10% free withdrawal allowance available each year after the first Contract/Certificate Year. The available withdrawal amount will be calculated as of the first Valuation Date of any given Contract/Certificate Year. The free withdrawal allowance applies to partial surrenders of any amount and to full surrenders, except those full surrenders transferred directly to annuity contracts not issued by us.

MORTALITY AND EXPENSE RISK CHARGE

A mortality and expense risk charge is deducted on each Valuation Date from amounts held in the Separate Account. This charge is equivalent, on an annual basis, to a maximum of 1.20% of the amounts allocated to each Funding Option. The mortality risk portion compensates the Company for guaranteeing to provide Annuity Payments according to the terms of the Contract regardless of how long the Annuitant lives and for guaranteeing to provide the death benefit if a Participant dies prior to the Maturity Date. The expense risk charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs.

In determining the level of the mortality and expense risk charge, the Company will consider the size of the Plan, the number of employees, Plan Participants, the demographics of the Participants, which may reduce mortality and expenses of the Plan, and any other factors which the Company considers relevant.

Although variable Annuity payments made under the Contracts will vary in accordance with the investment performance of each Funding Option's investment portfolio, payments will not be affected by (a) the Company's actual mortality experience among Annuitants after retirement or (b) the Company's actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.

FUNDING OPTION CHARGES

There are certain deductions from and expenses paid out of the assets of each Funding Option. These are described in the applicable prospectus for each Funding Option.

ADMINISTRATIVE CHARGES

This charge is deducted on each Valuation Date from the variable Funding Options in order to compensate the Company for certain administrative and operating expenses of the Funding Options. The charge is equivalent on an annual basis to a maximum of 0.10% of the daily net asset value of each Funding Option. This charge is assessed during the Accumulation and Annuity Periods from each Participant's Individual Account.

PREMIUM TAX DEDUCTIONS

Certain states or municipalities impose a premium tax, ranging from 0% to 5%. A premium tax is made, if applicable, on purchase payments or contract values. On any Contract subject to a premium tax, the tax will be deducted, as provided under applicable law, either from Purchase Payments when received or from the amount applied to effect an Annuity at the time Annuity payments commence. However, we reserve the right to deduct from the Contract the state or municipality premium tax upon our determination of when such tax is due.

TPA ADMINISTRATIVE CHARGES

The Company may be directed by the Contract Owner to deduct charges from Purchase Payments or account values for payment to the Contract Owner and/or the TPA. These charges are not levied by the Contract. Such charges may include maintenance fees and transaction fees.

                       THE COMPANY, THE SEPARATE ACCOUNT
                            AND THE FUNDING OPTIONS
--------------------------------------------------------------------------------

THE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Separate Account was established on December 26, 1995, in accordance with authorization by the Board of Directors of the Company. It is the Separate Account in which the Company sets aside and invests the assets attributable to the Contracts sold under this prospectus. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not, however, involve Securities and Exchange Commission supervision of the management or the investment practices or policies of the Separate Account or the Company.

Under Connecticut law, the assets of the Separate Account attributable to the Contracts offered under this prospectus are held for the benefit of the owners of, and the persons entitled to payments under, those Contracts. The assets in the Separate Account are not chargeable with liabilities arising out of any other business the Company may conduct. Therefore, you will not be affected by the rate of return of the Company's General Account, nor by the investment performance of any of the Company's other separate accounts.

The Company does not guarantee the investment results of the Separate Account or the Funding Options. There is no assurance that the Account Value on the Maturity Date or the aggregate amount of the Variable Annuity payments will equal the sum of Purchase Payments made under the Contract. Since each Funding Option has different investment objectives, each is subject to different risks. These risks are more fully described in the prospectuses for the Funding Options which must accompany this prospectus. Additional copies of the prospectuses may be requested from your sales representative or from the Home Office.

The Company reserves the right, subject to compliance with the law, to substitute the shares of any other registered investment company for the shares of any Funding Option held by the Separate Account. Substitution may occur if shares of the Funding Option(s) become unavailable or due to changes in applicable law or interpretations of law. Current law requires approval of the Securities and Exchange Commission and notification to you of any such substitution. The Company also reserves the right, subject to compliance with the law, to offer additional Funding Options.

The Funding Options and their investment objectives and advisers are as follows:

   ------------------------------------------------------------------------------------------------------------------
              FUNDING                            INVESTMENT                      INVESTMENT
               OPTION                             OBJECTIVE                       ADVISER                SUBADVISER
   ------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund             growth of capital through the use  Travelers Asset Management  Janus Capital
                                        of common stocks                   International               Corporation
                                                                           Corporation ("TAMIC")
High Yield Bond Trust*                high yield and capital             TAMIC
                                        appreciation typically through
                                        investments in generous income,
                                        high risk securities
Managed Assets Trust**                high total return through a fully  TAMIC                       The Travelers
                                        managed investment policy                                      Investment
                                                                                                       Management
                                                                                                       Company ("TIMCO")
U.S. Government Securities            highest credit quality, current    TAMIC
  Portfolio*                            income and total return
Social Awareness Stock Portfolio      growth and income through use of   Smith Barney Mutual Funds
                                        common stocks which meet           Management Inc.
                                        certain social criteria            ("SBMFM")

   ------------------------------------------------------------------------------------------------------------------
              FUNDING                            INVESTMENT                      INVESTMENT
               OPTION                             OBJECTIVE                       ADVISER                SUBADVISER
   ------------------------------------------------------------------------------------------------------------------
Utilities Portfolio                   current income by investing in     SBMFM
                                        equity and debt securities of
                                        companies in the utility
                                        industries
Lazard International Stock Portfolio  capital appreciation through       TAMIC                       Lazard Asset
                                        investing primarily in the                                     Management
                                        equity securities of non-United
                                        States companies
Federated Stock Portfolio             growth of capital and income       TAMIC                       Federated
                                                                                                       Investment
                                                                                                       Counseling, Inc.
Federated High Yield Portfolio*       high current income                TAMIC                       Federated
                                                                                                       Investment
                                                                                                       Counseling, Inc.
Large Cap Portfolio                   long-term growth of capital        TAMIC                       Fidelity Management
                                                                                                       & Research
                                                                                                       Company
Equity Income Portfolio               total investment return in excess  TAMIC                       Fidelity Management
                                        of The S&P 500 Inc. Index over                                 & Research
                                        a given market cycle                                           Company
American Odyssey International        maximum long-term total return by  American Odyssey Funds      Bank of Ireland
  Equity Fund                           investing primarily in common      Management, Inc.            Asset Management
                                        stocks of established non-U.S.                                 (U.S.) Limited
                                        companies
American Odyssey Emerging             maximum long-term total return by  American Odyssey Funds      Wilke/Thompson
  Opportunities Fund                    investing primarily in common      Management, Inc.            Capital
                                        stocks of small, rapidly                                       Management, Inc.
                                        growing companies                                              and Cowen Asset
                                                                                                       Management
American Odyssey Core Equity Fund     maximum long-term total return by  American Odyssey Funds      Equinox Capital
                                        investing primarily in common      Management, Inc.            Management, Inc.
                                        stocks of well-established
                                        companies
American Odyssey Long-Term Bond       maximum long-term total return by  American Odyssey Funds      Western Asset
  Fund*                                 investing primarily in long-       Management, Inc.            Management
                                        term debt securities                                           Company
American Odyssey Intermediate-Term    maximum long-term total return by  American Odyssey Funds      TAMIC
  Bond Fund*                            investing primarily in             Management, Inc.
                                        intermediate-term corporate
                                        debt securities
American Odyssey Short-Term Bond      maximum long-term total return by  American Odyssey Funds      Smith Graham & Co.
  Fund*                                 investing primarily in             Management, Inc.            Asset Managers,
                                        investment-grade, short-term                                   L.P.
                                        debt securities
Smith Barney Income and Growth        current income and long-term       SBMFM
  Portfolio                             growth of income and capital
Alliance Growth Portfolio             long-term growth of capital        Travelers Investment        Alliance Capital
                                                                           Advisers, Inc. ("TIA")      Management L.P.
Smith Barney International Equity     total return on assets from        SBMFM
  Portfolio                             growth of capital and income
Putnam Diversified Income             high current income consistent     TIA                         Putnam Investment
  Portfolio**                           with preservation of capital                                   Management, Inc.

   ------------------------------------------------------------------------------------------------------------------
              FUNDING                            INVESTMENT                      INVESTMENT
               OPTION                             OBJECTIVE                       ADVISER                SUBADVISER
   ------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio*   high current income; capital       SBMFM
                                        appreciation is a secondary
                                        objective
MFS Total Return Portfolio**          above-average income (compared to  TIA                         Massachusetts
                                        a portfolio entirely invested                                  Financial
                                        in equity securities)                                          Services Company
                                        consistent with the prudent
                                        employment of capital
Smith Barney Money Market Portfolio*  maximum current income and         SBMFM
                                        preservation of capital by
                                        investing in high quality,
                                        short-term money market
                                        instruments. An investment in
                                        this fund is neither insured
                                        nor guaranteed by the U.S.
                                        Government. There is no
                                        assurance that a stable $1.00
                                        value can be maintained

* The Funding Options marked with an asterisk (*) are considered Competing Funds, and may be subject to transfer restrictions. Those marked with two asterisks (**) are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option's investment strategy.

Please refer to the Contract for transfer restrictions.

An asset allocation program is available for certain Funding Options under the Contract. See "Asset Allocation Advice."

Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the Funding Options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life insurance policyowners, each Funding Option's Board of Directors intends to monitor events in order to identify any material conflicts between such Contract Owners and policyowners and to determine what action, if any, should be taken in response thereto. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity Contract Owners would not bear any expenses attendant to the establishment of such separate funds, but variable annuity Contract Owners and variable life insurance policyowners would no longer have the economies of scale resulting from a larger combined fund.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Company may advertise different types of historical performance for the Funding Options available through Separate Account QP. The Company may advertise the "standardized average annual total returns" of each, calculated in a manner prescribed by the SEC, as well as the "non-standardized average annual total returns," both described below.

"Standardized average annual total returns will show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one-, five- and ten-year periods (or fractional periods thereof). This standardized calculation reflects the deduction of all applicable charges made to the Contract, except for premium taxes which may be imposed by certain states. "Non-standardized average annual total returns" will be calculated in a similar manner, except non-standardized total returns will not reflect the deduction of any applicable Surrender Charge or administrative charge, which would decrease the level of performance shown if reflected in these calculations.

Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long-T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of Fund QP and the Funding Options.

The total return quotations are based upon historical earnings and are not necessarily representative of future performance. A Contract Owner's Contract Value at redemption may be more or less than original cost. The SAI contains more detailed information about these performance calculations, including actual examples of each type of performance advertised.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following description of the federal income tax consequences under this Contract is not exhaustive, is not intended to cover all situations and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax advisor regarding your personal situation. For your information, a more detailed discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any pension plan, specially sponsored program, or individual retirement annuity (IRA) with pre-tax dollars, your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities, pension and profit-sharing plans (including 401(k) plans), Keogh Plans and certain other qualified deferred compensation plans. If you purchase the contract on an individual basis and with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The U.S. Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the owners were not owners of separate account assets. For example, a contract owner or participant of this Contract has additional flexibility in allocating payments and cash values. These differences could result in the contract owner being treated as the owner of the assets of Fund QP. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of a pro rata share of the assets of Fund QP.

The remaining tax discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includable in your income. (See "Penalty Tax for Premature Distributions" below). There is income in the contract to the extent the cash value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the surviving joint owner, or the beneficiary, will have to pay taxes prior to distribution. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments are taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain tax-qualified plans.

DIVERSIFICATION REQUIREMENTS

The Code states that in order to qualify for the tax benefits described above, investments made in the separate account of any nonqualified variable annuity contract must satisfy certain diversification requirements. Tax regulations define how separate accounts must be diversified. We monitor the investments constantly and believe that our accounts are adequately diversified. We intend to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

The Company is the legal owner of the shares of the Funding Options. However, we believe that when a Funding Option solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

DISTRIBUTION OF THE CONTRACTS

Tower Square Securities, Inc. ("Tower Square") serves as principal underwriter for the securities issued with respect to the Separate Account. The Company is the custodian of the Separate Account's assets. It is currently anticipated that an affiliated broker-dealer may become the principal underwriter for the Contracts during 1997.

The Contracts will be sold by salespersons of Tower Square who represent the Company as insurance and variable annuity agents and who are registered representatives of Tower Square or broker-dealers who have entered into distribution agreements with Tower Square. The compensation paid to sales representatives will not exceed 5% of payments made under the Contracts. Tower Square is registered with the Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. Tower Square is an indirect wholly owned subsidiary of The Company.

POSTPONEMENT OF PAYMENT (EMERGENCY PROCEDURE)

Payment of any benefit or values may be postponed whenever (1) the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option's net assets; or (4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of security holders. Any provision of the Contract which specifies a Valuation Date will be superseded by this Emergency Procedure.

CONTRACT MODIFICATION

The Company reserves the right to modify the Contract to keep it qualified under all related law and regulations which are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.

LEGAL PROCEEDINGS

The Company's Counsel with respect to federal laws and regulations applicable to the issue and sale of the Contracts and with respect to Connecticut law is Kathleen A. McGah, Esquire, Counsel and Assistant Secretary of The Travelers Insurance Company. She has passed on all legal matters affecting the Separate Account. Currently, there are no material legal proceedings affecting the Separate Account.

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                                                                                  PERIOD FROM
                                                                                                OCTOBER 8, 1996
                                                                                          (DATE OPERATIONS COMMENCED)
                                                                                             TO DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND
  Unit Value at beginning of year.........................................................          $   1.000
  Unit Value at end of year...............................................................              1.028
  Number of units outstanding at end of year..............................................            293,629
HIGH YIELD BOND TRUST
  Unit Value at beginning of year.........................................................          $   1.000
  Unit Value at end of year...............................................................              1.031
  Number of units outstanding at end of year..............................................              6,520
MANAGED ASSETS TRUST
  Unit Value at beginning of year.........................................................          $   1.000
  Unit Value at end of year...............................................................              1.043
  Number of units outstanding at end of year..............................................             78,508
U.S. GOVERNMENT SECURITIES PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.025
  Number of units outstanding at end of period............................................             31,072
SOCIAL AWARENESS STOCK PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.036
  Number of units outstanding at end of year (thousands)..................................             35,689
UTILITIES PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.034
  Number of units outstanding at end of period............................................              7,796
LAZARD INTERNATIONAL STOCK PORTFOLIO
  Unit Value at beginning of year.........................................................          $     N/A
  Unit Value at end of year...............................................................                N/A
  Number of units outstanding at end of year..............................................                N/A
FEDERATED STOCK PORTFOLIO
  Unit Value at beginning of year.........................................................          $     N/A
  Unit Value at end of year...............................................................                N/A
  Number of units outstanding at end of year..............................................                N/A
FEDERATED HIGH YIELD PORTFOLIO
  Unit Value at beginning of year.........................................................          $     N/A
  Unit Value at end of year...............................................................                N/A
  Number of units outstanding at end of year..............................................                N/A
LARGE CAP PORTFOLIO
  Unit Value at beginning of year.........................................................          $     N/A
  Unit Value at end of year...............................................................                N/A
  Number of units outstanding at end of year..............................................                N/A
EQUITY INCOME PORTFOLIO
  Unit Value at beginning of year.........................................................          $     N/A
  Unit Value at end of year...............................................................                N/A
  Number of units outstanding at end of year..............................................                N/A
AMERICAN ODYSSEY INTERNATIONAL EQUITY FUND
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.091
  Number of units outstanding at end of period............................................            239,079
AMERICAN ODYSSEY EMERGING OPPORTUNITIES FUND
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              0.885
  Number of units outstanding at end of period............................................            404,384
AMERICAN ODYSSEY CORE EQUITY FUND
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.080
  Number of units outstanding at end of period............................................            496,794

                                   APPENDIX A
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

            THE TRAVELERS SEPARATE ACCOUNT QP FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                                                                                  PERIOD FROM
                                                                                                OCTOBER 8, 1996
                                                                                          (DATE OPERATIONS COMMENCED)
                                                                                             TO DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------------
AMERICAN ODYSSEY LONG-TERM BOND FUND
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.022
  Number of units outstanding at end of period............................................            232,943
AMERICAN ODYSSEY INTERMEDIATE-TERM BOND FUND
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.017
  Number of units outstanding at end of period............................................            195,701
AMERICAN ODYSSEY SHORT-TERM BOND FUND
  Unit Value at beginning of period.......................................................          $   1,000
  Unit Value at end of period.............................................................              1.010
  Number of units outstanding at end of period............................................            116,408
SMITH BARNEY INCOME AND GROWTH PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.058
  Number of units outstanding at end of period............................................            270,469
ALLIANCE GROWTH PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.065
  Number of units outstanding at end of period............................................             44,977
SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.017
  Number of units outstanding at end of period............................................              8,805
PUTNAM DIVERSIFIED INCOME PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.019
  Number of units outstanding at end of period............................................             12,636
SMITH BARNEY HIGH INCOME PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.042
  Number of units outstanding at end of period............................................                278
MFS TOTAL RETURN PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.045
  Number of units outstanding at end of period............................................              2,087
SMITH BARNEY MONEY MARKET PORTFOLIO
  Unit Value at beginning of period.......................................................          $   1.000
  Unit Value at end of period.............................................................              1.010
  Number of units outstanding at end of period............................................             56,124

The financial statements of Separate Account QP are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.

                                   APPENDIX B
              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Statement of Additional Information contains more specific information and financial statements relating to the Separate Account and the Company. A list of the contents of the Statement of Additional Information is set forth below:

        The Insurance Company
        Principal Underwriter
        Distribution and Management Agreement
        Valuation of Assets
        Federal Tax Considerations
        Performance Information
        Independent Accountants
        Financial Statements

--------------------------------------------------------------------------------

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997 (FORM NO. L 12549S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE COMPLETE THE COUPON FOUND BELOW AND MAIL IT TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT, 06183-9061.

Name:
--------------------------------------------------------------------------------
Address:
================================================================================

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                       THE TRAVELERS SEPARATE ACCOUNT QP
                             FOR VARIABLE ANNUITIES

L-12549  Printed in U.S.A.
         TIC Ed. 5-97

                              MANAGED ASSETS TRUST

One Tower Square
Hartford, Connecticut 06183
Telephone 800-277-0111
--------------------------------------------------------------------------------

Managed Assets Trust (the "Fund") is a diversified open-end management investment company (mutual fund) whose goal is high total investment return through a fully managed investment policy. The Fund has a fully managed investment policy and invests in common stocks, corporate bonds and money market instruments.

Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the investment vehicles for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Fund as an investment vehicle now or in the future.

This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read it and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS..................................................................    3
FUND DESCRIPTION......................................................................    4
INVESTMENT OBJECTIVE AND POLICIES.....................................................    4
INVESTMENT RESTRICTIONS...............................................................    5
RISK FACTORS..........................................................................    5
BOARD OF TRUSTEES.....................................................................    5
INVESTMENT ADVISERS...................................................................    6
  TAMIC...............................................................................    6
     Portfolio Manager................................................................    6
  TIMCO...............................................................................    6
     Portfolio Manager................................................................    6
FUND ADMINISTRATION...................................................................    7
SECURITIES TRANSACTIONS...............................................................    7
FUND EXPENSES.........................................................................    7
TRANSFER AGENT........................................................................    8
SHAREHOLDER RIGHTS....................................................................    8
NET ASSET VALUE.......................................................................    8
TAX STATUS............................................................................    9
DIVIDENDS AND DISTRIBUTIONS...........................................................    9
LEGAL PROCEEDINGS.....................................................................    9
ADDITIONAL INFORMATION................................................................    9
EXHIBIT A.............................................................................   10

                                      MAT-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                              MANAGED ASSETS TRUST
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

The following information on per share data for the seven years ended December 31, 1996, has been audited by Coopers & Lybrand L.L.P, Independent Accountants. All other periods presented have been audited by the Fund's prior auditors. Coopers & Lybrand L.L.P.'s report on the per share data for each of the five years in the period ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.

                                                                                  YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------------
                                                              1996       1995            1994            1993            1992
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of year........................ $   15.50  $   12.85       $   14.21       $   14.02       $   14.78
Income from operations
 Net investment income.....................................      0.46       0.49            0.46            0.51            0.64
 Net gains or losses on securities (realized and
   unrealized).............................................      1.50       2.83           (0.73)           0.72            0.01
                                                             --------   --------        --------        --------        --------
   Total from investment operations........................      1.96       3.32           (0.27)           1.23            0.65
Less distributions from (5)
 Net investment income.....................................     (0.89)     (0.50)          (0.67)          (0.85)          (1.04)
 Net realized gains........................................     (1.59)     (0.17)          (0.42)          (0.19)          (0.37)
                                                             --------   --------        --------        --------        --------
Total distributions........................................     (2.48)     (0.67)          (1.09)          (1.04)          (1.41)
                                                             --------   --------        --------        --------        --------
NET ASSET VALUE, END OF YEAR............................... $   14.98  $   15.50       $   12.85       $   14.21       $   14.02
                                                             ========   ========        ========        ========        ========
TOTAL RETURN(1)............................................     13.78%     27.12%          (2.24)%          9.33%           5.14%
 Net assets, end of year (thousands)....................... $ 188,610  $ 171,276       $ 140,887       $ 156,767       $ 148,971
RATIOS TO AVERAGE NET ASSETS
 Expenses(2)...............................................      0.58%      0.58%           0.61%           0.56%           0.56%
 Net investment income.....................................      3.51%      3.49%           3.59%           3.65%           4.97%
PORTFOLIO TURNOVER RATE....................................       108%       110%             97%             86%            112%
AVERAGE COMMISSION RATE PAID(3)............................ $    0.06         --              --              --              --


                                                               1991          1990(4)           1989         1988          1987

--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA
 Net asset value, beginning of year........................  $   12.77       $  13.03        $  10.25     $    9.89     $   11.03

Income from operations
 Net investment income.....................................       0.74           0.65            0.52          0.48          0.40

 Net gains or losses on securities (realized and
   unrealized).............................................       1.91          (0.37)           2.26          0.43         (0.16)

                                                              --------       --------        --------      --------      --------

   Total from investment operations........................       2.65           0.28            2.78          0.91          0.24

Less distributions from (5)
 Net investment income.....................................      (0.64)         (0.54)             --         (0.55)        (0.38)

 Net realized gains........................................         --             --              --            --         (1.00)

                                                              --------       --------        --------      --------      --------

Total distributions........................................      (0.64)         (0.54)             --         (0.55)        (1.38)

                                                              --------       --------        --------      --------      --------

NET ASSET VALUE, END OF YEAR...............................  $   14.78       $  12.77        $  13.03     $   10.25     $    9.89

                                                              ========       ========        ========      ========      ========

TOTAL RETURN(1)............................................      21.70%          2.47%          27.12%         9.18%         1.92%

 Net assets, end of year (thousands).......................  $ 126,021       $ 92,464        $ 84,223     $ 115,111     $ 119,866

RATIOS TO AVERAGE NET ASSETS
 Expenses(2)...............................................       0.56%          0.59%           0.71%         0.66%         0.67%

 Net investment income.....................................       5.49%          5.17%           4.41%         4.55%         3.23%

PORTFOLIO TURNOVER RATE....................................        141%           123%             56%          105%          140%

AVERAGE COMMISSION RATE PAID(3)............................         --             --              --            --            --


(1) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in Fund MAT are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The above return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.

(2) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratios of operating expenses to average net assets would have been 0.60%, 0.63%, 0.69% and 0.74% for the years ended December 31, 1993, 1992, 1991 and 1990 respectively. For the years ended December 31, 1994, 1995, and 1996 there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.

(3) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

(4) On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for the Fund.

(5) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.

                                      MAT-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

Managed Assets Trust (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on August 6, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to provide a high total investment return through a fully managed investment policy. To do this, the Fund adjusts its overall exposure to risk by spreading its investments among those providing alternatives for capital growth, capital stability and income as market and economic trend change. This fully managed investment policy makes use of equity, debt, convertible and money market securities. The Fund expects that over longer periods a larger portion of the Fund's portfolio will consist of equity securities.

The Fund's investment philosophy is based on the belief that, as in the past, the structure of the United States economy and its securities markets will undergo continuous change. Thus, the fully managed approach puts maximum emphasis on flexibility. Because of this flexibility, the Fund may have a high rate of turnover in its portfolio securities and thus higher costs of securities transactions and brokerage. Accordingly, the Fund would expect to have turnover in the range of 100% to 300%. The Fund expects that the portfolio turnover rate will be approximately 50% for debt securities, and 200% to 300% for equity securities. A higher turnover rate should not be interpreted as a variation from the stated investment policy. Portfolio turnover is expected to result when the Fund makes a change in its investments from one investment sector (such as the equity market) to another investment sector (such as the bond market), as well as in response to redemptions when the Fund realizes capital gains, and in response to market conditions. Increased cost to the Fund may result if the Fund makes a change in the investment sector in which the greatest proportion of its assets is invested at a time when subsequent market conditions are unfavorable.

The Fund may invest a limited portion of its assets in bonds rated lower than Baa by Moody's Investors Service, Inc. (Moody's) or BBB by Standard & Poor's Corporation (S&P) or which, if unrated, are deemed to be of comparable quality by the Fund's investment adviser. The Fund may not purchase any debt securities rated B or lower by either service or their equivalent. Bonds rated Baa by Moody's are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Debt rated BBB by S&P is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated lower than Baa by Moody's or BBB by S&P, but above B by either service, are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate. Uncertainty of position characterizes bonds in this class. Travelers Asset Management International Corporation ("TAMIC") expects that securities rated below Baa by Moody's or below BBB by S&P will be primarily subordinated convertible securities of issuers whose senior debt is rated Baa or higher by Moody's, BBB or higher by S&P or, in the absence of such ratings, are deemed to be of comparable quality by TAMIC.

The Fund may invest in money market instruments which mature within one year of their purchase, and which consist of U.S. government securities; instruments of banks insured by the Federal Deposit Insurance Corporation which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks, such as certificates of deposit, demand and time deposits

                                      MAT-4
and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

For further information about the types of investments and investment techniques available to the Fund, including the associated investment risks, see Exhibit A to this Prospectus.

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Certain other fundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

The Fund will not: (1) invest more than 25% of its assets in the securities of a single issuer; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its assets;
(3) pledge more than the lesser of the dollar amounts borrowed or 10% of its assets; (4) invest more than 25% of its assets in the securities of issuers in the same industry; and (5) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other illiquid securities. In addition, a policy which may be changed without shareholder approval permits the Fund to invest up to 25% of its assets in the securities of foreign issuers.

                                  RISK FACTORS
--------------------------------------------------------------------------------

The Fund's net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                                      MAT-5

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

TAMIC provides investment advice and, in general, supervises the management and investment program of the Fund. The Travelers Investment Management Company ("TIMCO") provides sub-advisory services to the Fund with respect to the Fund's common stock investments, subject to the supervision of the Board of Trustees and TAMIC.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. Under its Advisory Agreement with the Fund, TAMIC is paid an amount equivalent on an annual basis to 0.50% of the average daily net assets of the Fund. The fee is computed daily and paid weekly. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183.

In addition to providing investment advice to the Fund, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by the Company. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts, domestic insurance companies affiliated with The Travelers, and nonaffiliated insurance companies.

PORTFOLIO MANAGER

The Fund's fixed income investments have been managed by David A. Tyson, Ph.D. and CFA, since February 1994. Mr. Tyson is currently Senior Vice President and the head of the Company's Portfolio Management Group. He directly manages The Travelers Annuity, Life Surplus and Convertible portfolios. His previous responsibilities have included managing The Travelers Derivatives, Mortgage-Backed and Quantitative Investment Groups. Mr. Tyson joined The Travelers in 1985 and TAMIC in 1994. He previously spent seven years with the Equitable Investment Management Corporation where he was responsible for quantitative equity research and new product development.

TIMCO

TIMCO is employed by TAMIC as the Fund's sub-adviser with respect to the management of the Fund's common stock investments. For its services under the Sub-Advisory Agreement, TIMCO receives from TAMIC 50% of the investment advisory fees earned by TAMIC. TIMCO, a registered investment adviser, has provided investment advisory services since its incorporation in 1967. TIMCO is an indirect wholly owned subsidiary of Travelers Group Inc. with principal offices located at One Tower Square, Hartford, Connecticut 06183.

In addition to serving as sub-adviser to the Fund, TIMCO acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company. TIMCO also provides investment advice to individual and pooled pension and profit-sharing accounts, and affiliated companies of The Travelers.

PORTFOLIO MANAGER

The Fund's common stock investments are managed by a team of TIMCO's investment professionals. TIMCO uses a disciplined stock selection process to review a broad universe of equity securities and identify those that appear most attractive in terms of relative valuation and earnings momentum. A team of experienced investment professionals selects specific holdings and manage the portfolio according to specific diversification guidelines.

Effective December 30, 1994, Kent A. Kelley, CFA, became Chief Executive Officer of TIMCO. Mr. Kelley is responsible for the day-to-day management of the Fund's common stock investments and is responsible for directing the activities of TIMCO's portfolio management team. Mr. Kelley was

                                      MAT-6

President of TIMCO from November 1992 to December 1994. He became responsible for management of the Fund in November 1992. Prior to his appointment as President, Mr. Kelley was the Executive Vice President in charge of the risk management group in TIMCO, which managed index funds and other structured investment strategies.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

Managed Assets Trust ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC and TIMCO will select broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, TAMIC and TIMCO may consider the number of Fund shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Fund, TAMIC, TIMCO or their affiliates.

The Fund may pay higher commissions to broker-dealers that provide research services. TAMIC and TIMCO may use these services in advising the Fund, as well as in advising other clients for which they act as investment adviser.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additional, high portfolio turnover may involve greater brokerage commissions and other transaction costs, which would be borne directly by the Fund, as well as additional realized gains and/or losses to shareholders.

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.

For the fiscal year ended December 31, 1996, the Fund paid .0.58% of its average net assets in expenses.

                                      MAT-7

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open, except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Current values for the Fund's portfolio securities are determined as follows:
Securities that are traded on an established exchange or the over-the-counter National Market System (NMS) are valued on the basis of the last sales price on the exchange where primarily traded or on the NMS prior to the time of the valuation, provided that a sale has occurred and that this price reflects current market value according to procedures established by the Board of Trustees. Securities traded in the over-the-counter market, other than NMS, are valued at the mean of the bid and asked prices at the time of valuation.

Short-term instruments with maturities of sixty days or less (including all master demand notes) are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest or amortized discount, approximates market. Short-term instruments with maturities of more than sixty days, for which market quotations are readily available, are valued at current market value.

                                      MAT-8

The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which complete quotations are not readily available;
(b) listed securities or those on NMS if, in the Fund's opinion, the last sales price does not reflect a current market value or if no sale occurred; and (c) other assets.

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                      MAT-9

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

OBLIGATIONS OF FOREIGN BRANCHES OF UNITED STATES BANKS

The obligations of foreign branches of United States banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF UNITED STATES BRANCHES OF FOREIGN BANKS

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a United States branch of a foreign bank than about a domestic bank.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund as lender and the issuer as borrower. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by the Fund permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by the Fund may have maturities of more than one year, provided that (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which normally will not exceed 31 days but may extend up to one year. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand notes, TAMIC considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund will invest in them only if the issuer meets the criteria established for commercial paper.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business

                                     MAT-10
day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

FOREIGN SECURITIES

The Fund may invest in securities principally traded in securities markets outside the United States. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent cash from being brought back to the United States). These risks are carefully considered by the investment adviser prior to the purchase of these securities.

WHEN-ISSUED SECURITIES

The Fund may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Fund to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Fund's net asset value daily from the commitment date. While it is the adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Fund will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Fund commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

                                     MAT-11

The adviser believes that purchasing when-issued securities in this manner will be advantageous to the Fund. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser employs a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

FUTURES CONTRACTS

The Fund may use exchange-traded financial futures contracts as a hedge to protect against anticipated changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. Unlike most other financial futures, stock index futures require cash settlement on a daily basis. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Fund's transactions in such financial futures be employed for speculative purposes.

When a futures contract is purchased, the Fund will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All stock index and interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC").

The Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

To ensure that its futures transactions meet CFTC standards, the Fund will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and

                                     MAT-12
interpretations, subject to the requirements of the SEC. The Fund will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities held by it or which it expects to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the adviser's ability to predict correctly movements in the direction of the market.

BUYING PUT AND CALL OPTIONS

The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund will pay a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the option premium paid.

The Fund may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

                                     MAT-13

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair the Fund's ability to use such options to achieve its investment objectives.

COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc. These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or which may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The

                                     MAT-14

Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality which it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

                                     MAT-15

                              MANAGED ASSETS TRUST

                                   PROSPECTUS

                                                                TIC Ed. 5-97
L-11172                                                        Printed in U.S.A.

                             HIGH YIELD BOND TRUST

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-277-0111
--------------------------------------------------------------------------------

High Yield Bond Trust (the "Fund") is a diversified open-end management investment company (mutual fund) whose objective is to provide generous income to the investor. The Fund invests primarily in corporate bonds and its portfolio ordinarily includes a substantial number of bonds which, as a class, sell at discounts from par value and are typically high risk securities. The generous income sought by the Fund is ordinarily associated with high yield bonds and similar securities in the lower rating categories of the recognized rating agencies or with securities that are unrated ("high yield bonds"). Such high yield securities are commonly known as "junk bonds." High yield bonds generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative.

Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the investment vehicles for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Fund as an investment vehicle now or in the future.

This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read it and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.

HIGH YIELD BONDS INVOLVE SUBSTANTIAL RISKS. INVESTORS SHOULD REFER TO "RISK FACTORS" ON PAGE 5 FOR A DESCRIPTION OF THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS..................................................................    3
FUND DESCRIPTION......................................................................    4
INVESTMENT OBJECTIVE AND POLICIES.....................................................    4
INVESTMENT RESTRICTIONS...............................................................    5
RISK FACTORS..........................................................................    5
BOARD OF TRUSTEES.....................................................................    6
INVESTMENT ADVISER....................................................................    6
  Portfolio Manager...................................................................    7
FUND ADMINISTRATION...................................................................    7
SECURITIES TRANSACTIONS...............................................................    7
FUND EXPENSES.........................................................................    7
TRANSFER AGENT........................................................................    8
SHAREHOLDER RIGHTS....................................................................    8
NET ASSET VALUE.......................................................................    8
TAX STATUS............................................................................    9
DIVIDENDS AND DISTRIBUTIONS...........................................................    9
LEGAL PROCEEDINGS.....................................................................    9
ADDITIONAL INFORMATION................................................................    9
EXHIBIT A.............................................................................   10
EXHIBIT B.............................................................................   15

                                     HYBT-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                             HIGH YIELD BOND TRUST
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

The following information on per share data for the seven years ended December 31, 1996, has been audited by Coopers & Lybrand L.L.P., Independent Accountants. All other periods presented have been audited by the Fund's prior auditors. Coopers & Lybrand L.L.P.'s report on the per share data for each of the five years in the period ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this report and which is incorporated by reference into the SAI.

                                                                   YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------
                                   1996          1995          1994          1993          1992          1991        1990(3)
----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning
    of year...................    $  9.00       $  8.49       $  9.25       $  8.91       $  8.75       $ 7.87       $  9.33
Income from operations
  Net investment income.......       0.91          0.80          0.66          0.68          0.88         0.94          1.02
  Net gains or losses on
    securities (realized and
    unrealized)...............       0.41          0.41         (0.76)         0.47          0.18         0.88         (1.81)
                                  -------       -------       -------       -------        ------       ------       -------
    Total from investment
      operations..............       1.32          1.21         (0.10)         1.15          1.06         1.82         (0.79)
Less distributions from
  Net investment income.......      (1.83)        (0.70)        (0.66)        (0.81)        (0.90)       (0.94)        (0.67)
                                  -------       -------       -------       -------        ------       ------       -------
  NET ASSET VALUE, END OF
    YEAR......................    $  8.49       $  9.00       $  8.49       $  9.25       $  8.91       $ 8.75       $  7.87
                                  =======       =======       =======       =======        ======       ======       =======
TOTAL RETURN (1)..............      16.05%        15.47%        (1.26)%       14.01%        13.16%       26.11%        (9.12)%
NET ASSETS, END OF YEAR
  (000'S).....................    $17,291       $12,902       $11,716       $12,765       $10,289       $7,724       $ 6,238
RATIOS TO AVERAGE NET ASSETS
  Expenses (2)................       0.97%         1.25%         1.25%         0.99%         0.56%        0.56%         0.92%
  Net investment income.......      11.01%         9.37%         7.71%         7.69%        10.24%       11.93%        12.33%
  Portfolio turnover rate.....         84%          222%          146%           19%           52%          35%           29%


                                   1989        1988        1987
-------------------------------------------------------------------------
                                  <C
PER SHARE DATA
  Net asset value, beginning
    of year...................   $  10.12     $  9.94     $ 11.41
Income from operations
  Net investment income.......       1.28        1.21        1.22
  Net gains or losses on
    securities (realized and
    unrealized)...............      (1.11)       0.20       (1.21)
                                  -------     -------     -------
    Total from investment
      operations..............       0.17        1.41        0.01
Less distributions from
  Net investment income.......      (0.96)      (1.23)      (1.48)
                                  -------     -------     -------
  NET ASSET VALUE, END OF
    YEAR......................   $   9.33     $ 10.12     $  9.94
                                  =======     =======     =======
TOTAL RETURN (1)..............       1.40%      14.57%      (0.34)%
NET ASSETS, END OF YEAR
  (000'S).....................   $ 10,607     $59,637     $51,540
RATIOS TO AVERAGE NET ASSETS
  Expenses (2)................       1.67%       1.00%       0.96%
  Net investment income.......      13.37%      11.65%      10.90%
  Portfolio turnover rate.....         87%         67%         81%

(1) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in Fund HYBT are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.

(2) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.28%, 1.33%, 1.31%, 1.28%, 1.87% and 2.13% for the years ended December 31, 1995, 1994,
    1993, 1992, 1991 and 1990, respectively. For the fiscal year ended December 31, 1996, there were no expense reimbursements by the Travelers in connection with the voluntary expense limitations.

(3) On May 1, 1990, TAMIC replaced Keystone Custodian Funds, Inc. as the investment adviser for Fund HYBT.

                                     HYBT-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------
High Yield Bond Trust (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on March 18, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------
The Fund's investment objective is to provide generous income. To achieve this objective the Fund invests primarily in corporate bonds and its portfolio ordinarily includes a substantial number of bonds which, as a class, sell at discounts from par value. These bonds are generally below investment grade, for example, bonds rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investors Service, Inc. These bonds are commonly known as "junk bonds" and are typically high risk securities. (For a description of the averaged credit quality ratings of the Fund's assets for the twelve months ended December 31, 1996, please refer to Exhibit B to the Prospectus.)

While the Fund's investment adviser performs its own credit analyses of the Fund's investments and does not rely on ratings assigned by rating services, bonds rated below investment grade generally involve greater volatility of price and risk of principal and income than bonds in the higher rating categories and are, on balance, considered predominantly speculative. While such bonds will likely have some quality and protective characteristics, these characteristics are outweighed by uncertainties of major risk exposures to adverse conditions.

The Fund considers potential for growth of capital in selecting securities. The Fund's investments may include fixed and adjustable rate or stripped bonds, including zero coupon and pay-in-kind ("PIK") bonds, debentures, notes, equipment trust certificates, U.S. government securities and debt securities convertible into or exchangeable for preferred or common stock. The Fund may continue to hold preferred or common stock received in connection with convertible or exchangeable securities. The Fund may also invest in units which are debt securities with stock or warrants to buy stock attached. The Fund may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis. The Fund may invest in both domestic and foreign securities. At least 65% of the Fund's assets normally will be invested in bonds and debentures.

When market conditions warrant, the Fund may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Money market securities must mature within one year of their purchase and consist of U.S. government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including master demand notes; and repurchase agreements secured by U.S. government securities.

The Fund may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

The Fund may also invest up to 35% of its total assets in preferred stocks, including adjustable rate preferred and common stocks and other equity securities, and convertible securities and warrants which may be used to create other permissible investments. Such investments must be consistent with the Fund's objective of providing shareholders with generous income and may be acquired as part of a unit combining income and equity securities.

For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see Exhibit A to this Prospectus.

                                     HYBT-4

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------
The Fund has adopted the following fundamental restrictions which may not be changed without a vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Certain other fundamental restrictions are set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value.

The Fund will not: (1) invest more than 5% of its assets in the securities of any one issuer; (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in the same industry; and (4) invest more than 10% of its assets in repurchase agreements maturing in more than seven days and other securities for which market quotations are not readily available.

                                  RISK FACTORS
--------------------------------------------------------------------------------
The general risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment. Income and yields on high yield securities, as on all securities, will fluctuate over time.

In addition, there are special considerations relating to high yield securities. The Fund invests aggressively and seeks to maximize return over time from a combination of many factors, including high current income, and capital appreciation from high yielding bonds and other similar securities ("high yield securities," also commonly known as "junk bonds"). Such aggressive investing involves risks which are greater than the risks of investing in higher quality debt securities. These risks include (1) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (2) industry market and economic risk; (3) interest rate fluctuations; (4) volatility of net asset value resulting from broad and rapid changes in the value of underlying securities; (5) possible legislation having adverse effects on high yield bond prices; and (6) greater price variability and credit risks of certain high yield securities such as zero coupon and PIK securities. While these risks provide the opportunity for maximizing return over time, they may result in greater upward and downward movement of the net asset value per share of the Fund. As a result, they should be carefully considered by investors.

Investors should be aware of the following market, economic and credit factors influencing high yield securities: (1) securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service, Inc. ("Moody's") are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;
(3) a widespread economic downturn could result in increased defaults in the high yield market; (4) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (5) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities which may affect the value of certain high yield securities held by the Fund at certain times; (6) there may not always be readily available market quotations for certain securities; (if this occurs, the investment adviser will use its best judgment to assign values to those securities); and (7) zero coupon and PIK securities may be subject to greater changes in value due to market conditions, the absence of a cash interest payment and the tendency of issuers of such securities to have weaker overall credit

                                     HYBT-5
conditions than other high yield securities. These characteristics of high yield securities make them generally more appropriate for long-term investment.

The generous income sought by the Fund is ordinarily associated with securities in the lower rating categories of the recognized rating agencies or with securities that are unrated. Such high yield securities are generally rated BB or lower by S&P or Ba or lower by Moody's. The Fund may invest in securities that are rated as low as D by S&P and C- by Moody's. The Fund intends to invest in D rated debt only in cases where the investment adviser determines that there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise. The Fund may also invest in unrated securities which offer comparable yields and risks as securities which are rated, as well as in non-investment quality zero coupon and PIK securities. (For a description of these rating categories, please refer to the Statement of Additional Information.)

Since the Fund takes an aggressive approach to investing, the investment adviser tries to maximize the return by controlling risk through diversification, credit analysis, review of sector and industry trends, interest rate forecasts and economic analysis. Travelers Asset Management International Corporation's ("TAMIC") analysis of securities focuses on values based on factors such as interest or dividend coverage, asset values, earnings prospects and the quality of management of the company. In making investment recommendations, TAMIC also considers current income, potential for capital appreciation, maturity structure, quality guidelines, coupon structure, average yield, percentage of zero coupon and PIK securities, percentage of non-accruing items, and yield to maturity. TAMIC also considers the ratings of Moody's and S&P assigned to various securities but does not rely solely on ratings assigned by Moody's and S&P because (1) Moody's and S&P assigned ratings are based largely on historical financial data and may not accurately reflect the current financial outlook of companies, and (2) there can be large differences among the current financial conditions of issuers within the same rating category. Achievement of the Fund's investment objective is more dependent upon TAMIC's own credit analysis than is the case for higher quality bonds.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT ADVISER
--------------------------------------------------------------------------------

TAMIC provides investment advice and, in general, supervises the management and investment program of the Fund.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183.

In addition to providing investment advice to the Fund, TAMIC acts as investment adviser for other investment companies which fund variable contracts issued by the Company, as well as for individual and pooled pension and profit-sharing accounts, domestic insurance companies affiliated with The Travelers, and nonaffiliated insurance companies.

                                     HYBT-6

For furnishing investment management and advisory services to the Fund, TAMIC is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

    ANNUAL                         AGGREGATE NET ASSET
MANAGEMENT FEE                      VALUE OF THE FUND
--------------                     -------------------
  0.50%          of the first      $  50,000,000, plus
  0.40%          of the next       $ 100,000,000, plus
  0.30%          of the next       $ 100,000,000, plus
  0.25%          of amounts over   $       250,000,000

For the fiscal year ended December 31, 1996, TAMIC received a fee equal to .42% of the Fund's average net assets for its services as investment adviser.

PORTFOLIO MANAGER

The High Yield Bond Trust is managed by Thomas L. Hajdukiewicz. Mr. Hajdukiewicz joined The Travelers Insurance Company as a Vice President and Portfolio Manager in January of 1997. Prior to coming to TAMIC, Mr. Hajdukiewicz served as an Analyst/Portfolio Manager with MacKay Shields Financial Corporation and as a Financial Analyst with America Capital Asset Management.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Fund has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC selects broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Fund, TAMIC may consider the number of Fund shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Fund, TAMIC, or their affiliates.

The Fund may pay higher commissions to broker-dealers that provide research services. TAMIC may use these services in advising the Fund as well as in advising its other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semi-annual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additionally, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, as well as additional gains or losses to shareholders.

                                     HYBT-7

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year. For the fiscal year ended December 31, 1996, the Fund paid .97% of its average net assets in expenses.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open, except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The net asset value per share of the Fund is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value or where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

                                     HYBT-8

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The distribution requirements described above may have an adverse effect on the Fund to the extent it invests in high yield securities structured as zero coupon and PIK bonds. An investment company typically accrues income on those securities prior to the receipt of cash payments. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, to satisfy distribution requirements.

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                     HYBT-9

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

ZERO COUPON BONDS

Zero coupon bonds do not pay interest for several years, then they pay a full coupon interest until maturity. They are sold at a substantial original issue discount that equals the missing interest payment compounded at the coupon rate. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

However, zero coupon bonds are very risky for the investor. Because the cash flows from the bonds are deferred and because zero coupon bonds often represent very subordinated debt, their prices are subject to more volatility than most other bonds.

A variant of zero coupon bonds are step-up bonds. These bonds pay a low initial interest rate for several years and then a higher rate until maturity. They are also issued at an original issue discount.

For federal income tax purposes, a purchaser of zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent the Fund invests in zero coupon bonds. See "Dividends and Tax Status."

PAY-IN-KIND BONDS

Pay-in-kind (PIK) bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on the Fund to the extent that the Fund invests in PIK bonds. See "Dividends and Tax Status."

RESET BONDS

The interest rate on reset bonds is adjusted periodically to a level which should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gains. Some resets have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES

Increasing rate notes (IRNs) have interest rates that increase periodically (by
 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer term debt.

                                     HYBT-10

UNITED STATES (U.S.) GOVERNMENT SECURITIES

Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of U.S. Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when TAMIC determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. Government securities will not include international agencies or instrumentalities in which the U.S. Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

WHEN-ISSUED SECURITIES

The Fund may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Fund to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Fund's net asset value daily from the commitment date. While it is TAMIC's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Fund does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Fund will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Fund does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Fund commits to purchase a security on a when-issued or TBA basis, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

TAMIC believes that purchasing securities in this manner will be advantageous to the Fund. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. TAMIC employs a rigorous credit quality procedure in determining the counterparties with which it will

                                     HYBT-11
deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

OBLIGATIONS OF FOREIGN BRANCHES OF U.S. BANKS

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as

                                     HYBT-12
sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

OBLIGATIONS OF U.S. BRANCHES OF FOREIGN BANKS

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

The Fund's investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation (S&P) or Prime-1 by Moody's Investors Service, Inc. (Moody's). These ratings and other money market instruments are described as follows.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

FOREIGN SECURITIES

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio

                                     HYBT-13
transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

                                     HYBT-14

                                   EXHIBIT B
--------------------------------------------------------------------------------

                             CORPORATE BOND RATINGS

High Yield Bond Trust invests primarily in corporate bonds rated below Investment Grade. For Moody's Investors Service (Moody's), this means bonds rated Ba or lower; other rating agencies, including Standard & Poor's Corporation, Duff & Phelps, Fitch Investors Service, Inc. have similar rating categories.

MOODY'S CORPORATE BOND RATINGS

1. Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

2. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

3. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

4. Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

5. Ba -- Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

6. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

7. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

8. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

9. C -- Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                     HYBT-15

S&P CORPORATE BOND RATINGS

A Standard & Poor's Corporation (S&P) corporate bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

The ratings are based, in varying degrees, on the following considerations:

a. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

b. Nature of and provisions of the obligation; and

c. Protection afforded by and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Bond ratings are as follows:

1. AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

2. AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

3. A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

4. BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

5. BB, B, CCC, CC and C -- Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     HYBT-16

The table below shows the averaged credit quality ratings of the Fund's assets for the twelve months ended December 31, 1996:

                                      S&P OR
                                  MOODY'S RATING                           PERCENTAGE
                                -----------------                          ----------
              AAA.......................................................      17.42%
              AA1.......................................................           %
              AA2.......................................................           %
              AA3.......................................................           %
              A1........................................................           %
              A2........................................................           %
              A3........................................................           %
              BAA1......................................................           %
              BAA2......................................................           %
              BAA3......................................................           %
              BA1.......................................................       0.64%
              BA2.......................................................           %
              BA3.......................................................       2.98%
              B1........................................................       8.26%
              B2........................................................      15.64%
              B3........................................................      41.63%
              CAA.......................................................      12.17%
              CA........................................................       0.68%
              C.........................................................           %
              D.........................................................           %
              NR........................................................       0.58%
                                                                            -------
                                                                             100.00%
                                                                            =======

                                     HYBT-17

                             HIGH YIELD BOND TRUST
                                   PROSPECTUS

  TIC Ed. 5-97
  Printed in U.S.A.
L-11173

                           CAPITAL APPRECIATION FUND

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------

Capital Appreciation Fund (the "Fund") is a diversified open-end management investment company (mutual fund) whose goal is growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. Investments in smaller companies tend to be more volatile than investments in larger more established companies.

Shares of the Fund are currently offered without a sales charge only to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (the "Company" or "The Travelers"). The Fund serves as one of the investment vehicles for certain variable annuity and variable life insurance contracts issued by the Company. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Fund as an investment vehicle now or in the future.

This Prospectus concisely sets forth the information about the Fund that you should know before investing. Please read and retain it for future reference. Additional information about the Fund is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-8573.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS...................................................................     3
FUND DESCRIPTION.......................................................................     4
INVESTMENT OBJECTIVE AND POLICIES......................................................     4
INVESTMENT RESTRICTIONS................................................................     5
RISK FACTORS...........................................................................     5
BOARD OF TRUSTEES......................................................................     5
INVESTMENT ADVISERS....................................................................     5
  TAMIC................................................................................     6
  JANUS CAPITAL CORPORATION............................................................     6
     Portfolio Manager.................................................................     6
FUND ADMINISTRATION....................................................................     6
SECURITIES TRANSACTIONS................................................................     6
FUND EXPENSES..........................................................................     7
TRANSFER AGENT.........................................................................     7
SHAREHOLDER RIGHTS.....................................................................     7
NET ASSET VALUE........................................................................     8
TAX STATUS.............................................................................     8
DIVIDENDS AND DISTRIBUTIONS............................................................     8
LEGAL PROCEEDINGS......................................................................     8
ADDITIONAL INFORMATION.................................................................     8
EXHIBIT A..............................................................................     9

                                      CAF-2

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           CAPITAL APPRECIATION FUND
          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

The following information on per share data for the seven years ended December 31, 1996 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. All other periods presented have been audited by the Fund's prior auditors. Coopers & Lybrand L.L.P.'s report on the per share data for each of the five years in the period ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.

                                                                               YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------------
                                                             1996(7)        1995          1994       1993(4)        1992
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of year.....................    $   33.18     $   24.50     $  25.87     $  22.72     $  19.63
Income from operations
 Net investment income..................................         0.23          0.24         0.19         0.19         0.28
 Net gains or losses on securities (realized and
   unrealized)..........................................         8.49          8.61        (1.41)        3.21         3.13
                                                            ---------     ---------     --------     --------     --------
   Total from investment operations.....................         8.72          8.85        (1.22)        3.40         3.41
Less distributions from (6)
 Net investment income..................................        (0.41)        (0.17)       (0.15)       (0.25)       (0.32)
 Net realized gains.....................................        (4.77)           --           --           --           --
                                                            ---------     ---------     --------     --------     --------
   Total distributions..................................        (5.18)        (0.17)       (0.15)       (0.25)       (0.32)
                                                            ---------     ---------     --------     --------     --------
NET ASSET VALUE, END OF YEAR............................    $   36.72     $   33.18     $  24.50     $  25.87     $  22.72
                                                            ==========    ==========    =========    =========    =========
TOTAL RETURN (1)........................................        28.21%        36.37%       (4.76)%      15.09%       17.60%
 Net assets, end of year (thousands)....................    $ 224,132     $ 122,155     $ 78,494     $ 62,414     $ 29,506
RATIOS TO AVERAGE NET ASSETS
 Expenses (2)...........................................         0.83%         0.85%        0.89%        0.87%        0.56%
 Net investment income..................................         0.69%         0.84%        0.79%        0.81%        1.39%
PORTFOLIO TURNOVER RATE.................................           84%          124%         106%         155%         126%
AVERAGE COMMISSION RATE PAID (PER SHARES) (3)...........    $    0.06            --           --           --           --


                                                            1991       1990(5)        1989         1988         1987
--------------------------------------------------------
PER SHARE DATA
 Net asset value, beginning of year.....................  $  14.62     $  15.76     $  13.62     $  12.54     $  17.11
Income from operations
 Net investment income..................................      0.36         0.09         0.14         0.11        (0.01)
 Net gains or losses on securities (realized and
   unrealized)..........................................      4.75        (1.08)        2.00         1.15        (1.35)
                                                          --------     --------     --------     --------     --------
   Total from investment operations.....................      5.11        (0.99)        2.14         1.26        (1.36)
Less distributions from (6)
 Net investment income..................................     (0.10)       (0.15)          --        (0.18)          --
 Net realized gains.....................................        --           --           --           --        (3.21)
                                                          --------     --------     --------     --------     --------
   Total distributions..................................     (0.10)       (0.15)          --        (0.18)       (3.21)
                                                          --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR............................  $  19.63     $  14.62     $  15.76     $  13.62     $  12.54
                                                          =========    =========    =========    =========    =========
TOTAL RETURN (1)........................................     35.16%       (6.24)%      15.71%       10.06%       (8.12)%
 Net assets, end of year (thousands)....................  $ 20,497     $ 13,494     $ 15,456     $ 42,470     $ 50,457
RATIOS TO AVERAGE NET ASSETS
 Expenses (2)...........................................      0.56%        0.82%        1.37%        1.01%        0.93%
 Net investment income..................................      2.05%        0.58%        0.84%        0.83%       (0.05)%
PORTFOLIO TURNOVER RATE.................................       205%          80%          75%         104%         170%
AVERAGE COMMISSION RATE PAID (PER SHARES) (3)...........        --           --           --           --           --

(1) Total return is determined by dividing the increase (decrease) in value of a share during the year, after reflecting the reinvestment of dividends declared during the year, by the beginning of year share price. Shares in the Fund are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total Return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts.

(2) The ratios of expenses to average net assets for 1990 and later years reflect an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.96%, 0.91%, 1.28% and 1.56% for the years ended December 31, 1993, 1992, 1991 and 1990, respectively. For the years ended December 31, 1994, and 1995 and 1996, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitation.

(3) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.

(4) Effective May 1, 1993, Janus Capital Corporation became subadviser for the Fund.

(5) On May 1, 1990, TIMCO replaced Keystone Custodian Funds, Inc. as the investment adviser for the Fund.

(6) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996, net realized short-term capital gains were included in distributions from net investment income.

(7) Effective July 1, 1996, TAMIC replaced TIMCO as the investment adviser for the Fund.

                                      CAF-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

Capital Appreciation Fund (the "Fund") is registered with the SEC as a diversified open-end management investment company, commonly known as a mutual fund. The Fund was created under Massachusetts law as a Massachusetts business trust on March 18, 1982.

                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund's investment objective is to provide growth of capital primarily through the use of common stocks. The Fund invests principally in common stocks of small to large companies. It is the policy of the Fund to invest its assets as fully as practicable in common stocks, securities convertible into common stocks and securities having common stock characteristics, including rights and warrants, selected primarily for prospective capital growth. Investments in smaller companies tend to be more volatile than investments in larger, more established issuers. While income is not an objective, securities appearing to offer attractive possibilities for future growth of income may be included in the portfolio whenever it seems possible to do so without conflicting with the Fund's objective of capital growth. The Fund may invest in domestic, foreign and restricted securities. While the Fund may occasionally invest in foreign securities, it is not anticipated that they will, at any time, account for more than twenty-five percent (25%) of the investment portfolio.

Although the Fund normally invests primarily in equity securities, the Fund may increase its cash position when the investment adviser or the sub-adviser is unable to locate investment opportunities with desirable risk/reward characteristics and perceives an opportunity for capital growth from such securities so the Fund may receive a return on its idle cash. The Fund may invest in preferred stocks; warrants; corporate bonds and debentures; U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; repurchase agreements secured by U.S. government securities; or other debt securities. The Fund may invest in debt securities rated below investment grade. (See "High Yield/High Risk Bonds" in Exhibit A.) When the Fund invests in debt securities, investment income will increase and may constitute a large portion of the return on the Fund and the Fund probably will not participate in market advances or declines to the extent that it would if it were fully invested in common stocks.

The Fund may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Fund may also purchase index or individual equity call or put options. The Fund will pay a premium to buy call (or put) options and thereby obtain the right to buy (or sell) a fixed number of shares of the underlying asset at the stated exercise price on or prior to the stated expiration date.

The Fund may also use exchange-traded futures contracts as a hedge to protect against changes in stock prices or interest rates, and, to a limited extent, to seek to enhance return. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price.

For further information about the types of investments and investment techniques available to the Fund, including the risks associated with such investments and investment techniques, see Exhibit A to this Prospectus.

                                      CAF-4

                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The Fund has adopted the following fundamental investment restrictions, (summarized from the full restrictions set forth in the SAI), which may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended. Certain other fundamental restrictions are fully set forth in the Statement of Additional Information. Unless otherwise stated, all references to the Fund's assets are in terms of current market value, and all limitations apply at the time of investment.

The Fund will not: (1) invest more than 5% of its assets in the securities of any one issuer; (2) borrow money, except that the Fund may borrow money from banks for temporary or emergency purposes in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Fund's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in the same industry; and (4) invest more than 10% of its assets in securities for which market quotations are not readily available, including restricted securities.

                                  RISK FACTORS
--------------------------------------------------------------------------------

The risk inherent in investing in the Fund is that the net asset value will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities of the Fund. There can be no assurance that the Fund will achieve its investment objective since there is uncertainty in every investment.

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketability. The prices of these stocks often fluctuate more than the overall stock market.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Fund's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Fund. Subject to the provisions of the Declaration of Trust, the business and affairs of the Fund shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

Travelers Asset Management International Corporation ("TAMIC") provides investment advice and, in general, supervises the management and investment program of the Fund. Janus Capital Corporation provides sub-advisory services to the Fund with respect to its daily investment operations, subject to the supervision of the Board of Trustees and TAMIC.

                                      CAF-5

TAMIC

TAMIC is a registered investment adviser that was incorporated in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TAMIC also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with the Travelers Insurance Company and nonaffiliated insurance companies.

Under the Investment Advisory Agreement, TAMIC will be paid an amount equivalent on an annual basis to 0.75% of the average daily net assets of the Fund. From this amount, TAMIC will in turn pay an amount equivalent on an annual basis to 0.55% of the average daily net assets of the Fund to Janus Capital Corporation for its services as sub-adviser. TAMIC will retain 0.20% as compensation for its services as described above. The fee is computed and paid weekly.

JANUS CAPITAL CORPORATION

Janus Capital Corporation (Janus Capital), 100 Filmore Street, Denver, Colorado 80206, has been employed by TAMIC as a sub-adviser to manage the daily investment operations of the Fund, subject to the supervision of both TAMIC and the Board of Trustees. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate, owns approximately 83% of the outstanding voting stock of Janus Capital. Janus Capital also acts as investment adviser to other investment companies not affiliated with the Fund, as well as to individual, corporate, charitable and retirement accounts.

For the year ended December 31, 1996, as described above, TAMIC, and not the Fund, paid to Janus Capital an amount equivalent on an annual basis to 0.55% of the Fund's average daily net assets for its services as sub-adviser to the Fund. Effective January 7, 1997, TAMIC will pay to the Sub-Adviser a reduced fee, equivalent on an annual basis to the following:

    ANNUAL                            AGGREGATE NET ASSET
 SUB-ADVISORY                            VALUE OF THE
     FEE                                    ACCOUNT
--------------                        -------------------
  0.55%          of the first            $ 100,000,000
  0.50%          of the next             $ 400,000,000
  0.45%          of the amount over      $ 500,000,000

The sub-advisory fees will be deducted on each valuation date and will be paid monthly.

PORTFOLIO MANAGER

The day-to-day portfolio management of the Fund is currently handled by Thomas
F. Marsico, a Vice President and Portfolio Manager of Janus Capital Corporation, and has been since May 1993. Mr. Marisco also serves as portfolio manager for three other funds sponsored by Janus Capital, going back to March of 1988 for one of these funds.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

Capital Appreciation Fund ("Fund") has entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Fund at an annualized rate of 0.06% of the daily net assets of the Fund. The Travelers Insurance Company, at its expense, may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, TAMIC or Janus Capital will select broker-dealers to execute transactions for the Fund, subject to the receipt of best execution. Broker-dealers may from time to time be affiliated with the Fund, TAMIC, Janus Capital or their affiliates.

                                      CAF-6

The Fund may pay higher commissions to broker-dealers which provide research services. TAMIC and Janus Capital may use these services in advising the Fund, as well as in advising other clients for which they provide advisory services.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Fund include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Fund or the Board of Trustees; the compensation for the disinterested members of the Board of Trustees; the costs of printing and mailing the Fund's prospectuses, proxy solicitation materials, and annual, semi-annual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Fund and its shares under federal and state securities laws. Additionally, high portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

Pursuant to a Management Agreement dated May 1, 1993 between the Fund and The Travelers Insurance Company, the Company has agreed to reimburse the Fund for the amount by which the Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of the Fund's average net assets for any fiscal year.

For the fiscal year ended December 31, 1996, the Fund paid 0.83% of its average net assets in expenses.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

First Data Investor Services Group, Inc., Exchange Place, Boston, MA 02109, serves as the Fund's transfer agent and dividend disbursing agent.

                               SHAREHOLDER RIGHTS
--------------------------------------------------------------------------------

Shares of the Fund are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares of the Fund are not sold to the general public. Fund shares are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Fund's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

The Fund currently issues one class of shares which participate equally in dividends and distributions and have equal voting, liquidation and other rights. When issued and paid for, the shares will be fully paid and nonassessable by the Fund and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Although the Fund is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Fund's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Fund due to differences in tax treatment, management of the Fund's investments, or other considerations. The Fund's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life

                                      CAF-7
insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Fund share is computed as of the close of trading on each day on which the New York Stock Exchange ("Exchange") is open, except on days when changes in the value of the Fund's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Fund's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Fund values short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest receivable, approximates market. All other investments are valued at market value or, where market quotations are not readily available, at fair value as determined in good faith by the Fund's Board of Trustees.

Fund shares are redeemed at the redemption value next determined after the Fund receives a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Fund's portfolio between purchase and redemption.

The Fund computes the redemption value at the close of the Exchange at the end of the day on which it has received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Fund may temporarily suspend the right to redeem its shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Fund has qualified, and intends to qualify in the future, as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund qualifies if, among other things, it distributes to its shareholders at least 90% of its net investment income for each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of the Fund, without a sales charge. Although purchasers of variable contracts are not subject to federal income taxes on distributions by the Fund, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Fund.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Fund reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                      CAF-8

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
                  INVESTMENT TECHNIQUES AVAILABLE TO THE FUND

FUTURES CONTRACTS

The Fund may use exchange-traded financial futures contracts either as a hedge to protect against anticipated changes in stock prices and interest rates, or to facilitate the purchase or sale of securities or, to a limited extent, to seek to enhance return. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. When a futures contract is purchased, the Fund will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Hedging by use of interest rate futures seeks to protect the portfolio against potential adverse movements in interest rates. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if less, a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

The Fund will not purchase or sell futures contract or related options for non-hedging purposes if the aggregate initial margin and premiums required to establish such positions exceeds five percent (5%) of the fair market value of its net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

All stock index and interest rate futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities held by it or which it expects to purchase, or for other risk reduction strategies, though there can be no assurance that the expected result will always be achieved.

                                      CAF-9

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Fund may benefit from the use of such futures, changes in stock price movements or interest rates may result in a poorer overall performance for the Fund than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged. Successful use of futures contracts for hedging purposes is also subject to the adviser's ability to predict correctly movements in the direction of the market.

FORWARD CONTRACTS

Forward contracts are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

BUYING PUT AND CALL OPTIONS

The Fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Fund will pay a premium in exchange for the right to purchase (call) or sell
(put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the Fund's risk is limited to the option premium paid.

The Fund may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed primarily for bona fide hedging purposes and to a limited extent, to seek to enhance return. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

WRITING COVERED CALL OPTIONS

The Fund may write or sell covered call options. By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

                                     CAF-10

The Fund may only write "covered" options. This means that as long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or in the case of call options on U.S. Treasury bills, the Fund might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives a premium from writing a call option which it retains whether or not the option is exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the Fund's ability to use such options to achieve its investment objectives.

LOANS OF SECURITIES TO BROKER DEALERS

The Fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, or securities of the U.S. government, its agencies or instrumentalities or any combination of cash and such securities, as collateral equal at all times in value to at least the market value of the securities loaned. Such securities loans will not be made with respect to the Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. The Fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of the cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if, in the opinion of the Fund, a material event affecting the investment is to occur. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Trustees, when the income to be earned from the loan justifies the attendant risks.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

HIGH YIELD/HIGH RISK BONDS

The Fund has no pre-established minimum quality standards and may invest up to 35% of its assets in debt securities that are rated below investment grade (securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P")).

                                     CAF-11

Such securities generally offer a higher yield, but may be subject to a higher risk of default in interest or principal payments and are considered speculative. The market prices of lower rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, individual corporate developments. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions, by adverse publicity and investor perceptions of the market or by new or proposed legislation. (See the Statement of Additional Information for a more detailed discussion of the bond ratings.)

The Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the investment adviser or sub-adviser may treat such securities as unrated debt. Unrated debt securities will be included in the 35% limit of the Fund, unless the investment adviser or the sub-adviser deems such securities to be the equivalent of investment-grade securities.

RISKS RELATING TO HIGH YIELD/HIGH RISK BONDS

High yield bonds are typically lower rated securities; the lower the quality of a debt security, the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities so affected.

While providing opportunities to maximize return over time, investors should be aware of the following market, economic and credit factors influencing high yield securities: (1) securities rated BB or lower by S&P or Ba or lower by Moody's are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments; (2) the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities;
(3) widespread economic downturn could result in increased defaults in the high yield market; (4) adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund; (5) the secondary market for high yield securities may be less liquid than the secondary market for higher quality securities which may affect the value of certain high yield securities held by the Fund at certain times; and (6) there may not always be readily available market quotations for certain securities. At these times, the investment adviser or sub-adviser will use its best judgment to assign values to those securities.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes) and obligations issued or guaranteed by the United States government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the Federal Deposit Insurance Corporation).

                                     CAF-12

The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

COMMERCIAL PAPER

Commercial paper will consist of issues rated at the time of purchase A-1 or higher by S&P or Prime-1 by Moody's; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P, or will be determined by the adviser to be of comparable quality.

Commercial paper rated A-1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage

                                     CAF-13

Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Federal National Mortgage Association.

Some obligations of U.S. government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when the adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. government, its agencies or instrumentalities participate, such as the World Bank, Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the advisers credit quality standards as presenting minimal risk of default. All repurchase transactions must be fully collateralized. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, the Fund purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Fund is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Fund would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                     CAF-14

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                           CAPITAL APPRECIATION FUND
                                   PROSPECTUS

L-11171  Printed in U.S.A.
         TIC Ed. 5-97

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 860-277-0111
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) which consists of multiple series of shares (the "Portfolios"), each with its own investment objective and policies. The Portfolios of the Series Trust described herein are the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio.

Shares of the Portfolios are currently offered without a sales charge to separate accounts of The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, "the Company" or "The Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by the Company. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and applicable Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY THE TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS -- U.S. Government Securities Portfolio..........................    4
FINANCIAL HIGHLIGHTS -- Social Awareness Stock Portfolio..............................    5
FINANCIAL HIGHLIGHTS -- Utilities Portfolio...........................................    6
FUND DESCRIPTION......................................................................    7
U.S. GOVERNMENT SECURITIES PORTFOLIO..................................................    7
  Investment Objective and Policies...................................................    7
  Investment Restrictions.............................................................    8
  Risk Factors........................................................................    8
SOCIAL AWARENESS STOCK PORTFOLIO......................................................    8
  Investment Objective and Policies...................................................    8
  Investment Restrictions.............................................................    9
  Risk Factors........................................................................   10
UTILITIES PORTFOLIO...................................................................   10
  Investment Objective and Policies...................................................   10
  Investment Restrictions.............................................................   11
  Risk Factors and Special Considerations.............................................   11
BOARD OF TRUSTEES.....................................................................   12
INVESTMENT ADVISERS...................................................................   13
  TAMIC...............................................................................   13
  Portfolio Manager -- U.S. Government Securities Portfolio...........................   13
  Advisory Fees -- U.S. Government Securities Portfolio...............................   13
  SBMFM...............................................................................   13
  Portfolio Manager -- Social Awareness Stock Portfolio...............................   13
  Advisory Fees -- Social Awareness Stock Portfolio...................................   14
  Portfolio Manager -- Utilities Portfolio............................................   14
  Advisory Fees -- Utilities Portfolio................................................   14
FUND ADMINISTRATION...................................................................
SECURITIES TRANSACTIONS...............................................................   14
FUND EXPENSES.........................................................................   15
TRANSFER AGENT........................................................................   15
SHARES OF THE SERIES TRUST............................................................   15
NET ASSET VALUE.......................................................................   16
TAX STATUS............................................................................   17
DIVIDENDS AND DISTRIBUTIONS...........................................................   17
LEGAL PROCEEDINGS.....................................................................   17
ADDITIONAL INFORMATION................................................................   17
EXHIBIT A.............................................................................   18

                                    SERIES-3

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                      U.S. GOVERNMENT SECURITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the U.S. Government Securities Portfolio for each of the four years in the period ended December 31, 1996 and the period January 24, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                              JANUARY
                                                                                               24,(1)
                                                      YEAR ENDED DECEMBER 31,                    TO
                                            --------------------------------------------    DECEMBER 31,
                                              1996        1995        1994        1993          1992
--------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of period..... $  12.43    $  10.58    $  11.63    $  10.79       $10.00
Income from operations
  Net investment income....................     0.68        0.65        0.60        0.57         0.53
  Net gains on securities (realized and
    unrealized)............................    (0.52)       1.80       (1.23)       0.44         0.26
                                            --------    --------    --------    --------    ------------
    Total from investment operations.......     0.16        2.45       (0.63)       1.01         0.79
Less distributions from(5)
  Net investment income....................    (1.55)      (0.60)      (0.39)      (0.17)          --
  Net realized gains.......................    (0.18)         --       (0.03)         --           --
                                            --------    --------    --------    --------    ------------
    Total distributions.................... $  (1.73)   $  (0.60)   $  (0.42)   $  (0.17)          --
                                            --------    --------    --------    --------    ------------
NET ASSET VALUE, END OF PERIOD............. $  10.86    $  12.43    $  10.58    $  11.63       $10.79
                                             =======     =======     =======     =======    ===========
TOTAL RETURN(2)............................     1.46%   $  24.42%      (5.64)%      9.48%        7.90%
NET ASSETS, END OF PERIOD (THOUSANDS)...... $ 26,009    $ 28,192    $ 24,522    $ 25,520       $9,017
RATIOS TO AVERAGE NET ASSETS
  Expenses(4)..............................     0.62%       0.56%       0.71%       0.58%        0.38%(3)
  Net income...............................     5.68%       5.80%       5.56%       5.04%        4.72%(3)
PORTFOLIO TURNOVER RATE....................      501%        214%         16%         51%          25%
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the U.S. Government Securities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
 (3) Annualized.
 (4) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 0.77% and 0.72% for the year ended December 31, 1993 and the period ended
     December 31, 1992, respectively. For the years ended December 31, 1996, 1995 and 1994, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.
 (5) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

                                    SERIES-4

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                        SOCIAL AWARENESS STOCK PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the Social Awareness Stock Portfolio for each of the four years in the period ended December 31, 1996 and the period May 1, 1992 (date operations commenced) to December 31, 1992 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for each of the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI. Refer to the cover of this Prospectus for information on obtaining a free copy of the SAI.

                                                                                                   MAY 1,(1)
                                                              YEAR ENDED DECEMBER 31,                  TO
                                                      ---------------------------------------     DECEMBER 31,
                                            1996       1995          1994            1993             1992
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA
  Net asset value, beginning of
    period.............................   $  14.32    $ 11.05       $11.64          $   10.95        $10.00
Income from operations
  Net investment income................       0.31       0.12         0.16               0.17          0.16
  Net gains on securities (realized and
    unrealized)........................       2.42       3.47        (0.45)              0.65          0.79
                                          --------    -------    ------------    ------------       -------
    Total from operations..............       2.73       3.59        (0.29)              0.82          0.95
Less distributions from(6)
  Net investment income................      (0.43)     (0.14)       (0.24)             (0.13)           --
  Net realized gains...................      (0.86)     (0.18)       (0.06)                --            --
                                          --------    -------    ------------    ------------       -------
    Total distributions................      (1.29)     (0.32)       (0.30)             (0.13)           --
                                          --------    -------    ------------    ------------       -------
  Net asset value, end of period.......   $  15.76    $ 14.32       $11.05          $   11.64        $10.95
                                           =======     ======    ===========           ======    ==============
TOTAL RETURN(2)........................     19.98%      33.37%       (2.69)%             7.55%         9.50%
  Net assets, end of period
    (thousands)........................   $ 11,040    $ 7,055       $3,879          $   3,361        $1,394
RATIOS TO AVERAGE NET ASSETS
Expenses(5)............................       1.25%      1.25%        1.25%              1.05%         0.71%(3)
Net income.............................       0.43       0.99%        1.43%              1.50%         2.22%(3)
Portfolio turnover rate................         26%        73%         137%               %60            56%
Average Commission Rate Paid(4)........   $   0.06         --           --                 --            --
  (1) Date operations commenced.
  (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
      Shares in the Social Awareness Stock Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity contracts. Total return does not reflect the deduction of any contract charges or fees assessed by The Travelers separate accounts. For the periods less than one year, total returns are not annualized.
  (3) Annualized.
  (4) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996.
  (5) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.69%, 1.75%, 3.34%, 3.73% and 2.19% for the years ended December 31,
      1996, 1995, 1994, 1993 and the period ended December 31, 1992, respectively.
  (6) For the year ended December 31, 1996, distributions from realized gains include both net realized short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

                                    SERIES-5

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           THE TRAVELERS SERIES TRUST
                              UTILITIES PORTFOLIO
         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per share data for the Utilities Portfolio for the years ended December 31, 1996 and 1995 and the period February 4, 1994 (date operations commenced) to December 31, 1994 has been audited by Coopers & Lybrand L.L.P., Independent Accountants. Their report on the per share data for the applicable periods ended December 31, 1996 is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the SAI.

                                                                                               FEBRUARY
                                                                                                4,(1)
                                                                         YEAR ENDED               TO
                                                                        DECEMBER 31,         DECEMBER 31,
                                                                   ----------------------    ------------
                                                                     1996          1995          1994
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
  Net asset value, beginning of period..........................   $  12.85      $  10.17       $10.00
Income from operations
  Net investment income.........................................       0.47          0.48         0.35
  Net realized and unrealized gain (loss).......................       0.47          2.44        (0.18)
                                                                   --------      --------    ------------
    Total from operations.......................................       0.94          2.92         0.17
Less Distributions From(6)
  Net investment income.........................................      (0.84)        (0.24)          --
  Net realized gains............................................      (0.73)           --           --
                                                                   --------      --------    ------------
  Total distributions...........................................      (1.57)        (0.24)          --
                                                                   --------      --------    ------------
NET ASSET VALUE, END OF PERIOD..................................   $  12.22      $  12.85       $10.17
                                                                    =======       =======    ===========
TOTAL RETURN(2).................................................       7.47%        29.29%        1.70%
NET ASSETS, END OF YEAR (000'S).................................   $ 18,214      $ 15,340       $5,757
RATIOS TO AVERAGE NET ASSETS
  Expenses(3)...................................................       1.07%         1.25%        1.25%(5)
  Net investment income.........................................       3.88%         4.29%        3.86%(5)
PORTFOLIO TURNOVER RATE.........................................         39%           25%          32%
AVERAGE COMMISSION RATE PAID(4).................................   $   0.06            --           --
 (1) Date operations commenced.
 (2) Total return is determined by dividing the increase (decrease) in value of a share during the period, after reflecting the reinvestment of dividends declared during the period, by the beginning of period share price.
     Shares in the Utilities Portfolio are only sold to The Travelers separate accounts in connection with the issuance of variable annuity and variable life insurance contracts. The total return does not reflect contract charges or fees assessed by The Travelers separate accounts. For periods less than one year, total returns are not annualized.
 (3) The ratio of expenses to average net assets reflects an expense reimbursement by The Travelers in connection with the voluntary expense limitations. Without the expense reimbursement, the ratio of operating expenses to average net assets would have been 1.27% and 3.49% annualized for the year ended December 31, 1995 and the period ended December 31, 1994, respectively. For the fiscal year ended December 31, 1996, there were no expense reimbursements by The Travelers in connection with the voluntary expense limitations.
 (4) The Average Commission Rate Paid is required for funds that have over 10% in equities for which commissions are paid. This information is required for funds with fiscal year ends on or after September 30, 1996; earlier compliance is allowed.
 (5) Annualized.
 (6) For the year ended December 31, 1996, distributions from realized gains include both net short-term and long-term capital gains. Prior to 1996 net realized short-term capital gains were included in distributions from net investment income.

                                    SERIES-6

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into fourteen series (the "Portfolios") each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Three Portfolios, as described below, are contained in this prospectus. The other portfolios are described in a separate prospectus.

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The U.S. Government Securities Portfolio's investment objective is to seek the highest credit quality, current income and total return. To achieve this objective, the U.S. Government Securities Portfolio invests primarily in direct obligations of the United States, obligations of its instrumentalities supported by its full faith and credit, and obligations issued or guaranteed by federal agencies which are independent corporations sponsored by the United States and which are subject to its general supervision, but which are not supported by the full faith and credit of the United States. The Portfolio may, from time to time, purchase new-issue or government or agency securities on a "when-issued" or "to-be-announced" basis.

When market conditions warrant, the U.S. Government Securities Portfolio may adopt a defensive position by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. Government securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks which are members of the Federal Deposit Insurance Corporation and which have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government securities. The investments of the U.S. Government Securities Portfolio in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. (For a description of these rating systems, see the Appendix to the SAI.)

Direct obligations of the United States include Treasury Bills which are issued on a discount basis with a maturity of one year or less, Treasury Notes which have maturities at issuance of between one and ten years, and Treasury Bonds which have maturities at issuance of greater than ten years. Instrumentalities of the United States whose debt obligations are backed by its full faith and credit include: Government National Mortgage Association, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Maritime Administration, District of Columbia Armory Board, Farm Credit System, Financial Assistance Corporation, Federal Financing Bank and Washington Metropolitan Area Transit Authority. Federal agencies include: Farm Credit System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Student Loan Marketing Association.

The U.S. Government Securities Portfolio may write covered call options on securities which it owns. Such an option on an underlying security would obligate the Portfolio to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option. The Portfolio may also purchase put and call options for bona fide hedging purposes.

                                    SERIES-7

The U.S. Government Securities Portfolio may use exchange-traded futures contracts as a hedge to protect against changes in interest rates.

A detailed discussion of certain types of investments and investment techniques utilized by the U.S. Government Securities Portfolio is included in Exhibit A to this Prospectus.

INVESTMENT RESTRICTIONS

The U.S. Government Securities Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The U.S. Government Securities Portfolio will not: (1) invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities, for which there is no limit); (2) borrow money, except to facilitate redemptions or borrow money for temporary or emergency purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the Portfolio's gross assets computed at cost; (3) invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities of the United States, its agencies or instrumentalities, for which there is no limit); and (4) make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

RISK FACTORS

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. The value of the Portfolio's securities will fluctuate based on market conditions and interest rates. Interest rates depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. An increase in interest rates will generally reduce the value of debt securities, and conversely a decline in interest rates will generally increase the value of debt securities.

                        SOCIAL AWARENESS STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Social Awareness Stock Portfolio (the "Social Awareness Portfolio") is long-term capital appreciation and retention of net investment income. The Portfolio seeks to fulfill this objective by selecting investments, primarily common stocks, that meet certain social criteria, based on analysis of data supplied by various research services. This principal objective does not preclude the realization of short-term gains when conditions suggest the long-term goal is accomplished by such short-term transactions.

The assets of the Social Awareness Portfolio generally will be invested in a portfolio of equity securities, primarily common stocks, diversified across industries and companies. However, when it is determined that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, investments may be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including obligations of the United States government.

The Social Awareness Portfolio utilizes certain social criteria to define acceptable investment vehicles for the Portfolio. Companies will not meet the social criteria established for the Portfolio if a

                                    SERIES-8
significant portion of their revenues, as determined by SBMFM, are derived from:
(a) the production of tobacco, tobacco products, alcohol, or military defense systems; or (b) the provision of military defense related services, or (c) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

Based upon SBMFM's analysis of information supplied by research services, the Social Awareness Portfolio will not invest in the securities of a company if SBMFM determines that the company fails to meet the social criteria outlined above. SBMFM will review the available universe of common stocks on a quarterly basis, and will determine which securities are acceptable investments for assets of the Portfolio. From those deemed acceptable, SBMFM will select securities for the Portfolio, seeking companies which appear attractive based upon quantitative and/or qualitative analysis.

If a company fails a social criteria restriction after the Social Awareness Portfolio has purchased its common stock, or should the Portfolio inadvertently acquire a security which is not an acceptable investment, SBMFM will eliminate the securities of such company from the Social Awareness Portfolio's portfolio in an orderly manner within a reasonable period of time.

The Social Awareness Portfolio may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices or interest rates. The use of stock futures contracts by the Portfolio is intended primarily to limit transaction and borrowing costs. The Social Awareness Portfolio may also purchase and sell interest rate futures to hedge against changes in interest rates that might otherwise have an adverse effect on the value of the Portfolio's securities. The Portfolio may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options. When market conditions warrant, the Social Awareness Portfolio may adopt a defensive position to preserve shareholders' capital by investing in money market instruments. Such instruments, which must mature within one year of their purchase, consist of U.S. government securities; instruments of banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion, such as certificates of deposit, demand and time deposits and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

INVESTMENT RESTRICTIONS

In addition to the social criteria listed above, the Social Awareness Portfolio has adopted the following fundamental investment restrictions which may not be changed without a vote of a majority of the Portfolio's outstanding voting securities, as defined in the 1940 Act. These restrictions and certain other fundamental investment restrictions are fully set forth in the SAI. Unless otherwise noted, all references to the Portfolio's assets are in terms of current market value. The Social Awareness Portfolio will not (1) invest more than 5% of its assets in the securities of any one issuer, except obligations of the U.S. government and its instrumentalities; (2) borrow money, except for extraordinary or emergency purposes, including meeting redemptions or settling securities transactions and then only from banks and in amounts of up to 10% of its total assets; the Portfolio will not purchase securities while borrowings exceed 5% of its total assets, except to honor prior commitments; (3) purchase interests in real estate, except as may be represented by securities for which there is an established market; (4) make loans, except through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors; (5) acquire more than 10% of the voting securities of any one issuer; (6) make purchases on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts; and (7) invest more than 5% of its assets in restricted securities.

                                    SERIES-9

RISK FACTORS

The investment experience of equity investments over time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

                              UTILITIES PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The primary investment objective of the Utilities Portfolio (the "Portfolio") is to provide current income. Long-term capital appreciation is a secondary objective. The Portfolio's investment objectives may be changed only with the approval of a majority of the Portfolio's outstanding shares. There can be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio seeks to achieve its objectives by investing in equity and debt securities of companies in the utility industries. For purposes of this Prospectus, the utility industries are deemed to be comprised of companies principally engaged in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit, but not including those in public broadcasting. For purposes of this prospectus, "principally engaged" means that at least 50% of a company's assets, gross income or net profits results from utility operations or the company is regulated as a utility by a government agency or authority. The Portfolio will invest primarily in utility equity and debt securities that have a high expected rate of return, as determined by the investment adviser. Under normal market conditions, the Portfolio will invest at least 65% of its assets in such securities. The Portfolio may invest up to 35% of its assets in equity and debt securities of non-utility companies believed to afford a reasonable opportunity for achieving the Portfolio's investment objectives. When the investment adviser believes that market conditions warrant, the Portfolio may adopt a temporary defensive posture and may invest, without limit, in debt securities (whether or not they are utility securities) such as rated or unrated bonds, debentures and commercial paper, U.S. government securities and money market instruments. The Portfolio may invest up to 10% of its assets in securities rated BB or B by Standard & Poor's Corporation ("S&P") or Ba or B by Moody's Investors Service, Inc. ("Moody's") whenever the investment adviser believes that the incremental yield on such securities is advantageous to the Portfolio in comparison to the additional risk involved (such lower-rated securities are commonly known as "junk bonds"). The yields on lower-rated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated securities may be subject to greater market fluctuations and greater risks of loss of income or principal (including the possibility of default by, or bankruptcy of, the issuers of such securities) than higher-rated securities. Lower-rated securities also may have speculative characteristics. In addition, the Portfolio may enter into repurchase agreements. (For a description of the rating systems identified above, see the Appendix to the SAI.)

The Utilities Portfolio has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Portfolio to achieve its investment objectives. Included among these strategies are lending its portfolio securities, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which are discussed in Exhibit A to this Prospectus.

                                    SERIES-10

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act. The Utilities Portfolio will not:

     1. purchase the securities of any issuer (other than U.S. government securities) if as a result more than 5% of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation;

     2. purchase more than 10% of the voting securities of any one issuer, provided that this limitation shall not apply to investments in U.S. government securities;

     3. purchase securities on margin, except that the Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin by the Portfolio;

     4. make short sales of securities or maintain a short position, except to the extent of 5% of the Portfolio's net assets and except that the Portfolio may engage in such activities without limit if, at all times when a short position is open, the Portfolio owns an equal amount of the securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issuer as, and at least equal in amount to, the securities sold short;

     5. borrow money, including reverse repurchase agreements, except that the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 20% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments;

     6. pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets as security for any indebtedness. For purposes of this restriction (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and
        (b) collateral arrangements with respect to (i) the purchase and sale of stock options, options on foreign currencies and options on stock indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of the Portfolio's assets;

     7. invest in commodities, except that the Portfolio may purchase or write futures contracts and options on futures contracts as described in this Prospectus;

     8. make loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities and the entry into repurchase agreements; and

     9. concentrate in any industry, except that the Portfolio will concentrate in excess of 25% of its assets in the securities of companies within the utility industries.

In addition, the Portfolio will not purchase restricted securities, illiquid securities (such as repurchase agreements with maturities in excess of seven days) or other securities that are not readily marketable if more than 10% of the total assets of the Portfolio would be invested in such securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investment in the Utilities Portfolio may involve above-average risk of loss because of, among other things, the Portfolio's use of strategies and techniques that may be considered to be speculative. The

                                    SERIES-11
strategy followed by the Portfolio and certain of the strategies and techniques used by the Portfolio depend on forecasts made by Greenwich Street Advisors that may or may not prove to be correct.

Because the Portfolio concentrates its investments in one sector, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The Portfolio is particularly subject to risks that are inherent to the utility industries that make up this sector, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restriction on operations and increased cost and delays attributable to environmental consideration and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies, and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. All of the utilities which are issuers of the securities held by the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings), and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

Additionally, the Board of Trustees annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies, and takes any other actions necessary in connection with the operation and management of the Series Trust.

                                    SERIES-12

                              INVESTMENT ADVISERS
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment advisory services to the Portfolios. Travelers Asset Management International Corporation (TAMIC) and Smith Barney Mutual Funds Management Inc. (SBMFM) (collectively, the "investment advisers") provide investment advice and, in general, supervise the management and investment programs of the Portfolios of the Series Trust.

TAMIC

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group Inc., a financial services holding company, and its principal offices are located at One Tower Square, Hartford, Connecticut 06183. In addition to serving as the investment adviser for the U.S. Government Securities Portfolio, TAMIC acts as investment adviser for other investment companies used to fund variable products issued by The Travelers and The Travelers Life and Annuity Company; as well as for individual and pooled pension and profit-sharing accounts and for offshore insurance companies affiliated with The Travelers.

PORTFOLIO MANAGER -- U.S. GOVERNMENT SECURITIES PORTFOLIO

The U.S. Government Securities Portfolio has been managed by Joseph M. Mullally since mid-1995. Mr. Mullally is a 1989 graduate of the Massachusetts Institute of Technology with a degree in Economics and minor in Mathematics. While at MIT he worked three years as a research assistant at the Sloan School and the Harvard Business School. Areas of research included interest rate expectations, foreign exchange rate expectations and causality among price volatility, volume and investor expectations. Prior to joining The Travelers, he spend six years at CS First Boston. He was the Corporate Fixed Income Strategist, Chief Fixed Income Strategist and Global Product Manager for Government Securities. He has worked extensively with mortgages, corporates, treasuries, and other investment grade securities. He also worked in the Portfolio Strategy Group for several years, focusing on constructing portfolios to outperform benchmark indices.

ADVISORY FEES -- U.S. GOVERNMENT SECURITIES PORTFOLIO

Under its Advisory Agreement with the U.S. Government Securities Portfolio, TAMIC is paid an amount equivalent to 0.3233%, on an annual basis, of the average daily net assets of the Portfolio. The fee is computed daily and paid weekly.

SBMFM

SBMFM is located at 388 Greenwich Street, New York, New York and has been in the investment counseling business since 1968. SBMFM renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management in excess of $54 billion. SBMFM is a wholly owned subsidiary of Travelers Group Inc.

SBMFM manages the day-to-day operations of the Social Awareness Stock Portfolio and the Utilities Portfolio pursuant to Investment Advisory Agreements entered into by the Series Trust on behalf of the Portfolios. Under the Advisory Agreements, SBMFM is responsible for furnishing or causing to be furnished to the Portfolios advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the Portfolios.

PORTFOLIO MANAGER -- SOCIAL AWARENESS STOCK PORTFOLIO

The Social Awareness Portfolio is managed by a team of investment professionals from Greenwich Street Advisors. Robert J. Brady is a Managing Director and portfolio manager for Greenwich Street Advisors and also a Chartered Financial Analyst. Mr. Brady is also a Chartered Financial Analyst.

                                    SERIES-13

Mr. Brady has been with Smith Barney and its predecessor firms since 1976. Gene
H. Martino is Vice President and portfolio manager for Greenwich Street Advisors. He has been involved with investment management for more than fifteen years. Mr. Martino has been with Smith Barney and its predecessor firms since 1986. Previous positions also include portfolio management at Chase Manhattan Bank and the Bankers Trust Company.

ADVISORY FEES -- SOCIAL AWARENESS STOCK PORTFOLIO

Under its Advisory Agreement with the Social Awareness Stock Portfolio, SBMFM is paid an amount equivalent on an annual basis to the advisory fee schedule set forth in the table below. The fee is computed daily and paid weekly.

        ANNUAL                         AGGREGATE NET ASSET
    MANAGEMENT FEE                      VALUE OF THE FUND
    ---------------                    --------------------
         0.65%       of the first      $ 50,000,000, plus
         0.55%       of the next       $ 50,000,000, plus
         0.45%       of the next       $100,000,000, plus
         0.40%       of amounts over   $200,000,000

PORTFOLIO MANAGER -- UTILITIES PORTFOLIO

The Utilities Portfolio is managed by a team of investment professionals from Greenwich Street Advisors, a division of SBMFM. Jack S. Levande is a Managing Director and Portfolio Manager for Greenwich Street Advisors. Prior to joining Greenwich Street Advisors in 1987, Mr. Levande worked at E.F. Hutton as Product Manager for convertible securities. In addition to managing the Utilities Portfolio, Mr. Levande also manages the SB Convertible Bond Fund and serves as a member of the Greenwich Street Advisors Investment Policy Committee. George Mueller is a Senior Vice President of Taxable Fixed-Income Management at Greenwich Street Advisors, specializing in corporate bond portfolios. Prior to joining the firm in 1985, he was a Portfolio Manager for pension and charitable foundation accounts at Chase Manhattan Bank. In addition to his responsibilities associated with the Utilities Portfolio, Mr. Mueller is the Portfolio Manager for the SB Investment Grade Bond Fund, and serves as a member of the Greenwich Street Advisors Investment Policy Committee.

ADVISORY FEES -- UTILITIES PORTFOLIO

For the services provided under the Advisory Agreement with the Utilities Portfolio, the Portfolio pays SBMFM a management fee equivalent on an annual basis to 0.65% of its average daily net assets. The fee is calculated daily and paid monthly.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of each portfolio entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the Portfolio at an annualized rate of .06% of the daily net assets of the Portfolio. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the investment advisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the investment advisers may consider the number of

                                    SERIES-14

Portfolio shares sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers that provide research services. The investment advisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, other expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Additional high portfolio turnover may involve greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to Management Agreements dated May 1, 1993 between the Series Trust and The Travelers Insurance Company and between the Series Trust and The Travelers Life and Annuity Company, each Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed 1.25% of each Portfolio's average net assets for any fiscal year.

For the fiscal year ended December 31, 1996, the U.S. Government Securities Portfolio, the Social Awareness Stock Portfolio and the Utilities Portfolio paid
 .62%, 1.25% and 1.07%, respectively, of their average net assets in expenses. For the Social Awareness Stock Portfolio, these expenses would have been 1.69% of the Portfolios' average net assets if the Company had not paid for any of their expenses. For the U.S. Government Securities Portfolio and the Utilities Portfolio, there were no expense reimbursements for the fiscal year ended December 31, 1996.

                                 TRANSFER AGENT
--------------------------------------------------------------------------------

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183, serves as the Series Trust's transfer agent and dividend disbursing agent.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into multiple series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate

                                    SERIES-15
account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company and The Travelers Life and Annuity Company. Shares are not sold to the general public. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees.

Portfolio shares are redeemed at the redemption value next determined after the Portfolios receive a redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                    SERIES-16

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-17

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to each of the Portfolios unless otherwise specifically indicated. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment advisers consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the investment advisers, such notes are treated as instruments maturing in one day and valued at their par value. The investment advisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (i.e., national banks or reporting broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a Portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                                    SERIES-18

WHEN-ISSUED SECURITIES

The U.S. Government Securities Portfolio may, from time to time, purchase new-issue Government or Agency securities on a "when-issued" or "to-be-announced" ("TBA") basis ("when-issued securities"). The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the customary practice of the Portfolio to make when-issued or TBA purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, and will be marked to market and reflected in the Portfolio's net asset value daily from the commitment date. While it is the investment adviser's intention to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, the Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when the Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The investment adviser believes that purchasing securities in this manner will be advantageous to the Portfolio. However, this practice does entail certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the Portfolio would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The investment adviser employs rigorous credit quality procedures in determining the counterparties with which it will deal in when-issued securities, and in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

The Portfolios will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Portfolios do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific

                                    SERIES-19
merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Portfolios must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

FUTURES CONTRACTS

The Portfolios may use exchange-traded financial futures contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities ("interest rate futures"). An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will the Portfolios' transactions in such financial futures be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin. The Portfolios will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that

                                    SERIES-20
fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open.

                                    SERIES-21

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

SHORT SALES AGAINST THE BOX

The Utilities Portfolio may make short sales (except to the extent of 5% of the Portfolio's net assets) if at all times when a position is open, the Portfolio owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further consideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the Utilities Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. The Portfolio currently limits its investments in such securities to 10% of the Portfolio's assets.

                                    SERIES-22

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The Utilities Portfolio may purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

LENDING PORTFOLIO SECURITIES

The U.S. Government Securities Portfolio and the Utilities Portfolio are authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Portfolios' loan of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Portfolio seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in shortterm instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral.

The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

                                    SERIES-23

                           THE TRAVELERS SERIES TRUST

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
                        SOCIAL AWARENESS STOCK PORTFOLIO
                              UTILITIES PORTFOLIO

                                                                    TIC Ed. 5-97
L-11788-U                                                      Printed in U.S.A.

                           THE TRAVELERS SERIES TRUST

                        TRAVELERS QUALITY BOND PORTFOLIO
                      LAZARD INTERNATIONAL STOCK PORTFOLIO
                         MFS EMERGING GROWTH PORTFOLIO
                         FEDERATED HIGH YIELD PORTFOLIO
                           FEDERATED STOCK PORTFOLIO
                              LARGE CAP PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                        MID CAP DISCIPLINED EQUITY FUND

ONE TOWER SQUARE
HARTFORD, CONNECTICUT 06183
TELEPHONE 1-860-277-0111
--------------------------------------------------------------------------------

The Travelers Series Trust (the "Series Trust") is a diversified open-end management investment company (mutual fund) consisting of multiple series of shares (the "Portfolios"), each with its own investment objectives and policies. Eight of the Portfolios of the Series Trust are described herein: Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Equity Income Portfolio and Mid Cap Disciplined Equity Fund.

Shares of the Portfolios are currently offered without a sales charge to certain separate accounts of The Travelers Insurance Company and Travelers Life and Annuity Company (collectively, "Company" or "Travelers"). The Portfolios serve as investment vehicles for variable annuity and variable life insurance contracts issued by Travelers. All Portfolios described herein may not be available under all variable contracts. The term "shareholder" as used herein refers to any insurance company separate account that may use shares of the Portfolios as investment vehicles now or in the future.

This Prospectus concisely sets forth the information about the Series Trust and the Portfolios that you should know before investing. Please read it and retain it for future reference. Additional information about the Series Trust and the Portfolios is contained in a Statement of Additional Information ("SAI") dated May 1, 1997 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 1-800-842-8573.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT ISSUED BY TRAVELERS. BOTH THIS PROSPECTUS AND THE CONTRACT PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS..................................................................    3
FUND DESCRIPTION......................................................................    4
FUNDAMENTAL INVESTMENT POLICIES.......................................................    4
TRAVELERS QUALITY BOND PORTFOLIO......................................................    4
LAZARD INTERNATIONAL STOCK PORTFOLIO..................................................    5
MFS EMERGING GROWTH PORTFOLIO.........................................................    7
FEDERATED HIGH YIELD PORTFOLIO........................................................   12
FEDERATED STOCK PORTFOLIO.............................................................   15
LARGE CAP PORTFOLIO...................................................................   16
EQUITY INCOME PORTFOLIO...............................................................   19
MID CAP DISCIPLINED EQUITY FUND.......................................................   21
PORTFOLIO TURNOVER....................................................................   23
BOARD OF TRUSTEES.....................................................................   24
INVESTMENT MANAGER....................................................................   24
INVESTMENT SUBADVISERS................................................................   25
FUND ADMINISTRATION...................................................................   28
SECURITIES TRANSACTIONS...............................................................   29
FUND EXPENSES.........................................................................   29
SHARES OF THE SERIES TRUST............................................................   29
NET ASSET VALUE.......................................................................   30
TAX STATUS............................................................................   31
DIVIDENDS AND DISTRIBUTIONS...........................................................   31
LEGAL PROCEEDINGS.....................................................................   31
ADDITIONAL INFORMATION................................................................   31
EXHIBIT A.............................................................................   32
EXHIBIT B.............................................................................   48

                                    SERIES-2

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

The following information on per share data for all of the portfolios except Equity Income and Large Cap Portfolios for the period ended December 31, 1996 has been audited by KPMG Peat Marwick, L.L.P. Per share data for the Equity Income and Large Cap Portfolios for the periods shown were audited by Price Waterhouse LLP. It should be noted that because Mid Cap Disciplined Equity Fund commenced operations subsequent to December 31, 1996 there is no per share data available for this Fund. Each auditor's report (as applicable) on the per share data for this period is contained in the Fund's Annual Report which should be read along with this information and which is incorporated by reference into the
SAI:

                                                                          LAZARD           MFS
                             EQUITY         LARGE        TRAVELERS     INTERNATIONAL     EMERGING      FEDERATED      FEDERATED
                             INCOME          CAP        QUALITY BOND       STOCK          GROWTH       HIGH YIELD       STOCK
                          PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(2)    PORTFOLIO(1)   PORTFOLIO(1)   PORTFOLIO(1)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD...     $10.00         $10.00         $10.00         $ 10.00          $10.00        $10.00         $10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment
    income(4)...........       0.08           0.04           0.19            0.02            0.03          0.31           0.06
  Net realized and
    unrealized gains....       1.09           1.29           0.16            0.76            0.57          0.46           1.20
------------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations............       1.17           1.33           0.35            0.78            0.60          0.77           1.26
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
  Net investment
    income..............      (0.08)         (0.04)         (0.19)             --           (0.03)        (0.31)         (0.06)
  Net realized gains....         --             --          (0.06)             --           (0.01)        (0.04)         (0.09)
  Capital...............         --             --             --              --           (0.01)           --          (0.01)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions.....      (0.08)         (0.04)         (0.25)             --           (0.05)        (0.35)         (0.16)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD................     $11.09         $11.29         $10.10         $ 10.78          $10.55        $10.42         $11.10
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN++..........      11.69%         13.30%          3.56%           7.80%           6.00%         7.61%         12.61%
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF
  PERIOD (000'S)........     $3,600         $3,411         $5,273         $ 4,322        $ 12,924        $5,381         $3,380
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS+:
  Expenses(4)...........       0.95%          0.95%          0.75%           1.25%           0.95%         0.95%          0.95%
  Net investment
    income..............       2.34%          0.98%          5.62            0.42            0.55          8.78           1.55
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER
  RATE+.................         14%            57%            35%              9%             49%           23%            11%
------------------------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
  SHARE PAID ON EQUITY
  TRANSACTIONS(3).......     $.0168         $.0214             --         $  0.01        $   0.03            --         $ 0.05
---------------------------------------------------------------------------------------------------

(1) For the period from August 30, 1996 (commencement of operations) to December 31, 1996.
(2) For the period from August 1, 1996 (commencement of operations) to December 31, 1996.
(3) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and Fund to Fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(4) The Travelers has waived all of its fees for the period ended December 31, 1996. In addition, The Travelers has agreed to reimburse the Equity Income Portfolio, Large Cap Portfolio, Travelers Quality Bond Portfolio, Lazard International Stock Portfolio, MFS Emerging Growth Portfolio, Federated High Yield Portfolio, and Federated Stock Portfolio for $31,911, $32,035, $10,901, $12,454, $16,407, $9,268, and $15,460, respectively, of the
    Portfolios' expenses for the period ended December 31, 1996. If such fees were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              PER SHARE DECREASE              EXPENSE RATIOS WITHOUT
                       PORTFOLIO                           IN NET INVESTMENT INCOME       FEE WAIVERS AND REIMBURSEMENT+
------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio.................................            $ 0.12                             4.64%
Large Cap Portfolio.....................................              0.15                             4.66
Travelers Quality Bond Portfolio........................              0.03                             1.76
Lazard International Stock Portfolio....................              0.07                             2.87
MFS Emerging Growth Portfolio...........................              0.06                             2.09
Federated High Yield Portfolio..........................              0.04                             2.19
Federated Stock Portfolio...............................              0.08                             3.03

++ Total return is not annualized, as it may not be representative of the total return for the year. The total return would have been lower had expenses not been reduced during the period shown.
+   Annualized.

                                    SERIES-3

                                FUND DESCRIPTION
--------------------------------------------------------------------------------

The Series Trust is registered with the SEC as an open-end management investment company. The Series Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. An Agreement and Declaration of Trust dated October 11, 1991 (the "Declaration of Trust") authorizes the shares of the Series Trust to be divided into two or more series related to separate portfolios of investments, and further allows the Board of Trustees to establish additional portfolios at any time.

The Series Trust is currently divided into fourteen series (the "Portfolios"), each with its own investment objective and policies, all of which are diversified portfolios under the Investment Company Act of 1940, as amended ("1940 Act"). Eight Portfolios, as described below, are contained in this prospectus. The other Portfolios are described in a separate prospectus. While there is no assurance that a Portfolio will achieve its objective, each Portfolio endeavors to do so by following its investment policies as described below.

FUNDAMENTAL INVESTMENT POLICIES

Each of the Portfolios follows certain investment policies and adopts specific investment techniques which cannot be modified without shareholder approval. These "fundamental" investment policies are mandated by either the provisions of the The Investment Company Act of 1940, as amended (the "1940 Act") or pursuant to procedures that the Board of Trustees has decided to adopt. In contrast, each Portfolio also follows certain nonfundamental investment policies. Unlike the fundamental investment policies, nonfundamental policies may be changed, subject to the approval of the Board, at the discretion of the Investment Adviser or Subadviser for the affected Portfolio without shareholder approval. Except as noted, all of the investment policies discussed herein are nonfundamental.

                        TRAVELERS QUALITY BOND PORTFOLIO
                          ("TRAVELERS BOND PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The basic investment objective of Travelers Bond Portfolio is to seek current income, moderate capital volatility and total return.

INVESTMENT POLICIES

The assets of Travelers Bond Portfolio will be primarily invested in the following securities:

- money market obligations;
- treasury bills;
- repurchase agreements;
- commercial paper;
- bank certificates of deposit and bankers' acceptances; and
- publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments.

These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participation based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investment in longer term obligations may be made if the Investment Adviser concludes that the investment yields justify a longer term commit-

                                    SERIES-4
ment. No more than 25% of the value of Travelers Bond Portfolio's assets will be invested in any one industry.

The Portfolio will be actively managed and investments may be sold prior to maturity if deemed advantageous in light of factors such as market conditions or brokerage costs. While the investments of Travelers Bond Portfolio are generally not listed securities, there are firms which make markets in the type of debt instruments that Travelers Bond Portfolio holds. No problems of liquidity are anticipated with regard to the investments of Travelers Bond Portfolio.

From time to time, Travelers Bond Portfolio may commit to purchase new-issue government or agency securities on a "when-issued" basis (referred to throughout as "when-issued securities"). Travelers Bond Fund may also purchase and sell interest rate futures contracts to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of the Travelers Bond Portfolios securities. See attached Exhibit A for a more complete description of these investment techniques.

INVESTMENT RESTRICTIONS

The Travelers Bond Portfolio is subject to certain investment restrictions. Specifically, the Investment Adviser, on behalf of Travelers Bond Portfolio may:

- invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);
- borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;
- purchase interests in real estate represented by securities for which there is an established market;
- make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;
- acquire up to 10% of the voting securities of any one issuer (it is the present practice of Travelers Bond Portfolio not to exceed 5% of the voting securities of any one issuer);
- make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and
- invest up to 15% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of
  1933).

RISK FACTORS

The Investment Adviser will weigh considerations of risks, yield and ratings in implementing Travelers Bond Portfolio's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Travelers Bond Portfolio, but it is anticipated that they will be of investment grade or its equivalent. Debt instruments that the Portfolio purchases may, however, not be rated since such instruments may be government securities or of short durations. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

                      LAZARD INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Lazard International Stock Portfolio is to seek capital appreciation through investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).

                                    SERIES-5

INVESTMENT POLICIES

The Portfolio expects to invest its assets principally in the following:

- equity securities of non-U.S. companies, (although the Portfolio may have substantial investments in American Depository Receipts), ("ADRs" and Global Depository Receipts -- "GDRs");
- convertible bonds; and
- other convertible securities.

There is no requirement, however, that the Portfolio invest exclusively in common stocks or other equity securities, and, if deemed advisable, it may invest up to 20% of the value of its total assets in fixed-income securities and short-term money market instruments. The Portfolio will not invest in fixed-income securities rated lower than investment grade.

It is the present intention of the Subadviser to invest the Portfolio's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas and countries as the Subadviser may determine from time to time. Under normal market conditions, the Portfolio will invest at least 80% of the value of its total assets in the equity securities of companies within not less than three different countries (not including the United States). The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time in accordance with the judgment of the Subadviser.

In selecting investments for the Portfolio, the Subadviser attempts to identify inexpensive markets world-wide through traditional measures of value, including low price to earnings ratio, high yield, unrecognized assets, potential for management change and/or the potential to improve profitability. In addition, the Subadviser seeks to identify companies that it believes are financially productive and undervalued in those markets. The Subadviser focuses on individual stock selection (a "bottom-up" approach) rather than on forecasting stock market trends (a "top-down" approach).

The Subadviser recognizes that some of the best opportunities are in securities not generally followed by investment professionals. Thus the Subadviser relies on its research capability and also maintains a dialogue with foreign brokers and with the management of foreign companies in an effort to gather the type of "local knowledge" that it believes is critical to successful investment abroad. To this end, the Subadviser communicates with its offices in Paris, London and Tokyo, for information concerning current business trends, as well as for a better understanding of the management of local businesses. The information supplied by these affiliates will be limited to statistical and factual information, advice regarding economic factors and trends or advice as to occasional transactions in specific securities.

The Portfolio may enter into foreign currency forward exchange contracts in order to protect against anticipated changes in foreign currency exchange rates.

When, in the judgment of the Subadviser, business or financial conditions warrant, the Portfolio may assume a temporary defensive position and invest without limit in the equity securities of U.S. Companies or short-term money market instruments or hold its assets in cash.

Please review Exhibit A attached hereto for a more detailed discussion of the investment techniques the Portfolio will use to attempt to achieve its investment objectives. In addition, the Lazard International Stock Portfolio may engage in certain investment activities described in greater detail in the Exhibit A.

INVESTMENT RESTRICTIONS

The following represents the fundamental investment policies of the Portfolio. Please consult the SAI for additional information concerning investment restrictions.

The Lazard International Stock Portfolio may not:

- issue senior securities, borrow money or pledge or mortgage its assets, except that the Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. For purposes of this investment restriction, the

                                    SERIES-6

  Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes shall not constitute borrowing;
- make loans, except loans of portfolio securities not having a value in excess of 10% of the Portfolio's total assets and except that the Portfolio may purchase debt obligations in accordance with its investment objectives and policies;
- invest in illiquid securities if immediately after such investment more than 10% of the value of the Portfolio's net assets, taken at market value, would be invested in such securities;
- purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; provided, however, the Lazard International Stock Portfolio may purchase securities in an amount up to 5% of the value of its total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;
- purchase the securities of issuers conducting their principal business in the same industry, if the value of the Portfolio's investment exceeds 25% of the Portfolio's then current net asset value;
- purchase or sell real estate except in a manner consistent with specific rules described in greater detail in the SAI;
- purchase securities on margin;
- underwrite securities; or
- make investments for the purpose of exercising control or management.

RISK FACTORS

Lazard International Stock Portfolio may invest without limitation in foreign securities.

Investing in securities issued by foreign governments and corporations or entities involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

                         MFS EMERGING GROWTH PORTFOLIO
                               ("MFS PORTFOLIO")
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

MFS Portfolio's investment objective is to seek to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the MFS Portfolio's investment objective.

                                    SERIES-7

INVESTMENT POLICY

MFS Portfolio's policy is to invest primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks of companies that the Subadviser believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies.

Emerging growth companies can be of any size, and the MFS Portfolio may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.

The MFS Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

The MFS Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. (Refer to Exhibit A for a discussion of these investment techniques.) MFS may invest in, or write (as applicable), the following:

- foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments (see Exhibit A);

- foreign currency and forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies;

- foreign securities (up to 25% of its total assets) which may be traded on foreign exchanges (not including American Depository Receipts ("ADRs")). (It expects generally to invest between 0% to 10% in such securities.);

- emerging market securities;

- cash equivalents or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs;

- corporate asset-backed securities;

- covered call and put options and may purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes;

- stock index futures contracts and options thereon for hedging purposes and for non-hedging purposes, subject to applicable law;

- portfolio securities purchased on a "when-issued" or on a "forward delivery" basis; and

- loan participations.

While it is not generally MFS Portfolio's policy to invest or trade for short-term profits, it may dispose of a portfolio security whenever the Subadviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The

                                    SERIES-8
securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the MFS Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio which invests entirely in proven growth stocks.

During periods of unusual market conditions when the Subadviser believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of MFS Portfolio may be invested in cash or cash equivalents including, but not limited to, obligations of banks with assets of $1 billion or more (including certificates of deposit, bankers' acceptances and repurchase agreements), commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trusts or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See Exhibit A to this Prospectus for a description of U.S. Government obligations and certain short-term investments.

In addition, please see Exhibit A for a discussion of the following investment activities in which MFS Portfolio may engage: (i) lending of Portfolio securities; (ii) repurchase agreements; (iii) purchase and sales of restricted securities; (iv) when-issued securities; (v) corporate asset-backed securities;
(vi) loan participation and other direct indebtedness; (vi) foreign securities;
(vii) ADRs; (viii) emerging market securities; (ix) various futures and option trading techniques; and (x) lending of Portfolio securities.

INVESTMENT RESTRICTIONS

The MFS Portfolio is subject to certain fundamental investment restrictions listed below. The MFS Portfolio may not:

     - borrow amounts in excess of 33 1/3% of its assets including amounts borrowed and then only as a temporary measure for extraordinary or emergency purposes;

     - underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     - purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interest therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, future contracts and forward contracts) in the ordinary course of its business. The Portfolio does however, reserve the right to hold and sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, future contracts and forward contracts) acquired as a result of the ownership of securities;
     - issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

     - make loans to other persons. For these purposes, the purchase of commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Portfolio's assets in repurchase agreements, shall not be considered the making of a loan; or

     - purchase any securities of an issuer of a particular industry, if as a result, more than 25% of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

                                    SERIES-9

In addition to the fundamental investment restrictions listed directly above, the MFS Portfolio may not:

     - invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Portfolio's assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Portfolio's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and issued in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

     - purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

     - purchase any securities or evidences of interest therein on margin, except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of any transaction and except that the Portfolio may make margin deposits in connection with any type of swap, option, futures contracts and forward contracts;

     - sell any security which the Portfolio does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions;

     - pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, futures contracts and forward contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

     - purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indices of securities, swaps, foreign currencies and Futures Contracts;

     - invest for the purposes of exercising control or management; or

     - invest in the securities of any government agency or instrumentality, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Series to fail to comply with the diversification requirements imposed by Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations issued thereunder on segregated asset accounts that fund variable contracts.

RISK FACTORS

RISK FACTORS REGARDING LOWER RATED SECURITIES -- MFS Portfolio may invest to a limited extent in lower-rated fixed income securities or comparable unrated securities. Investments in lower-rated fixed income securities, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities. Because yields may vary over time, no specified level of income can ever be assured. In particular, securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or by Fitch Investors Services, Inc. ("Fitch") or comparable unrated securities (commonly known as "junk bonds") are considered speculative.

These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater

                                    SERIES-10
extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on MFS Portfolio's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, MFS Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in MFS Portfolio's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to MFS Portfolio but will be reflected in the net asset value of shares of MFS Portfolio. The market for these lower rated fixed-income securities may be less liquid than the market for investment grade fixed-income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Subadviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed-income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair value to meet redemption requests or to respond to changes in the market. No minimum rating standard is required by MFS Portfolio. To the extent MFS Portfolio invests in these lower rated fixed-income securities, the achievement of its investment objective may be more dependent on the Subadviser's own credit analysis than in the case of a Portfolio investing in higher quality bonds. While the Subadviser may refer to ratings issued by established credit rating agencies, it is not a policy of MFS Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Subadviser's own independent and ongoing review of credit quality.

MFS Portfolio may also invest in fixed income securities rated Baa by Moody's or BBB by S&P and Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

ADDITIONAL RISK FACTORS -- The net asset value of the shares of an open-end investment company which may invest to a limited extent in fixed income securities changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

THE USE OF OPTIONS, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES MAY RESULT IN THE LOSS OF PRINCIPAL, PARTICULARLY WHERE SUCH INSTRUMENTS ARE TRADED FOR OTHER THAN HEDGING PURPOSES (E.G., TO ENHANCE CURRENT YIELD).

As a result of its investments in foreign securities, MFS Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, MFS Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Subadviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Subadviser anticipates, for any other reason, that the exchange rate will improve, MFS Portfolio may hold such currencies for an indefinite period of time.

In addition, MFS Portfolio may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by MFS Portfolio is exercised or MFS Portfolio is unable to close out a forward contract. MFS Portfolio may hold foreign currency in anticipation of purchasing foreign securities. MFS Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the

                                    SERIES-11
judgment of the Subadviser, it is in the best interest of MFS Portfolio to do so. In such instances as well, MFS Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit MFS Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes MFS Portfolio to risk of loss if such rates move in a direction adverse to MFS Portfolio's position. Such losses could reduce any profits or increase any losses sustained by MFS Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect MFS Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

See Exhibit A for further discussion of foreign securities and the holding of foreign currency as well as the associated risks.

The policies described above are not fundamental and may be changed without shareholder approval, as may MFS Portfolio's investment objective. A change in MFS Portfolio's investment objective may result in MFS Portfolio having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in MFS Portfolio.

The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern MFS Portfolio's investment policies. The specific investment restrictions listed in the SAI may not be changed without shareholder approval (see "Investment Restrictions" in the SAI). MFS Portfolio's investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

                         FEDERATED HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Federated High Yield Portfolio is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

INVESTMENT POLICIES

The Federated High Yield Portfolio will invest primarily in fixed rate corporate debt obligations. The fixed rate corporate debt obligations in which the Federated High Yield Portfolio intends to invest are expected to be lower-rated (and higher risk), but may include investment grade securities as well. The fixed income securities in which the Portfolio may invest may involve equity features. Permitted investments currently include, but are not limited to, the following:

     - corporate debt obligations having fixed or floating rates of interest and which generally are rated BBB or lower by nationally recognized statistical rating organizations;
     - preferred stocks; foreign securities and ADRs;
     - asset backed securities;
     - equipment trust and lease certificates;
     - commercial paper;
     - zero coupon bonds;
     - pay-in-kind securities;
     - obligations of the United States;
     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives and Banks for Cooperatives; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; Student Loan Marketing Association; National Credit Union Administration and Tennessee Valley Authority;

                                    SERIES-12

     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;
     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less;
     - general obligations of any state, territory, or possession of the United States, or their political subdivisions; and
     - equity securities, including unit offerings that combine fixed rate securities common stock and common stock equivalents such as warrants, rights, and options.

The investment policies and limitations of the Federated High Yield Portfolio described herein may be changed without approval of shareholders, unless otherwise noted.

The corporate debt obligations in which the Federated High Yield Portfolio may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Federated High Yield Portfolio's investment Subadviser to be of comparable quality. See Exhibit B for a discussion of the rating agency criteria.

The Federated High Yield Portfolio is aggressively managed and, therefore, the value of its shares is subject to greater fluctuation and investments in its shares involve the assumption of a higher degree of risk than would be the case with an investment in a conservative equity fund or a growth fund investing entirely in proven growth equities.

Certain of the following investment techniques in which The Federated High Yield Portfolio may engage are described in greater detail in the attached Exhibit A:
(i) restricted securities; (ii) when-issued securities; (iii) temporary investments; (iv) repurchase agreements; (v) reverse repurchase agreements; (vi) various futures trading techniques; (vii) lending of portfolio securities;
(viii) floating and variable rate instruments; (ix) ADRs; (x) emerging market securities; (xi) temporary bank borrowing; (xii) corporate asset backed securities; (xiii) loan participation, and other direct indebtedness.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental. The Federated High Yield Portfolio will not:

     - borrow money directly or through reverse repurchase agreements (arrangements in which the Federated High Yield Portfolio sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Federated High Yield Portfolio may borrow up to one-third of the value of its net assets;
     - sell securities short except, under strict limitations, the Federated High Yield Portfolio may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; or
     - pledge assets except to secure permitted borrowing.

The following investment policies are nonfundamental and, subject to the Board's approval, may be changed without shareholder approval. The Portfolio will not:

     - commit more than 5% of the value of its total assets to premiums on open put option positions;
     - invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer;
     - invest more than 10% of the value of its total assets in foreign securities (foreign securities are defined for these purposes as either non-U.S. dollar denominated or which are not publicly traded in the United States); invest directly in minerals;
     - underwrite securities;
     - invest more than 5% in put options;
     - write covered call options unless the securities are held by the Portfolio;

                                    SERIES-13

     - invest in real estate, (although the Federated High Yield Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate); or
     - purchase the securities of other investment companies, except in limited situations.

RISK FACTORS

The corporate debt obligations in which the Federated High Yield Portfolio invests are usually not in the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's -- see Exhibit B for a more detailed discussion) but are in the lower rating categories or are unrated but are of comparable quality and have speculative characteristics or are speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimum acceptable rating for a security to be purchased or held in the Federated High Yield Portfolio's portfolio, and the Federated High Yield Portfolio may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. It should be borne in mind that credit ratings evaluate the safety of the principal and interest payments, and not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. There is an increased risk associated with such lower rated bonds that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Federated High Yield Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Federated High Yield Portfolio may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Federated High Yield Portfolio even though the Federated High Yield Portfolio receives no cash interest until the maturity or payment date of such securities.

                                    SERIES-14

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Federated High Yield Portfolio owns a bond which is called, the Federated Portfolio will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Federated Portfolio.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. The Federated Portfolio's Subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

        CREDIT RESEARCH. The Federated High Yield Portfolio's Subadviser will perform its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Federated High Yield Portfolio's Subadviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Federated High Yield Portfolio's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

        DIVERSIFICATION. The Federated High Yield Portfolio invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

        ECONOMIC ANALYSIS. The Federated High Yield Portfolio's investment adviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement of the Federated High Yield Portfolio's investment objectives may be more dependent on the Subadviser's credit analysis of lower rated bonds than would be the case if the Portfolio invested exclusively in higher rated bonds.

                           FEDERATED STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is to provide growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies. These companies generally are leaders in their industries and are characterized by sound management and the ability to finance expected growth. While there is no assurance that the Portfolio will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. Unless otherwise noted the investment policies and limitations described below for the Federated Stock Portfolio can be changed without the approval of shareholders.

INVESTMENT POLICIES

The Portfolio's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of major corporations. The Portfolio invests primarily in common stocks of companies selected by the Portfolio's Subadviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. Ordinarily, these companies will be in the top 25% of their industries with regard to revenues. However, other factors, such as product position or market share, will be considered by

                                    SERIES-15
the Portfolio's Subadviser and may outweigh revenues. Other permitted investments include, but are not limited to:

     - preferred stocks, corporate bonds, notes, and warrants of these companies. The prices of fixed income securities generally fluctuate inversely to the direction of interest rates;
     - U.S. government securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - money market instruments;
     - securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of American Depository Receipts ("ADRs") (in an amount of not more than 10% if its assets);
     - when-issued securities;
     - restricted and illiquid securities;
     - lending of portfolio securities; and
     - temporary bank borrowing.

See Exhibit A for a more detailed discussion of the above investments.

RISK FACTORS

As with other mutual funds that invest primarily in equity securities, the Federated Stock Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline in value over short or extended periods of time, and equity markets tend to be cyclical, experiencing both periods of when prices generally increase and periods when common stock prices generally decline.

INVESTMENT RESTRICTIONS

The fundamental investment restrictions of the Federated Stock Portfolio are set forth below. The Federated Stock Portfolio will not:

     - borrow money or pledge securities except, under certain circumstances, the Portfolio may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;
     - invest more than 5% of its total assets in the securities of one issuer (except cash and cash items and U.S. government securities);
     - acquire more than 10% of the voting securities of any one issuer;
     - invest in real estate, (although the Federated Stock Portfolio may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate).
     - issue senior securities;
     - trade in puts and calls; or
     - underwrite securities.

                              LARGE CAP PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Large Cap Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.

INVESTMENT POLICIES

The Subadviser normally invests at least 65% of the Portfolio's total assets in equity securities of companies with large market capitalizations. For purposes of the Portfolio's investment policies, large market capitalization companies are defined as those companies with market capitalizations of $1 billion or more at the time of the Portfolio's investment. Companies whose market capitalization falls below this level after purchase continue to be considered large-capitalized for purposes of the 65%

                                    SERIES-16
policy. The Large Cap Portfolio will invest primarily in common stocks. Other investments are allowed, including, but not limited to those described below. The Subadviser, on behalf of the Portfolios, may invest in, or write (as applicable), the following:

     - cash investments;
     - equity securities;
     - debt securities;
     - foreign securities;
     - repurchase agreements;
     - reverse repurchase agreements;
     - various futures and option related techniques and instruments;
     - ADRs;
     - emerging market securities;
     - lending of portfolio securities;
     - real estate related instruments;
     - corporate asset-backed securities;
     - loan participations and other direct indebtedness;
     - indexed securities;
     - short sales "against the box";
     - cash instruments;
     - swap agreements; and
     - restricted securities.

Please review Exhibit A for a detailed discussion of these investment techniques.

The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes, and to lend portfolio securities.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The Large Cap Portfolio may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as intended. The Portfolio seeks to spread investment risk by diversifying its holdings among companies and industries.

The Portfolio may not buy all of these instruments or use all of these techniques, and those described in Exhibit A, to the full extent permitted unless it believes that doing so will help achieve its goals. Current holdings and recent investment strategies are described in the Portfolio's financial reports which are sent to shareholders twice a year.

Purchase of a debt security is consistent with the Portfolio's debt quality policy if it is rated at or above the stated level by Moody's Investors Service, Inc., in the equivalent categories by Standard & Poor's Corporation, or is unrated but judged to be of equivalent quality by the Portfolio Investment Adviser. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to less than 35% of its assets.

The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

More detailed information about the Portfolio's investments policies and restrictions is contained in the SAI.

ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security prices.

                                    SERIES-17

RISK FACTORS

Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations. Large capitalization companies may have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.

INVESTMENT RESTRICTIONS

Set forth below are the Large Cap Portfolio's fundamental investment policies. The Portfolio may not:

     - with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than securities of other investment companies or securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio's would hold more than 10% of the outstanding voting securities of that issuer;
     - issue senior securities, except as permitted under the 1940 Act;
     - borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
     - underwrite securities issued by others, except to the extent that the Portfolio may be considered to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities;
     - purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
     - purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities or companies engaged in the real estate business);
     - purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);
     - lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;
     - the Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all the assets in the securities of a single open-end management investment company managed by the Subadviser or any affiliate or successor with substantially the same investment objective, policies, and limitations as the Portfolio.

THE FOLLOWING INVESTMENT LIMITATIONS ALONG WITH ALL OTHER POLICIES OR LIMITATIONS NOT SPECIFICALLY IDENTIFIED AS FUNDAMENTAL, ARE NOT FUNDAMENTAL.

     - The Portfolio does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

                                    SERIES-18

     - The Portfolio does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transaction, and provided that margin payments in connection with futures contracts and options on futures shall not constitute purchasing securities on margin.
     - The Portfolio may borrow money only (a) from a bank or from a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation definitions). The Portfolio will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the Portfolio's total assets. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The Portfolio will not borrow from other funds advised by the Subadviser or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
     - The Portfolio does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
     - The Portfolio does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which the Subadviser or an affiliate serves as investment adviser or (b) acquiring loans, loan participations (where such participations have not been securitized), or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
     - The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For the purposes of this limitation pass through entities and other special purpose vehicles or pools of financial assets such as issuers of asset backed securities or investment companies are not considered "business enterprises."
     - The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of the Subadviser who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.
     - The Portfolio does not currently intend to invest all of its assets in the securities of a single open-end management investment company sub-advised by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the Portfolio.

                            EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks reasonable income by investing primarily in income-producing equity securities. Normally, at least 65% of the Portfolio's total assets will be invested in these securities. The Portfolio

                                    SERIES-19
has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Portfolio does not expect to invest in debt securities of companies that do not have proven earnings or credit. When choosing the Portfolio's investments, the Subadviser also considers the potential for capital appreciation.

INVESTMENT POLICIES

The value of the Portfolio's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. The Subadviser may use various investment techniques to hedge the Portfolio's risks, but there is no guarantee that these strategies will work as the Subadviser intends. The Portfolio seeks to spread investment risk by diversifying its holdings among many companies and industries.

The Subadviser normally invests the Portfolio's assets according to its investment strategy. The Portfolio also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

Equity Income Portfolio may engage in trade of certain other securities and use other investment techniques as described more fully in Exhibit A attached hereto including: (i) equity securities; (ii) debt securities; (iii) foreign securities (including ADRs); (iv) repurchase agreements; (v) reverse repurchase agreements;
(vi) restricted securities; (vii) Portfolio lending (viii) various futures and options trading activities and techniques; (ix) emerging market securities; (x) real estate related instruments; (xi) loan participations and other direct indebtedness; (xii) indexed securities; (xiii) short sales "against the box;"
(xiv) cash instruments; and (xv) swap agreements.

The Portfolio may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by the Subadviser or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.

ADJUSTING INVESTMENT EXPOSURE. The Portfolio can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values.

RISK FACTORS

Lower-quality debt securities (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

INVESTMENT RESTRICTIONS

The Equity Income Portfolio is subject to the same fundamental and nonfundamental investment limitations as the Large Cap Portfolio described above. Please refer to "Large Cap -- Investment Restrictions" section of this prospectus and to the SAI for a complete discussion of such applicable limitations.

In addition to those limitations, the Equity Income Portfolio will conform its purchases of debt security to a stated debt quality policy. The Portfolio currently intends to limit its investments in lower than Baa-quality debt securities to 20% of its assets. (See Exhibit B for a discussion of rating agency procedures.) For example, the Portfolio may make purchases of lower-rated debt securities if such

                                    SERIES-20
securities are rated at or above the stated level by Moody's or rated in the equivalent categories of S&P, or is unrated but judged to be of equivalent quality by the Subadviser.

More detailed information about the Portfolio's investments is contained in Exhibit A and the Portfolio's SAI.

                        MID CAP DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Mid Cap Disciplined Equity Fund is to seek growth of capital by investing primarily in a broadly diversified portfolio of U.S. common stocks.

The investment Subadviser's approach to equity management is designed to provide diversified exposure to the mid and small capitalization segments of the U.S. equity market. Travelers Investment Management Company ("TIMCO") selects stocks with a primarily quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the portfolio to mirror the overall risk, sector weightings and style characteristics of the Standard & Poor's 400 stock index ("S&P 400 Index"). The S&P 400 Index is a value-weighted stock index consisting of 400 mid-sized U.S. companies.

Stock selection is based on the intersection of various appraisal models reflecting valuation, earnings, and relative price performance. Valuation rankings are derived by comparing price/earnings ratios relative to expected long-term earnings growth. Stocks are also ranked on the trend and magnitude of reported earnings, earnings surprises and changes in analysts' earnings estimates. These fundamental appraisal factors are supplemented by an analysis of short-term price changes exhibited by individual securities that deviate significantly from related industry group performance.

Portfolio decision-making follows a disciplined process. Stocks which are ranked favorable by TIMCO's appraisal models are reviewed by a team of senior portfolio managers. A sophisticated risk model is used to evaluate each stock's potential contribution to overall portfolio risk. Stocks that are determined to be underpriced on a risk-adjusted basis are overweighted in the portfolio relative to the S&P 400 Index.

Conversely, TIMCO will sell a stock holding if the earnings outlook for the issuing company becomes less favorable or the stock's valuation is no longer attractive relative to the company's expected growth rate or risk.

The Mid Cap Disciplined Equity Fund will use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

The Mid Cap Disciplined Equity Fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Mid Cap Disciplined Equity Fund will set aside an amount of cash and cash equivalents equal to the total market value of the futures contact, less the amount of the initial margin. At no time will the Mid Cap Disciplined Equity Fund's transactions in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Mid Cap Disciplined Equity Fund will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The Mid Cap Disciplined Equity Fund may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. It may also purchase

                                    SERIES-21
index or individual equity call options as an alternative to holding stocks or stock index futures, or purchase index or individual equity put options as a defensive measure.

RISK FACTORS

There can, of course, be no assurance that the Mid Cap Disciplined Equity Fund will achieve its investment objective since there is uncertainty in every investment. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security. In addition, there may be more risk associated with the Mid Cap Disciplined Equity Fund to the extent that it invests in small or mid-sized companies. More risk is associated with investment in small or mid-sized companies than with larger companies because such companies may be dependent on only one or two products and may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small or mid-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, which may affect marketabilty. The prices of these stocks often fluctuate more than the overall stock market.

FUNDAMENTAL INVESTMENT POLICIES

The investment policies of the Mid Cap Disciplined Equity Fund are fundamental and may not be changed without a vote of the majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940 ("1940 Act"). These policies permit the Fund to:

      1. invest up to 5% of its assets in the securities of any one issuer;

      2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

      3. pledge up to 10% of its assets to secure borrowings;

      4. invest up to 25% of its assets in the securities of issuers in the same industry; and

      5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of the Mid Cap Disciplined Equity Fund, as defined in the 1940 Act. The Mid Cap Disciplined Equity Fund may not:

      1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

      2. invest in more than 10% of any class of securities of any one issuer;

      3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

      4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 33 1/3% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; the Mid Cap Disciplined Equity Fund has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of the Mid Cap Disciplined Equity Fund computed at cost;

      5. underwrite securities, except that the Mid Cap Disciplined Equity Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent

                                    SERIES-22
         with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

      6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

      7. invest for the primary purpose of control or management;

      8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

      9. make loans, except that the Mid Cap Disciplined Equity Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

     10. invest more than 25% of its total assets in the securities of issuers in any single industry;

     11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

     12. invest in interests in oil, gas or other mineral exploration or development programs; or

     13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. The Mid Cap Disciplined Equity Fund is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of TIMCO have a substantial interest.

The Mid Cap Disciplined Equity Fund may make investments in an amount of up to 15% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when the Mid Cap Disciplined Equity Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. The Mid Cap Disciplined Equity Fund will not bear the expense of such registration. The Mid Cap Disciplined Equity Fund intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 15% limitation, the Mid Cap Disciplined Equity Fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Although none of the Portfolios intend to invest for the purpose of seeking short-term profits, securities held by each Portfolio will be sold whenever the Portfolio's investment adviser or Subadviser believes it is appropriate to do so in light of the Portfolio's investment objective, without regard to the length of time a particular security may have been held. For 1996, the Portfolio turnover rates were as follows: Quality Bond Portfolio, 35%; Lazard International Stock Portfolio, 9%; MFS Emerging Growth Portfolio, 49%; Federated High Yield Portfolio, 23%; Federated Stock Portfolio, 11%; Large Cap Portfolio, 57% (annualized); and Equity Income Portfolio, 14% (annualized). Because the Mid Cap Disciplined Equity Portfolio is new, no Portfolio turnover information is presently available. We anticipate this Portfolio turnover rate to be approximately 100-125%.

                                    SERIES-23

                               BOARD OF TRUSTEES
--------------------------------------------------------------------------------

Under Massachusetts law, the Series Trust's Board of Trustees has absolute and exclusive control over the management and disposition of all assets of the Series Trust. Subject to the provisions of the Declaration of Trust, the business and affairs of the Series Trust shall be managed by the Trustees or other parties so designated by the Trustees. Information relating to the Board of Trustees, including its members and their compensation, is contained in the SAI.

                               INVESTMENT MANAGER
--------------------------------------------------------------------------------

As described above, the Board of Trustees monitors the activities of those entities which provide investment management and Subadvisory services to the Portfolios. The Travelers Asset Management International Corporation ("TAMIC," also referred to throughout this prospectus as the "Investment Adviser") provides investment supervision to the Portfolios described herein (with the exception of the Quality Bond Portfolio) in accordance with each Portfolio's investment objectives, policies and restrictions. TAMIC'S responsibilities generally include the following:

     (1) engaging the services of one or more firms to serve as investment adviser to the Portfolios;

     (2) reviewing from time to time the investment policies and restrictions of the Portfolios in light of the Portfolio's performance and otherwise and after consultation with the Board, recommending any appropriate changes to the Board;

     (3) supervising the investment program prepared for the Portfolios by the Subadviser;

     (4) monitoring, on a continuing basis, the performance of the Portfolio's securities;

     (5) arranging for the provision of such economic and statistical data as TAMIC shall determine or as may be requested by the Board; and

     (6) providing the Board with such information concerning important economic and political developments as TAMIC deems appropriate or as the Board requests.

TAMIC is a registered investment adviser which has provided investment advisory services since its incorporation in 1978. TAMIC is an indirect wholly owned subsidiary of Travelers Group, Inc., and its principal offices are located at One Tower Square, Hartford, Connecticut, 06183. In addition to providing investment advice to the Portfolio, TAMIC also acts as investment adviser for other investment companies used to fund variable insurance products. TAMIC also provides investment advice to individual and pooled pension and profit-sharing accounts and non-affiliated insurance companies. For serving as investment adviser to the Trust, TAMIC receives a fee, equal to the average daily net asset value of each of the following Portfolios: Lazard International Stock Portfolio 0.35%; MFS Emerging Growth 0.375 %; Federated High Yield Portfolio 0.25%; Federated Stock Portfolio 0.25%; Large Cap Portfolio 0.30%; Equity Income Portfolio 0.30%; and Mid Cap Disciplined Equity Fund 0.70%. Investment Advisory fees are computed daily and are paid monthly. These fees do not reflect the Subadvisory fees paid to the Subadvisers. Additionally, TAMIC provides investment advisory services to the Travelers Bond Quality Portfolio.

QUALITY BOND PORTFOLIO
INVESTMENT ADVISER: TAMIC

Under its Investment Advisory Agreement with the Trust, TAMIC is paid an amount equivalent on an annual basis to .3233% of the average daily net assets of the Portfolio. The fee is computed daily and paid monthly.

PORTFOLIO MANAGER

The Portfolio is managed by F. Denney Voss. Mr. Voss joined The Travelers Insurance Company in 1980 and currently Mr. Voss is a Senior Vice President of The Travelers Insurance Company. Mr. Voss is also a Vice President of TAMIC. Mr. Voss has also managed TAMIC's Quality Bond Account for

                                    SERIES-24

Variable Annuities since March 1995 and has been responsible for managing the Travelers portfolios backing general account insurance products since August 1994. Prior to transferring to the Travelers Securities Department in 1994, Mr. Voss performed various sales and trading functions for Smith Barney Inc., a Travelers Group subsidiary.

                             INVESTMENT SUBADVISERS
--------------------------------------------------------------------------------

GENERAL

Under the terms of the Investment Advisory and Subadvisory Agreements, the Subadviser provides an investment program for the Portfolios. The Subadvisers make all determinations with respect to the purchase and sale of the portfolio securities (subject to the terms and conditions of the investment objectives, policies, and restrictions of the Portfolio and to the supervision of the Board of Trustees and TAMIC) and places, in the name of the Portfolio, call orders for execution of the portfolio transactions. In addition, only Fidelity Management Resource, Inc. ("FMR") also executes the offers, while MFS, Lazard and Federated only place the orders for TAMIC to execute.

For services rendered to the Portfolios, the Subadvisers charge a fee to TAMIC. The Portfolios do not pay the Subadvisers' fee nor any part thereof, nor will they have any obligation or responsibility to do so. The Subadvisory fees that TAMIC pays to the various Subadvisers are not dependent on the particular Portfolio's performance.

LAZARD INTERNATIONAL STOCK PORTFOLIO
SUBADVISER: LAZARD ASSET MANAGEMENT

Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10020, has entered into an investment Subadvisory agreement (the "Lazard Subadvisory Agreement") on behalf of the Portfolio with TAMIC to provide Subadvisory services to the Lazard International Stock Portfolio. Pursuant to the Lazard Subadvisory Agreement, Lazard will regularly provide the Portfolio with investment research, advice and supervision and furnish continuously an investment program for the Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

Lazard Asset Management is a division of Lazard & Co. LLC ("Lazard"), a New York limited liability company, which is registered as an investment adviser with the Commission and is a member of the New York, American and Midwest Stock Exchanges. Lazard provides its clients with a wide variety of investment banking, brokerage and related services in addition to asset management services.

Under its Subadvisory Agreement with TAMIC, Lazard is paid an amount equivalent on an annual basis of .475% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF LAZARD PORTFOLIO

Herbert Gullquist is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Gullquist is a Managing Director and Chief Investment Officer of Lazard, and has been with the Subadviser since 1982. He has been the President of The Lazard Funds, Inc., which includes several mutual funds including the Lazard International Stock Portfolio, a publicly traded mutual fund offered by Lazard since that fund's inception in 1991.

MFS PORTFOLIO
SUBADVISER: MFS

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of MFS were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of Febru-

                                    SERIES-25
ary 28, 1997. As of such date, MFS managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities. Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

Under its Subadvisory Agreement with TAMIC, MFS is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF MFS PORTFOLIO

John W. Ballen a Senior Vice President of MFS, serves as a co-manager of the MFS Portfolio and in such capacity Mr. Ballen is charged with responsibility for the day-to-day operations of the MFS Portfolio. Mr. Ballen has been employed as a portfolio manager by MFS since 1984. Mr. Ballen is a graduate of Harvard College, University of New South Wales, and Stanford University Graduate School of Business Administration.

Also charged with management of the Fund is Toni Shimura, who joined MFS in 1987 as a member of the Research Department. A graduate of Wellesley College and the Sloan School of Management at the Massachusetts Institute of Technology, she was named Investment Officer in 1990, Assistant Vice President -- Investments in 1991, and Vice President -- Investments in 1992. She also manages MFS Emerging Growth Series, Series of MFS Variable Insurance Trust, since November 1995.

FEDERATED HIGH YIELD PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated") a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the 1940 Act. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across more than 300 funds under management and/or administration by its subsidiaries, as of December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.

Pursuant to an agreement between TAMIC and Federated, Federated acts as the Subadviser for the Federated High Yield Portfolio. In its capacity as Subadviser, Federated continually conducts investment research and supervision for the Federated Portfolio and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the investment adviser.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .40% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF THE FEDERATED HIGH YIELD PORTFOLIO

Mark E. Durbiano serves as the Federated High Yield Portfolio manager. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of an affiliate of the Portfolio's subadviser since January, 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of an affiliate of Federated. Mr. Durbiano is a Chartered Financial Analyst and received his MBA in Finance from the University of Pittsburgh.

                                    SERIES-26

FEDERATED STOCK PORTFOLIO
SUBADVISER: FEDERATED INVESTMENT COUNSELING

Federated also serves as the Subadviser to the Federated Stock Portfolio. (See "Federated High Yield Portfolio--Background" above for a discussion of Federated.)

Federated serves as Subadviser to the Federated Stock Portfolio pursuant to an agreement between itself and TAMIC. Pursuant to this agreement, Federated will continually conduct investment research and supervision for the Portfolio and is responsible for the purchase or sale of portfolio instruments.

Under its Subadvisory Agreement with TAMIC, Federated is paid an amount equivalent on an annual basis to .375% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

MANAGEMENT OF FEDERATED STOCK PORTFOLIO

Peter R. Anderson serves as the Federated Stock Portfolio's co-manager. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of an affiliate of the Subadviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

Scott B. Schermerhorn serves as the Federated Stock Portfolio's co-manager. Mr. Schermerhorn joined Federated Investors in 1996 as Vice President of an affiliate of the Subadviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.

LARGE CAP PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Fidelity Management & Research Company ("FMR"), pursuant to a Subadvisory Agreement with TAMIC, serves as the investment Subadviser to the Large Cap Portfolio. FMR is an investment adviser registered as such with the SEC. Its principal office is located at 82 Devonshire Street, Boston, MA 02109-3614.

All of the stock of FMR is owned by FMR Corp., its parent company organized in 1972. Through ownership of voting common stock and the execution of a shareholders' voting agreement, Edward C. Johnson 3rd, Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR. Corp.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annualized basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

FMR has sub-subadvisory agreements with FMR U.K. and FMR Far East. TAMIC is also a party to these agreements in its capacity as Investment Adviser. These sub-Subadvisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-subadvisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing such services.

The sub-Subadvisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 60% of its management fee rate with respect to a Portfolio's investments that the sub-Subadviser manages on a discretionary basis.

MANAGEMENT OF LARGE CAP PORTFOLIO

Thomas B. Sprague is the manager of Large Cap Portfolio. Mr. Sprague is also the manager of Fidelity Adviser Large Cap Fund and Fidelity Large Cap Stock Fund which are publicly offered retail mutual funds. He joined Fidelity in 1985. Mr. Sprague is a graduate of Cornell University and Wharton School of Business.

                                    SERIES-27

EQUITY INCOME PORTFOLIO
SUBADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FMR, pursuant to a Subadvisory Agreement with TAMIC, also serves as the Subadviser to the Equity Income Portfolio. See "Large Cap
Portfolio -- Subadviser: Fidelity Resource Management" above for a discussion of FMR.

Under its Subadvisory Agreement with TAMIC, FMR is paid an amount equivalent on an annual basis to .45% of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

Stephen Petersen is manager of Equity Income Portfolio. He also manages Fidelity Equity Income Fund, a publicly traded mutual fund. Mr. Petersen is also Senior Vice President of Fidelity Management Trust Co. Previously, he was vice president and manager of several trust accounts. Mr. Petersen joined Fidelity in October 1980.

MID CAP DISCIPLINED EQUITY FUND
SUBADVISER: TRAVELERS INVESTMENT MANAGEMENT COMPANY (TIMCO)

The subadviser to the Portfolio is Travelers Investment Management Company (TIMCO), a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc. TIMCO also acts as investment adviser or subadviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of The Travelers Insurance Company. For its investment subadvisory services, TIMCO receives a fee from TAMIC equal, on an annual basis, to 0.35% of the Portfolio's average daily net assets.

MANAGEMENT OF MID CAP DISCIPLINED EQUITY FUND

The investment professionals responsible for the daily operations of the Fund are Kent A. Kelley, Sandip A. Bhagat and Jake E. Hurwitz. Mr. Kelley is Chief Executive Officer, and a director of TIMCO. He has been with Travelers since 1976. In addition to earning a Bachelors degree from New York University and a Masters degree from Yale University, Mr. Kelley is also a Chartered Financial Analyst.

Mr. Bhagat is President and a director of TIMCO. He has been with Travelers since 1987. In addition to a Bachelors of Science degree from the University of Bombay, he also earned two Masters degrees (in Chemical Engineering and in Finance) from the University of Connecticut. Mr. Bhagat was designated a Chartered Financial Analyst in 1991.

Mr. Hurwitz is a senior portfolio manager for TIMCO. He has been with Travelers since 1986. Mr. Hurwitz earned a Bachelors of Arts degree from Vanderbilt University and two Masters degrees; one from the University of California (History) and one from New York University (Business Administration: Finance and International Business). Mr. Hurwitz received his Chartered Financial Analyst designation in 1984.

                              FUND ADMINISTRATION
--------------------------------------------------------------------------------

The Series Trust, on behalf of MFS Emerging Growth Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Lazard International Stock Portfolio, Travelers Quality Bond Portfolio and Mid Cap Disciplined Equity Fund entered into an Administrative Services Agreement, whereby Travelers Insurance will be responsible for the pricing and bookkeeping services for the portfolios at an annualized rate of .06% of the daily net assets of the Portfolios. The Travelers Insurance Company at its expense may appoint a sub-administrator to perform these services. The sub-administrator may be affiliated with The Travelers Insurance Company.

The Series Trust, on behalf of the Large Cap Portfolio and Equity Income Portfolio entered into a Service Agent Agreement with Fidelity Service Company to provide pricing and bookkeeping services

                                    SERIES-28
to the two Portfolios at an annualized rate of .06% of the daily net assets of the Portfolios under $500 million, and .03% over $500 million. There is a minimum total annual fee of $60,000 per Portfolio.

The Series Trust has entered into a sub-contract with Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, under the terms of which FIIOC performs certain transfer and dividend-disbursing services for Large Cap and Equity Income Portfolios.

                            SECURITIES TRANSACTIONS
--------------------------------------------------------------------------------

Under policies established by the Board of Trustees, the Subadvisers select broker-dealers to execute transactions subject to the receipt of best execution. When selecting broker-dealers to execute portfolio transactions for the Portfolios, the Subadvisers may follow a policy of considering as a factor the number of shares of a Portfolio sold by such broker-dealers. In addition, broker-dealers may from time to time be affiliated with the Series Trust, the investment advisers or their affiliates.

The Portfolios may pay higher commissions to broker-dealers which provide research services. The Subadvisers may use these services in advising the Portfolios, as well as in advising their other clients.

                                 FUND EXPENSES
--------------------------------------------------------------------------------

In addition to the investment advisory fees discussed above, the other principal expenses of the Series Trust and the Portfolios include the charges and expenses of the transfer agent, the custodian, the independent auditors, and any outside legal counsel employed by either the Series Trust or the Board of Trustees; the compensation for the unaffiliated members of the Board of Trustees; the costs of printing and mailing the Series Trust's prospectus, proxy solicitation materials, and annual, semiannual and periodic reports; brokerage commissions, interest charges and taxes; and any registration, filing and other fees payable to government agencies in connection with the registration of the Series Trust and its shares under federal and state securities laws. Higher portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolios, as well as additional gains and/or losses to shareholders.

Pursuant to a Management Agreement dated May 1, 1993, between the Series Trust and the Company, the Company agreed to reimburse the Series Trust for the amount by which each Portfolio's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed a certain maximum percentage of each Portfolio's average net assets for any fiscal year. For Lazard International Stock Portfolio the maximum amount is 1.25%, Travelers Quality Bond Portfolio is 0.75%. For all other Portfolios described herein, the amount is 0.95%. This agreement will remain in effect until terminated by either party upon sixty days' notice.

                           SHARES OF THE SERIES TRUST
--------------------------------------------------------------------------------

The Series Trust currently issues one class of shares divided into thirteen separate series. Under the Declaration of Trust, the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Series Trust. All shares of each series of the Series Trust have equal voting, dividend and liquidation rights. When issued and paid for, the shares will be fully paid and nonassessable by the Series Trust and will have no preference, conversion, exchange or preemptive rights.

Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Shares of each series are entitled to vote separately to approve investment advisory agreements or changes in fundamental investment restrictions, but shares of all series vote together in the election of Trustees and the selection of accountants. Shares are redeemable, transferable and freely assignable as collateral. There are no sinking fund provisions. (See the accompanying separate

                                    SERIES-29
account prospectus for a discussion of voting rights applicable to purchasers of variable annuity and variable life insurance contracts.)

Shares of the Series Trust are currently sold only to insurance company separate accounts in connection with variable annuity and variable life insurance contracts issued by the Company. Shares are not sold to the general public. The Trust reserves the right to reject any purchase request. Shares of the Series Trust are sold on a continuing basis, without a sales charge, at the net asset value next computed after payment is made by the insurance company to the Series Trust's custodian. However, the separate accounts to which shares are sold may impose sales and other charges, as described in the appropriate contract prospectus.

Under Massachusetts law, it is possible that a shareholder of any series may be held personally liable for a Portfolio's obligations. However, the Series Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the Series Trust's obligations and provides indemnification from Series Trust assets for any shareholder held personally liable for the Series Trust's obligations. Disclaimers of such liability are included in each agreement entered into by the Series Trust or its Portfolios.

Although the Series Trust is not currently aware of any disadvantages to contract owners of either variable annuity or variable life insurance contracts because the Series Trust's shares are available with respect to both products, an irreconcilable material conflict may conceivably arise between contract owners of different separate accounts investing in the Series Trust due to differences in tax treatment, management of the Trust's investments, or other considerations. The Series Trust's Board of Trustees will monitor events in order to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and will determine what action, if any, should be taken in the event of such a conflict.

                                NET ASSET VALUE
--------------------------------------------------------------------------------

The net asset value of a Portfolio share is computed as of the close of trading on each day on which the New York Stock Exchange is open for trading, except on days when changes in the value of the Portfolio's securities do not affect the current net asset value of its shares. The net asset value per share is arrived at by determining the value of the Portfolio's assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Portfolios value short-term money market instruments with maturities of sixty days or less at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other investments are valued at market value, or where market quotations are not readily available, at fair value as determined in good faith by the Series Trust's Board of Trustees or by a committee appointed by the Trustees. The procedure set forth above need not be used to determine the value of the securities owned by a portfolio if, in the opinion of the Trustees or the committee appointed by the Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded off an exchange) would more accurately reflect the fair market value of such securities.

Full and fractional shares of the Portfolios may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt by the Portfolio of a proper redemption request. The redemption value is the net asset value adjusted for fractions of a cent and may be more or less than the shareholder's cost depending upon changes in the value of the Portfolio's securities between purchase and redemption.

The Portfolio computes the redemption value at the close of the New York Stock Exchange ("Exchange") at the end of the day on which they have received all proper documentation from the shareholder. Redemption proceeds are normally wired or mailed either the same or the next business day, but in no event later than seven days thereafter.

                                    SERIES-30

The Series Trust or the Portfolio may temporarily suspend the right to redeem their shares when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (4) the SEC, for the protection of shareholders, so orders.

                                   TAX STATUS
--------------------------------------------------------------------------------

The Series Trust and its Portfolios have qualified and intend to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. A Portfolio qualifies if, among other things, it distributes to its shareholders at least 90% of its investment company taxable income during each fiscal year.

                           DIVIDENDS AND DISTRBUTIONS
--------------------------------------------------------------------------------

Capital gains and dividends are distributed in cash or reinvested in additional shares of a Portfolio without a sales charge. Although purchasers of variable contracts are not currently subject to federal income taxes on distributions made by the Portfolios, they may be subject to state and local taxes and should review the accompanying contract prospectus for a discussion of the tax treatment applicable to purchasers of variable annuity and variable life insurance contracts.

                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings affecting the Series Trust or the Portfolios.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Except as otherwise stated in this Prospectus or as required by law, the Series Trust reserves the right to change the terms of the offer stated in this Prospectus without shareholder approval, including the right to impose or change fees for services provided.

                                    SERIES-31

                                   EXHIBIT A
--------------------------------------------------------------------------------

                DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND
               INVESTMENT TECHNIQUES AVAILABLE TO THE PORTFOLIOS

The following types of investments and investment techniques are available to the Portfolios as set forth herein or in the prospectus. Please refer to the investment objective and policies of each Portfolio for a list of available investments.

CASH INSTRUMENTS

The Portfolios may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as: commercial paper (generally lower-rated); short-term notes; obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities (see "U.S. Government Obligations" below).

SHORT-TERM MONEY MARKET INSTRUMENTS

Certain of the Portfolios, including the Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments; provided, however, that, for the Lazard International Stock Portfolio only, such investments will not ordinarily exceed 5% of the total assets of the Portfolio. Short-term money market instruments in which the Portfolio may invest include
(i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Portfolio and, for Lazard International Stock, Portfolios.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

Certain of the Portfolios, including the Federated High Yield, Large Cap, Equity Income, Mid Cap Disciplined Equity and the Lazard Stock International Portfolio may purchase certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Bankers' Acceptances are short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted " by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. The MFS Portfolio may use this investment technique.

Certificates of deposit will be limited to U.S. dollar denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations which are insured by the FDIC).

                                    SERIES-32

U.S. GOVERNMENT OBLIGATIONS

All of the Portfolios may invest in direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by the full faith and credit of the U.S. Treasury.

The Federated, Large Cap, and Equity Income Portfolios may also invest in U.S. Government obligations which may not always receive financial support from the U.S. government including obligations of the:

     - Federal Land Banks;
     - Central Bank for Cooperatives;
     - Federal Intermediate Credit Banks;
     - Federal Home Loan Banks;
     - Farmers Home Administration; and
     - Federal National Mortgage Association.

EQUITY SECURITIES

Certain of the Portfolios, including MFS, Large Cap, Equity Income and Mid Cap Disciplined Equity, may invest in equity securities. By definition, equity securities include common stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. The Federated High Yield, Large Cap, and Equity Income Portfolios may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

DEBT SECURITIES

Additionally, the Portfolios' investments may be made in bonds and other debt instruments used by issuers to borrow money from investors. Debt instruments involve the promise, by the issuer of the instrument to pay the investor a fixed or variable rate of interest. Such repayment will occur at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial condition of issuers.

Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Certain of the Portfolios may be permitted to invest in such lower-quality debt securities.

If market quotations are unavailable, lower-quality debt securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Adverse publicity and changing investor perceptions may effect the ability of outside pricing services to value lower-quality debt securities, and the Portfolios' ability to dispose of those securities.

FLOATING AND VARIABLE RATE INSTRUMENTS

The Lazard International Stock Portfolio, Large Cap, Equity Income, Federated High Yield and Mid Cap Disciplined Equity Portfolios may purchase obligations that have a floating or variable rate of

                                    SERIES-33
interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Portfolio limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The Investment Subadviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Portfolio's right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Portfolio elects to demand payment and the date payment is due, such events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Portfolio's custodian, subject to a subcustodian agreement approved by the Portfolio between that bank and the Portfolio's custodian.

The floating and variable rate obligations that the Portfolio may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Investment adviser and Subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the Portfolios will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the Investment adviser or Subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The investment adviser and Subadviser intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

REPURCHASE AGREEMENTS

The Travelers Quality Bond, Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, Equity Income and Mid Cap Disciplined Equity Portfolios each may enter into repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities and or other securities to a Portfolio and each agrees at the time of the sale to repurchase the securities at a mutually agreed upon time and price. Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties (e.g., banks or broker-dealers meeting the investment advisor's credit quality standards as presenting minimal risk of default). Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

                                    SERIES-34

In any repurchase agreement, the risk that the original seller does not repurchase the securities as called for in the repurchase agreement exists. A Portfolio could receive less than the repurchase price on any sale of such securities. Additionally, if the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Portfolio's right to liquidate the securities may be restricted (during which time the value of the securities could decline). The Investment Adviser and Subadviser, however, each believe that under the regular procedures normally in effect for custody of the Portfolio's securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Portfolio and allow retention or disposition of such securities.

Each of the Portfolios may adopt rules concerning the collateralization of repurchase agreements so long as the repurchase agreement is collateralized fully.

The Portfolios will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the particular Portfolio's adviser to be creditworthy pursuant to guidelines established for the Portfolio.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

The Portfolio or its custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily.

REVERSE REPURCHASE AGREEMENTS

The Federated High Yield, Federated Stock, Large Cap, Lazard International Stock, Equity Income, and Mid Cap Disciplined Equity Portfolios may enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Large Cap and Equity Income Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the Subadviser. Such transactions may increase fluctuations in the Portfolio's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreement are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. The foregoing sentence does not apply to the Large Cap or Equity Income Portfolios.

WHEN-ISSUED SECURITIES

Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. Transactions of this type are arrangements in which the particular Portfolio purchases securities with payment and delivery scheduled for a future time. Their purpose is to help to ensure the availability of suitable securities.

The prices of such securities will be fixed at the time the commitment to purchase is made, and may be expressed in either dollar price or yield maintenance terms. Such commitment to purchase may be viewed as a senior security, and generally will be marked to market and reflected in the Portfolio's

                                    SERIES-35

Accumulation Unit Value daily from the commitment date. Delivery and payment may be at a future date beyond customary settlement time.

It is the customary practice of Travelers Quality Bond Portfolio to make when-issued purchases for settlement no more than 90 days beyond the commitment date. The Travelers Quality Bond Portfolio may only purchase when issued securities of new issue government or agency securities.

While it is the intention of each Portfolio to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. For example, Travelers Quality Bond Portfolio does not make payment or begin to accrue interest on these securities until settlement date. In order to invest its assets pending settlement, Travelers Quality Bond Portfolio will normally invest in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

Travelers Quality Bond Portfolio does not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the General Policy Statement of the SEC thereunder, when Travelers Quality Bond Portfolio commits to purchase a when-issued security, it will identify and place in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities

The Investment Adviser and Subadvisers engaged in trades of when issued securities each believes that purchasing securities in this manner will be advantageous. This practice, however does include certain risks, namely the default of the counterparty on its obligation to deliver the security as scheduled. In this event, an affected Portfolio would endure a loss (or gain) equal to the price appreciation (or depreciation) in value from the commitment date. Further, such failure to complete a transaction may cause the affected Portfolio to miss other opportunities.

To guard against such risks, the Investment Adviser and Subadviser employ a rigorous credit quality procedure in determining the counterparties with which it will deal in when-issued securities and, in some circumstances, will require the counterparty to post cash or some other form of security as margin to protect the value of its delivery obligation pending settlement.

It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and the Portfolios do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such bases, the Portfolios will establish a segregated account consisting of cash, short-term money market instruments or high quality debt securities equal to the amount of the commitments to purchase when-issued securities.

The MFS Portfolio may engage in trades of when-issued securities. The value of this Portfolio's securities, together with the value of all securities of the issuer of the "when-issued security" may not exceed 5% of the value of the Portfolio's total assets at the time that the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued basis may increase the volatility of its net asset value.

A Portfolio may dispose of a commitment prior to settlement if the adviser deems it appropriate to do so. In addition, the Portfolio may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. A Portfolio may realize short-term profits or losses upon the sale of such commitments.

FUTURES CONTRACTS

Certain of the Portfolios including Large Cap, Equity Income, MFS, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may use exchange-traded financial futures for various purposes including contracts as a hedge to protect against changes in interest rates or stock prices. Financial futures contracts consist of stock index futures contracts and futures contracts on debt securities. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is a contractual obligation to buy or sell a specified index of stocks at a future date for a fixed price.

                                    SERIES-36

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. Conversely, any appreciation in the value of the portfolio securities will substantially be offset by depreciation in the value of the futures position. At no time will any Portfolios' futures trading transactions be employed for speculative purposes.

Stock index futures may be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

When a futures contract is purchased, the Portfolios will set aside liquid securities equal to the total market value of the futures contract, less the amount of the initial margin.

Positions taken in the futures market are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the debt security and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if less, a loss. While futures positions taken by the Portfolios will usually be liquidated in this manner, the Portfolios may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must be taken into account. There can be no assurance that the Portfolios will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

All interest rate and stock index futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Portfolios will enter into futures contracts for hedging purposes only, i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the SEC. The Portfolios will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, or for other risk reduction strategies, though there can be no assurance the expected result will always be achieved.

TRANSACTIONS IN OPTIONS, FUTURES AND FORWARD CONTRACTS: Several of the Portfolios, including the Large Cap, Equity Income, Lazard International Stock, MFS and Mid Cap Disciplined Equity may enter into transactions in options, futures and forward contracts on a variety of instruments and indices, in order to protect against declines in the value of portfolio securities or increases in the cost of securities or other assets to be acquired and, subject to applicable law, to increase MFS Portfolio's gross income or in the case of Large Cap and Equity Income Portfolios to adjust investment exposure.

SPECIAL RISKS RELATING TO FUTURES CONTRACTS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Portfolios may benefit from the use of such futures, changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolios than if they had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolios may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any Portfolio securities sought to be hedged.

                                    SERIES-37

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the Portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close future contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. The Investment Adviser and Subadvisers believe that over time the value of the investments of the Portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

WRITING COVERED CALL OPTIONS

The Federated High Yield, Large Cap, Equity Income, Lazard International Stock, MFS and Mid Cap Disciplined Equity Portfolios may write (i.e., sell) covered call options. By writing a call option, a Portfolio becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The principal reason for writing call options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. Purchases of puts or sales of calls are intended to protect against price movements in particular securities in a Portfolio's portfolio. Sales of calls may also generate income. The Portfolios receive a premium from writing a call option which they retain whether or not the option is exercised.

Certain risks exist in this practice. By writing a call option, a Portfolio might lose the potential for gain on the underlying security while the option is open. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Portfolio's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Portfolio's ability to effectively hedge.

The Portfolios may only write "covered" options. This means that as long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Portfolio might own substantially similar U.S. Treasury bills.

Options on some securities are relatively new and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Portfolio's ability to use such options to achieve its investment objectives.

BUYING PUT AND CALL OPTIONS

The Large Cap, Equity Income, Federated High Yield, Lazard International Stock, MFS and Mid Cap Disciplined Equity Portfolios may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders' capital when market conditions warrant. The Portfolios may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the Portfolios, in anticipation of or as a substitute for the purchase of the securities themselves. These options may (must, in the case of the Federated Portfolios) be listed on a national exchange or executed "over-the-counter" with a broker-dealer as

                                    SERIES-38
the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration.

The Portfolios will pay a premium in exchange for the right to purchase (call) or sell (put) a specific par value of a fixed income or equity security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, a Portfolio's risk is limited to the option premium paid and the risk of depreciation in value of securities on which it has written call options. By writing a call option on a security, however, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call.

The Portfolios may sell the put and call options prior to their expiration and thereby realize a gain or loss. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Liquid securities sufficient to fulfill a call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Portfolio's position, the option may be exercised and the Portfolio will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. MFS Portfolio may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

The Portfolios that engage in buying put and call options may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that such Portfolio wants to purchase at a later date. In the event that the expected market fluctuations occur, the Portfolio may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Portfolio.

In certain instances, the Portfolio may enter into options on Treasury securities which may be referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

OPTIONS ON STOCK INDICES -- MFS, Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may write (sell) covered call and put options and purchase call and put options on stock indices. These Portfolios may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When such Portfolios write an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Portfolio will either close out the option at a profit or allow it to expire unexercised. The Portfolio writing the covered call or put option will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such

                                    SERIES-39
transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by the Portfolio for the writing of the option, less related transaction costs. In addition if the value of an underlying index moves adversely to the Portfolios' option position, the option may be exercised, and the Portfolios will experience a loss which may only be partially offset by the amount of the premium received.

The MFS, Lazard International Stock, Large Cap, Equity Income Portfolios may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance.

INDEX FUTURES CONTRACTS

FUTURES CONTRACTS -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, Lazard International Stock Portfolio and Mid Cap Disciplined Equity Portfolio may enter into stock index futures contracts (Index Futures). The Portfolios will utilize Index Futures for hedging and non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes are used to attempt to protect the Portfolios' current or intended stock investments from broad fluctuations in stock prices. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general stock market decline, a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates or a rise in the dollar value of foreign currencies, may be offset, in whole or part, by gains on Index Futures contracts purchased by the Portfolios. A Portfolio will incur brokerage fees when it purchases and sells Index Futures contracts, and it will be required to make and maintain margin deposits.

OPTIONS ON INDEX FUTURES CONTRACTS -- MFS, Large Cap, Equity Income, Lazard International Stock and Mid Cap Disciplined Equity Portfolios may purchase and write options on stock index futures contracts. Such investment strategies will be used for hedging and non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by the Portfolios in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging the portfolios of the Portfolios than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, the Portfolios may suffer a loss on the transaction.

FORWARD CONTRACTS ON FOREIGN CURRENCY -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolios will enter into Forward Contracts for hedging and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates. Transactions in Forward Contracts entered into for hedging purposes may include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. The Portfolios may also enter into Forward Contracts for "cross hedging" purposes, e.g., the purchase or sale of a Forward Contract on one type of currency as a hedge against adverse fluctuations in the value of a second type of currency. By entering into such transactions, however, the Portfolios may be required to forgo the benefits of advantageous changes in exchange rates. The Portfolios may also enter into transactions in Forward Contracts for other than hedging purposes. For example, if the Subadviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolios may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolios will realize profits which will increase its gross income. Such

                                    SERIES-40
transactions, however, may be considered speculative and could involve significant risk of loss, as set forth below. the Portfolios have established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such Contracts.

Forward Contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in the Futures and Options contracts described above.

OPTIONS ON FOREIGN CURRENCIES -- MFS Portfolio, Large Cap Portfolio, Equity Income Portfolio, and Lazard International Stock Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities, and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolios could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of Forward Contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments.

RESTRICTED AND ILLIQUID SECURITIES

Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, and Equity Income Portfolios may purchase and sell securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). Sale of this type of security is typically restricted under the federal securities laws. The above mentioned Portfolios may also purchase and sell securities that are subject to transfer restrictions, and may therefore be illiquid.

Some restricted securities may be "illiquid" because sale of these securities may be difficult and the Portfolio engaging in trading of illiquid securities may not be able to sell them (or sell them at fair market value) when the investment adviser or Subadviser believes it is desirable to do so. Accordingly such sales may be made at less than fair market value or may not be able to sell them when the investment adviser believes it is desirable to do so.

The following Portfolios currently limit the amount of net assets that may be invested in illiquid securities to 15% of their respective Portfolio's net assets: Large Cap, Equity Income, MFS, Federated Stock, Federated High Yield, Lazard International Stock and Mid Cap Disciplined Equity Portfolios.

Securities may be illiquid securities for different reasons including, among others, (i)absence of a readily available market or legal or contractual restrictions on resale; and (ii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose.

Each Subadviser will monitor the liquidity of such restricted securities. This monitoring process will involve a continuing review of the trading markets for the specific Rule 144A security, whether such security is illiquid and thus subject to the particular Portfolio's limitation on investing its net assets in illiquid investments. In monitoring a restricted security, the Investment adviser or Subadviser will review the current value of the security based on currently available information. The Subadviser, however, will retain sufficient oversight and be ultimately responsible for the determinations.

Subject to the limitation on investments in illiquid investments, the Portfolios may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, a Portfolio might not be able to sell these securities when the Subadviser wishes to do so, or might

                                    SERIES-41
have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Subadviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Additionally, the Equity Income, Large Cap and the Federated Portfolios may engage in trading of commercial paper which is illiquid. The limitation for illiquid securities are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. As a matter of investment practice, which may be changed without shareholder approval, the Federated Portfolios will limit investments in illiquid securities, including certain restricted securities not determined by the Subadviser to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

The Equity Income, Large Cap and the Federated Portfolios may also invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Portfolio, who agree that it is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be pursuant to an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Portfolio through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. These Portfolios believe that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Portfolios' Subadviser are quite liquid. The Portfolios may, therefore, treat the restricted securities which meet the criteria for liquidity established by the Subadviser, including Section 4(2) commercial paper, as determined by the Subadviser of the Portfolio, as liquid and not subject to the investment limitation applicable to illiquid securities.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS

The MFS, Large Cap, Lazard International Stock, Federated High Yield, and Equity Income Portfolios may each purchase foreign securities or American Depository Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over the counter in the United States.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting standards, changes in currency rates, generally higher brokerage or commission rates on foreign trades, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential difficulties in enforcing contractual relationships, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by a Portfolio will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, foreign securities are subject to less supervision and there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company of government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Certain restrictions may apply concerning the amount of a Portfolio's net assets which may be invested in foreign securities. For example MFS Portfolio may invest up to 25% of its net assets in such securities, although it generally expects to invest between 0% and 10% of its total assets in foreign securities (not including ADRs).

                                    SERIES-42
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The Portfolios may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Subadviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. MFS Portfolio may also hold foreign currency in anticipation of purchasing foreign securities.

AMERICAN DEPOSITORY RECEIPTS

As noted above, ADRs are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on United States securities exchanges, the Subadviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities described above.

EMERGING MARKET SECURITIES

The MFS, Large Cap, Federated High Yield, Lazard International Stock, and Equity Income Portfolios may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Subadviser to be an emerging market as defined above. Additionally, the Portfolios may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio. Emerging nations may suffer from extreme and volatile debt burdens or inflation rates. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Portfolio.

                                    SERIES-43

LENDING PORTFOLIO SECURITIES

The Lazard International Stock, MFS, Federated High Yield, Federated Stock, Large Cap, Equity Income and Mid Cap Disciplined Equity Portfolios are each authorized to lend their portfolio securities to brokers, dealers and other financial organizations. The Large Cap and Equity Income Portfolios may lend portfolio securities to Fidelity. The purpose of this lending activity is to generate additional income. The primary risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

As with any securities lending, a risk exists that when the Portfolio lends portfolio securities, the securities may not be available to the Portfolio on a timely basis and the Portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Each of the Portfolios engaging in securities lending will follow certain guidelines in determining whether a particular potential securities borrower is appropriate. For example, MFS will usually only make loans to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents or U. S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. MFS Portfolio would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U. S. Government securities or a letter of credit). The Lazard International Stock and Federated Portfolios may lend securities from its portfolio to brokers, dealers and financial institutions if cash or cash equivalent collateral, including letters of credit, marked-to-market daily and equal to at least 100% of the current market value of the securities loaned (including accrued interest and dividends thereon) plus the interest payable to the Portfolio with respect to the loan is maintained by the borrower with the Portfolio in a segregated account.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Investment Subadviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. A Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Portfolio may receive as collateral will not become part of the Portfolio's investment Portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities and the Portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. The Portfolio will not lend securities having a value that exceeds 10% of the current value of its total assets. Loans of securities will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

TEMPORARY BANK BORROWING

All of the Portfolios may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. The Federated Portfolios may borrow up to 33% of their respective assets for such reasons as well.

Temporary or emergency borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Lazard International Stock Portfolio's total assets (including the amount borrowed) less liabilities (including the amount borrowed) at the time the borrowing is made. Securities may not be purchased by the Portfolio while borrowings in excess of 5% of the value of the Lazard International Stock Portfolio's

                                    SERIES-44
total assets are outstanding. The foregoing policies do not apply to MFS, Equity Income, and Large Cap Portfolios, whose policies permit borrowing of up to 33 1/3% of total assets.

LETTERS OF CREDIT

The Lazard International Stock Portfolio and Mid Cap Disciplined Equity Fund may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Lazard International Stock Portfolio may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES

The Lazard International Stock, Equity Income, and Large Cap Portfolios may also invest Portfolio assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Lazard International Stock Portfolio has undertaken that it will not make investments that will result in more than 5% of its total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS

The Large Cap and Equity Income Portfolios may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES

Federated High Yield, MFS Portfolio, Large Cap Portfolio and Equity Income Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES

Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

MFS Portfolio, Federated High Yield, Large Cap and Equity Income Portfolios may invest a portion of their assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

                                    SERIES-45

MFS, Large Cap and Equity Income Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, please review the SAI.

INVESTMENT COMPANY SECURITIES

The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase and sell securities of closed-end investment companies.

AFFILIATED BANK TRANSACTIONS

The Large Cap and Equity Income Portfolios may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits): municipal securities, U. S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Trustees and the Subadvisers of Portfolios engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES

The Large Cap, Equity Income, and Lazard International Stock Portfolios may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency, Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

                                    SERIES-46

SHORT SALES "AGAINST THE BOX"

The Large Cap, Equity Income, and Lazard International Stock Portfolios may enter into a short sale against the box. If a Portfolio decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

SWAP AGREEMENTS

The Large Cap and Equity Income Portfolios may engage in swap agreements which can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Portfolio is not limited to any particular form of swap agreement if the Subadviser determines it is consistent with the fund's investment objective and policies.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. Each Portfolio expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Each Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

                                    SERIES-47

                                   EXHIBIT B
--------------------------------------------------------------------------------

A. DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many favorable investment attributes are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds rate Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market short-comings.

C -- Bonds rate C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

B. DESCRIPTION OF STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issued only in small degree.

A -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or

                                    SERIES-48
changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC -- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

                                    SERIES-49

                           THE TRAVELERS SERIES TRUST

L-11788-3NC                                                                 5/97